Exhibit 10.26(b)
EXHIBIT A-1
TO
TERM LOAN AGREEMENT
Commitments

Name of Lender	Commitment
JPMorgan Chase Bank, National Association	$16,250,000
Bank of America, N.A.	$16,250,000
BNP Paribas	$13,000,000
The Royal Bank of Scotland plc	$13,000,000
Wells Fargo Bank, N.A.	$13,000,000
Calyon New York Branch	$13,000,000
Fortis Bank SA/NV, Cayman Islands Branch	$5,500,000
Fifth Third Bank	$8,000,000
Sumitomo Mitsui Banking Corporation	$8,000,000
UBS Loan Finance LLC	$8,000,000
U.S. Bank National Association	$8,000,000
Credit Suisse, Cayman Islands Branch	$7,500,000
ING Bank N.V.	$6,500,000
Abu Dhabi International Bank Inc.	$5,750,000
Capital One, National Association	$5,750,000
The Northern Trust Company	$5,750,000
Compass Bank	$4,875,000
Standard Chartered Bank	$4,875,000
Arab Banking Corporation (B.S.C.)	$4,500,000
Bank of Texas, N.A.	$4,500,000

Name of Lender	Commitment
Comerica Bank	$4,000,000
Commerzbank AG, New York and Grand Cayman Branches	$4,000,000
Deutsche Bank AG, New York Branch	$4,000,000
HSBC Bank USA, National Association	$4,000,000
Riyad Bank, Houston Agency	$4,000,000
The Bank of Nova Scotia	$4,000,000
Wachovia Bank, National Association	$4,000,000
TOTAL	$200,000,000

2

EXHIBIT B
TO
TERM LOAN AGREEMENT
Form of Borrowing/Election Notice
TO:
JPMorgan Chase Bank, National Association, as contractual representative (the “Administrative Agent”) under that certain Term Loan Agreement dated as of November 9, 2007 by and among Chicago Bridge & Iron Company N.V., as a Guarantor, Chicago Bridge & Iron Company as borrower (the “Borrower”), the financial institutions from time to time parties thereto as lenders (the “Lenders”) and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”).

The Borrower hereby gives to the Administrative Agent a Borrowing/Election Notice pursuant to [Section 2.1][Section 2.7][Section 2.9(D)] of the Term Loan Agreement, and the Borrower hereby requests to [borrow][convert] [continue] on                 ,       (the [“Borrowing Date”][“Election Date”]) from the Lenders on a pro rata basis an aggregate principal amount of [US $                    ] in Loans as a
•	Floating Rate Advance

•	Eurodollar Rate Advance
•	Applicable Interest Period of month(s).
[The undersigned hereby certifies to the Administrative Agent and the Lenders that (i) the representations and warranties of the undersigned contained in Article VI of the Term Loan Agreement are and shall be true and correct on and as of the date hereof and on and as of the Borrowing Date (unless such representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true and correct as of such date) except for changes in the Schedules to the Term Loan Agreement affecting transactions permitted by or not in violation of the Term Loan Agreement; (ii) no Default or Unmatured Default has occurred and is continuing on the date hereof or on the Borrowing Date; and (iii) the conditions set forth in Sections 5.2 of the Term Loan Agreement have been satisfied.]

Unless otherwise defined herein, terms defined in the Term Loan Agreement shall have the same meanings in this Borrowing/Election Notice.
Dated                           ,

CHICAGO BRIDGE & IRON COMPANY
By:
Name:
Title:

2

EXHIBIT C
TO
TERM LOAN AGREEMENT
[Reserved]

EXHIBIT D
TO
TERM LOAN AGREEMENT
Form of Assignment and Acceptance Agreement
This Assignment Agreement (this “Assignment Agreement”) between                                          (the “Assignor”) and                                           (the “Assignee”) is dated as of                     , 20     . The parties hereto agree as follows:
(1) PRELIMINARY STATEMENT. The Assignor is a party to a Term Loan Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the “Term Loan Agreement”) described in Item 1 of Schedule 1 attached hereto (“Schedule 1”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Term Loan Agreement.
(2) ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Term Loan Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Term Loan Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.
(3) EFFECTIVE DATE. The effective date of this Assignment Agreement (the “Effective Date”) shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after this Assignment Agreement, together with any consents required under the Term Loan Agreement, are delivered to the Administrative Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.
(4) PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Administrative Agent which relate to the portion of the Commitment or Loans assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

2

(5) RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.
(6) REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR’S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and (iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrowers or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrowers or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrowers, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents. Such assignment is without recourse to the Assignor.
(7) REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Term Loan Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under

3

ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys’ fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee’s non-performance of the obligations assumed under this Assignment Agreement, (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes and (x) it has made its own independent appraisal of risks arising under or in connection with any Loan Documents.
(8) GOVERNING LAW. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW (INCLUDING, WITHOUT LIMITATION 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
(9) NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Term Loan Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.
(10) COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.
IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

4

SCHEDULE 1
To Assignment Agreement
1. Description and Date of Term Loan Agreement. That certain Term Loan Agreement, dated as of November 9, 2007, by and among Chicago Bridge & Iron Company N.V., as Guarantor, Chicago Bridge & Iron Company, as borrower (the “Borrower”), the lenders from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as contractual representative on behalf of itself and the other Lender (the “Administrative Agent”).

2.	Date of Assignment Agreement.	, 200

3.	Amounts (As of Date of Item 2 above):	$______________

	Assignee’s percentage of the Facility purchased under the Assignment Agreement* Amount of the Facility purchased under the Assignment Agreement**	______________ % $______________

4.	Assignee’s Commitment (or Loans with respect to terminated Commitment) purchased hereunder:	$______________

5.	Proposed Effective Date:	_______________

6.	Non-standard Recordation Fee Arrangement:	N/A** [Assignor/Assignee to pay 100% of fee]

Accepted and Agreed:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]

By:	By:
Title:	Title:

ACCEPTED AND CONSENTED TO***	ACCEPTED AND CONSENTED TO
BY	BY

CHICAGO BRIDGE & IRON COMPANY	JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

By:	By:
Title:	Title:

*	Percentage taken to 10 decimal places

**	If fee is split 50-50, pick N/A as option

***	So long as no Default shall have occurred and is continuing

2

ATTACHMENT TO
SCHEDULE 1 to ASSIGNMENT AGREEMENT
ADMINISTRATIVE INFORMATION SHEET
Attach Assignor’s Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
(Sample form shown below)
ASSIGNOR INFORMATION
Contact:

Name:	Telephone No.:
Fax No.:	Telex No.:
Answerback:
Payment Information:
Name & ABA # of Destination Bank:
Account Name & Number for Wire Transfer:
Other Instructions:
Address for Notices for Assignor:
ASSIGNEE INFORMATION
Credit Contact:

Name:	Telephone No.:
Fax No.:	Telex No.:
Answerback:
Key Operations Contacts:

Booking Installation:	Booking Installation:
Name:	Name:
Telephone No.:	Telephone No.:
Fax No.:	Fax No.:
Telex No.:	Telex No.:
Answerback:	Answerback:

Payment Information:
Name & ABA # of Destination Bank:
Account Name & Number for Wire Transfer:
Other Instructions:
Address for Notices for Assignee:

2

JPMORGAN INFORMATION
Assignee will be called promptly upon receipt of the signed agreement.

Initial Funding Contact:	Subsequent Operations Contact:
Name:	Name:
Telephone No.:	Telephone No.:
Fax No.:	Fax No.:
JPMorgan Telex No.:
Initial Funding Standards:
Libor — Fund 2 days after rates are set.
JPMorgan Wire Instructions:
[JPMORGAN TO CONFIRM]

3

EXHIBIT E-1
TO
TERM LOAN AGREEMENT
Form of Borrower’s US Counsel’s Opinion(s)
Attached

EXHIBIT E-2
TO
TERM LOAN AGREEMENT
Form of Borrower’s Foreign Counsel’s Opinion(s)
Attached

EXHIBIT E-3
TO
TERM LOAN AGREEMENT
List of Closing Documents

EXHIBIT F
TO
TERM LOAN AGREEMENT
Form of Officer’s Certificate
I, the undersigned, hereby certify that I am the                      of CHICAGO BRIDGE & IRON COMPANY N.V., a corporation duly organized and existing under the laws of the Kingdom of the Netherlands (the “Company”). Capitalized terms used herein and not otherwise defined herein are as defined in that that certain Term Loan Agreement dated as of November 9, 2007 by and among the Company, as Guarantor, Chicago Bridge & Iron Company, as borrower (the “Borrower”), the financial institutions from time to time parties thereto as lenders (the “Lenders”) and JPMorgan Chase Bank, National Association, as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”).
I further certify on behalf of the Company, that as of the date hereof, to the best of my knowledge, after diligent inquiry of all relevant persons at the Company and its Subsidiaries, no Default or Unmatured Default exists [other than the following (describe the nature of the Default or Unmatured Default and the status thereof)].
IN WITNESS WHEREOF, I hereby subscribe my name on behalf of the Company on this            day of                     ,           .

CHICAGO BRIDGE & IRON COMPANY N.V.
By: Chicago Bridge & Iron Company B.V., its Managing Director

By:
Title:

EXHIBIT G
TO
TERM LOAN AGREEMENT
Form of Compliance Certificate
Pursuant to Section 7.1(A)(iii) of that certain Term Loan Agreement dated as of November 9, 2007 by and among Chicago Bridge & Iron Company N.V. (the “Company”), as a Guarantor, Chicago Bridge & Iron Company, as borrower (the “Borrower”), the financial institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, National Association, as contractual representative for itself and the other Lenders (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), the Company, through its respective                                         , hereby delivers to the Administrative Agent [, together with the financial statements being delivered to the Administrative Agent pursuant to Section 7.1(A) of the Term Loan Agreement,] this Compliance Certificate (the “Certificate”) [for the accounting period from                     , 20      to                     , 20     ] (the “Accounting Period”). Capitalized terms used herein shall have the meanings set forth in the Term Loan Agreement. Subsection references herein relate to subsections of the Term Loan Agreement.
THE UNDERSIGNED HEREBY CERTIFIES THAT:
1. I am the duly elected                      of the Company;
2. I have reviewed the terms of the Term Loan Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;
3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate [except as set forth below]; and
4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Term Loan Agreement, all of which data and computations are true, complete and correct.

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this            day of                     , 20     .
The Company hereby certifies on behalf of itself and the Borrower through its                     , that the information set forth herein and on the attached Schedule I hereto is accurate as of                     ,           , to the best of such officer’s knowledge, after diligent inquiry, and that the financial statements delivered herewith present fairly the financial position of the Borrower and its Subsidiaries at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with Agreement Accounting Principles, consistently applied.
Dated                     ,

CHICAGO BRIDGE & IRON COMPANY N.V.
By: Chicago Bridge & Iron Company B.V., its Managing Director

By:
Name:
Title:

SCHEDULE I
to
COMPLIANCE CERTIFICATE
I.	FINANCIAL COVENANTS

A.	MAXIMUM LEVERAGE RATIO (Section 7.4(A))

(1)	Adjusted Indebtedness			$

(2)	EBITDA

	(a)	Consolidated Net Income		$

	(b)	Interest Expense	+	$

	(c)	Taxes	+	$

	(d)	Non-recurring non-cash charges	+	$

	(e)	Extraordinary losses incurred other than in the ordinary course of business	+	$

	(f)	Non-recurring non-cash credits	-	$

	(g)	Extraordinary gains realized other than in the ordinary course of business	-	$

	(h)	Non-recurring after-tax losses	+	$

	(i)	EBIT	=	$

	(j)	Depreciation	+	$

	(k)	Amortization	+	$

	(l)	EBITDA	=	$

(3)	“Leverage Ratio” (Ratio of item (1) to (2)(l))			to 1.00

(4)	Maximum Leverage Ratio			2.50 to 1.00
B.	MINIMUM FIXED CHARGE COVERAGE RATIO (Section 7.4(B))
(1)	Consolidated Net Income Available for Fixed Charges

		(a)	Net Income		$

		(b)	Extraordinary gains	-	$

		(c)	Extraordinary losses	+	$

		(d)	Other excluded earnings	-	$

		(e)	Consolidated Net Income	=	$

		(f)	Provisions for Income Taxes	+	$

		(g)	Consolidated Fixed Charges (item 2(c))	+	$

		(h)	Consolidated Net Income Available for Fixed Charges

			(item 1(e) plus 1(f) plus 1(g))	+	$

	(2)	Consolidated Fixed Charges

		(a)	Consolidated Long-Term Lease Rentals		$

		(b)	consolidated interest expense	+	$

		(c)	Consolidated Fixed Charges	=	$

	(3)	Fixed Charge Coverage Ratio (Ratio of (1)(h) to (2)(c)			to 1.00

	(4)	Minimum Fixed Charge Coverage Ratio			1.75 to 1.00

C.	MINIMUM CONSOLIDATED NET WORTH (Section 7.4(C)).

	(1)	State whether Consolidated Net Worth (as defined) was less than the sum of (a) $473,954,000, plus (b) fifty percent (50%) of the sum of Consolidated Net Income (if positive) calculated separately for each fiscal quarter commencing with the fiscal quarter ending on September 30, 2007, plus 75% of the amount by which stockholders’ equity of the Company is, in accordance with Agreement Accounting Principles, adjusted from time to time as a result of the issuance of any Equity Interests after September 30, 2007 minus the Executive Equity Repurchase Payment.			Yes/No

II.	OTHER MISCELLANEOUS PROVISIONS

A.	SUBSIDIARY INDEBTEDNESS (Section 7.3(A))

(1)	Aggregate principal amount of unsecured Indebtedness from Lealand Finance Company B.V. to any Subsidiary of the Company (other than a Subsidiary Guarantor) [Maximum: $50,000,000]	$

(2)	Aggregate amount of letters of credit and bank guarantees for workmen’s compensation claims and social security programs [Maximum: $60,000,000]	$

(3)	Aggregate principal amount of other Indebtedness, including Permitted Existing Indebtedness, incurred by the Subsidiaries not otherwise permitted under Section 7.3(A) [Maximum: $20,000,000][Please attached a detailed schedule setting forth all such Subsidiary Indebtedness]	$
B.	ASSET SALES (Section 7.3(B))

(1)	Aggregate book value of assets acquired from Pitt-Des Moines Inc. and identified in a ruling by the Federal Trade Commission requiring the divestiture of such assets
	[Maximum: $15,000,000]	$

(2)	State whether any asset sales (other than (i) sales of inventory in the ordinary course of business, (ii) dispositions of obsolete equipment in the ordinary course, (iii) transfers of assets between the Company and its wholly-owned Subsidiaries, (iv) Permitted Sale and Leaseback Transactions pursuant to Section 7.3(B)(iv), and (v) the sale or other disposition of (a) all of the assets comprising the UltraPure System business operations of the Company, and (b) all of the assets comprising the XL Technology Systems, Inc. business unit of the Company on terms ordered by FTC or otherwise reasonably acceptable to the Administrative Agent) have occurred.	Yes/No

(3)	If yes, attach as a schedule hereto the details of such asset sales and calculation of compliance with Sections 2.4(B), 2.5(B) and 7.3(B)(vi).
C. INVESTMENTS (Section 7.3(D))

(1)	Aggregate amount of Investments in joint ventures	$
[Maximum: $150,000,000]

(2)	Aggregate amount of Investments not otherwise permitted under Sections 7.3(D)(i) through (ix)	$
[Maximum: $20,000,000]

D.	RESTRICTED PAYMENTS (Section 7.3(S))

(1)	Aggregate amount of Restricted Payments made or paid by the Company or any Subsidiary	$
Maximum: $100,000,000
E.	MATERIAL SUBSIDIARY CALCULATIONS (Sections 7.2(K) and 7.3(Q))

Material Subsidiaries
(1)
Set forth below is a list of all Material Subsidiaries of the Company and each other Subsidiary of the Company that guarantees Indebtedness of the Company. Also set forth below is an indication of whether such Subsidiaries are parties to the Guaranty.

Signatory to
Subsidiary Guaranty
Name of Material Subsidiaries and Jurisdiction of Formation	(Yes/No)
Yes

Yes

EXHIBIT H
TO
TERM LOAN AGREEMENT
Form of Subsidiary Guaranty
Attached

EXHIBIT I
TO
TERM LOAN AGREEMENT
Form of Note

$	Chicago, Illinois [DATE]
FOR VALUE RECEIVED, the undersigned, CHICAGO BRIDGE & IRON COMPANY, a corporation organized under the laws of [                                        ] (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of [                                        ] (the “Lender”) the principal sum of [                                        ] AND NO/100 DOLLARS ($[                                        ]), or, if less, the aggregate unpaid principal amount of all Loans (as defined in the Term Loan Agreement referred to below) made by the Lender to such Borrower pursuant to the “Term Loan Agreement” (as defined below), on the “Termination Date” (as such term is defined in the Term Loan Agreement) or on such earlier date as may be required by the terms of the Term Loan Agreement. Capitalized terms used herein and not otherwise defined herein are as defined in the Term Loan Agreement.
The Borrower promises to pay interest on the unpaid principal amount of each Loan made to it from the date of such Loan until such principal amount is paid in full at a rate or rates per annum determined in accordance with the terms of the Term Loan Agreement. Interest hereunder is due and payable at such times and on such dates as set forth in the Term Loan Agreement.
At the time of each Loan, and upon each payment or prepayment of principal of each Loan, the Lender shall make a notation either on the schedule attached hereto and made a part hereof, or in such Lender’s own books and records, in each case specifying the amount of such Loan, the respective Interest Period thereof (in the case of Eurodollar Rate Loans) or the amount of principal paid or prepaid with respect to such Loan, as applicable; provided that the failure of the Lender to make any such recordation or notation shall not affect the Obligations of the Borrower hereunder or under the Term Loan Agreement.
This Note is one of the promissory notes referred to in, and is entitled to the benefits of, that certain Term Loan Agreement dated as of November 9, 2007 by and among the Borrower, Chicago Bridge & Iron Company N.V., as a Guarantor, the financial institutions from time to time parties thereto as Lenders and JPMorgan Chase Bank, National Association, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”). The Term Loan Agreement, among other things, (i) provides for the making of Loans by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding such Lender’s Commitment, the indebtedness of the Borrower resulting from each such Loan to it being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.
Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower. Whenever in this Note reference is made to the Administrative Agent, the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns. The Borrower’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.
This Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (including Section 735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.

CHICAGO BRIDGE & IRON COMPANY, as the Borrower
By:
Name:
Title:

2

SCHEDULE OF LOANS AND PAYMENTS OR PREPAYMENTS

Amount of
		Type of	Interest	Principal	Unpaid
	Amount of	Loan	Period/	Paid or	Principal	Notation
Date	Loan	Currency	Rate	Prepaid	Balance	Made By

EXHIBIT J
TO
TERM LOAN AGREEMENT
Form of Designation Agreement
Dated                     , 20__
Reference is made to the Term Loan Agreement dated as of November 9, 2007 (as amended or otherwise modified from time to time, the “Term Loan Agreement”) among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), as a Guarantor, Chicago Bridge & Iron Company, as borrower (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, National Association, as Administrative Agent,                                         . Terms defined in the Term Loan Agreement are used herein as therein defined.
                     (the “Designating Lender”),                      (the “Designated Lender”), and the Company, on behalf of itself and the Borrower, agree as follows:
1.	The Designating Lender hereby designates the Designated Lender, and the Designated Lender hereby accepts such designation, as its Designated Lender under the Term Loan Agreement.

2.
The Designating Lender makes no representations or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Term Loan Agreement or any other instrument or document furnished pursuant thereto.

3.
The Designated Lender (i) confirms that it has received a copy of the Term Loan Agreement, together with copies of the financial statements referred to in Article VII thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action it may be permitted to take under the Term Loan Agreement; (iii) confirms that it is an Eligible Designated Lender; (iv) appoints and authorizes the Designating Lender as its administrative agent and attorney-in-fact and grants the Designating Lender an irrevocable power of attorney to receive payments made for the benefit of the Designated Lender under the Term Loan Agreement and to deliver and receive all communications and notices under the Term Loan Agreement, if any, that Designated Lender is obligated to deliver or has the right to receive thereunder; (v) acknowledges that it is subject to and bound by the confidentiality provisions of the Term Loan Agreement (except as permitted under Section 14.4 and Section 14.5 thereof); and (vi) acknowledges that the Designating Lender retains the sole right and responsibility to vote under the Term Loan Agreement, including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Term Loan Agreement, and agrees that the Designated Lender shall be bound by all such votes, approvals, amendments, modifications and waivers and all other agreements of the Designating Lender pursuant to or in connection with the Term Loan Agreement.

4.
Following the execution of this Designation Agreement by the Designating Lender, the Designated Lender and the Company, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective Date of this Designation Agreement shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on the signature page hereto (the “Effective Date”).

5.
Upon such acceptance and recording by the Administrative Agent, as of the Effective Date (a) the Designated Lender shall have the right to make Loans as a Lender pursuant to Section 2.1 or 2.2 of the Term Loan Agreement and the rights of a Lender related thereto and (b) the making of any such Loans by the Designated Lender shall satisfy the obligations of the Designating Lender under the Term Loan Agreement to the same extent, and as if, such Loans were made by the Designating Lender.

6.
This Designation Agreement shall be governed by, and construed in accordance with, the internal laws (including §735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.

IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.
Effective Date1:

[NAME OF DESIGNATING LENDER]
By:
Name:
Title:

[NAME OF DESIGNATED LENDER]
By:
Name:
Title:

CHICAGO BRIDGE & IRON COMPANY N.V. By: Chicago Bridge & Iron Company B.V., its Managing Director
By:
Name:
Title:

[1]	This date should be no earlier than the date of acceptance by the Administrative Agent.

2

Accepted and Approved this
 _____  day of                     ,  _____

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION as Administrative Agent
By:
Title:

3

Law Department CB&IOne CB&I Plaza 2103 Research Forest Drive The Woodlands, TX 77380-2624 USA Tel: +1 832 513 1000 Fax: +1 832 513 1094 www.CBI.com
November 9, 2007
Each of the Lenders party
to the Term Loan Agreement
referred to below and
JPMorgan Chase Bank, National
Association, as
Administrative Agent

Re:	Chicago Bridge &
Iron Company Ladies and
Gentlemen:
     I have acted as United States counsel to Chicago Bridge & Iron Company N.V., a company incorporated in The Netherlands (the “Company”) and Chicago Bridge & Iron Company, a corporation incorporated under the laws of the State of Delaware (the “Borrower”) in connection with the execution and delivery of the Term Loan Agreement (the “Term Loan Agreement”), dated as of the date hereof, among the Company, as a guarantor, the Borrower, the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).
     This opinion is furnished to you pursuant to Section 5.1(v) of the Term Loan Agreement. Capitalized terms used herein without definition shall have the meanings specified in the Term Loan Agreement.
     In connection with the opinions expressed herein, I have examined the following documents:
(i)	the Term Loan Agreement; and

November 9, 2007 Page 2
(ii)	each promissory note, dated as of the date hereof (if any), to be executed and delivered pursuant to Section 2.12(D) of the Term Loan Agreement.
     The documents referred to in clauses (i) and (ii) above are collectively referred to herein as the “Loan Documents.”
                 In rendering this opinion to you, I have assumed, without inquiry:
(a) ( i)the genuineness of all signatures other than those on behalf of the Company and the Borrower on original copies of the Loan Documents; (ii) the conformity to the original documents of all documents submitted to me as copies and t e’ authenticity of all documents submitted to me as originals; (iii) the due authorization, execution and delivery of the Loan Documents by each of the parties thereto other than the Company (solely with respect to execution and delivery) and the Borrower and (iv) the validity and enforceability of the Loan Documents against each of the parties thereto other than the Company and the Borrower;
     (b) that the execution, delivery and performance of the Loan Documents by each party thereto do not conflict with or constitute a violation of any law or governmental rule or regulation of (i) the State of Delaware other than the General Corporation Law of the State of Delaware (the “DGCL”) or (ii) any jurisdiction other than the United States of America and the State of Illinois;
     (c) that the execution, delivery and performance of the Loan Documents by each party thereto other than, with respect to clauses (ii) and (iii) below, as applicable to the Company, and with respect to clauses (i), (ii) and (iii) below, as applicable to the Borrower, do not breach, conflict with or constitute a violation of or default under (i) the certificate or articles of association or incorporation, by-laws or any other charter or governing document of such party; (ii) any agreement, instrument or document to which any such party was, or is, a party or by which any such party or any of its properties was, or is, bound or (iii) any order, judgment or decree to which any such party was, or is, bound or subject or by which any of its properties was, or is, bound; and
     (d) that any consideration contemplated to be given on the Closing Date by any party in any of the Loan Documents was given on the Closing Date.
     Based upon the foregoing assumptions and subject to the limitations, qualifications and exceptions hereinafter set forth, I am of the opinion that:
     1. The Borrower on the date hereof (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is duly qualified as a foreign corporation to transact business and is in good standing in its jurisdiction of incorporation and each jurisdiction where such qualification is required, except where the failure to be so qualified or be in good standing could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party including to borrow in accordance with the Term Loan Agreement.
     2. The execution, delivery and performance of each Loan Document by the Company and the Borrower on the date hereof, and the consummation of the transactions contemplated thereby (a) with respect to the Borrower, have been duly authorized by all requisite corporate action of the Borrower and (b) with respect to the following clauses (i)(B), (i)(C), (ii) and (iii) as applicable to the Company and for all of the following clauses (i), (ii) and (iii) as applicable to the Borrower will not (i) violate (A) any provision of the certificate of incorporation or by-laws of the Borrower, (B) any applicable federal or Illinois State law, statute, rule or regulation, the DGCL or any order of any federal or Illinois State Governmental Authority with jurisdiction over the Company or the Borrower or such

November 9, 2007 Page 3
Person’s properties or the Chancery Court, appellate courts or Secretary of State of the State of Delaware or (C) any provision of any indenture or other material agreement or instrument known to me to which the Company or the Borrower is a party or by which it or any of its property may be bound, (ii) result in a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any property or assets now owned or hereafter acquired by the Company or the Borrower except, in the case of clauses (i) through (iii) above, for any of the foregoing that could not reasonably be expected to result in a Material Adverse Effect or materially and adversely affect the rights or interests of the Lenders under the Loan Documents.
     3. The Company and the Borrower have duly executed and delivered each Loan Document to which such Person is a party, and each such Loan Document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     4. No consent or approval of, registration or filing with, or any other action by any federal or Illinois State Governmental Authority with jurisdiction over the Company or the Borrower or the Chancery Court, or appellate courts or Secretary of State of the State of Delaware is or will be required in connection with the execution, delivery or performance by the Company and the Borrower of each Loan Document to which such Person is a party or the consummation of the transactions thereby, other than any such authorizations and approvals as have already been obtained and are in full force and effect according to federal or Illinois law or the DGCL.
     5. To the best of my knowledge, there are no pending or threatened actions, suits or proceedings at law or in equity or by or before any federal, Illinois or Delaware Governmental Authority against or affecting the Company or the Borrower or any business, property or rights of any such Person that involve any Loan Documents or the transactions contemplated thereby.
     6. Neither the Company nor the Borrower is an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940.
     7. The application of the proceeds thereof by the Borrower pursuant to the terms of the Term Loan Agreement will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
     My opinions set forth above are subject to the following qualifications:
     A. The enforceability of the Loan Documents is subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other laws affecting creditor’s rights generally and (ii) general principles of equity (regardless

November 9, 2007 Page 4
of whether considered in a proceeding in equity or at law).
     B.  I express no opinion as to the Lenders’ right to collect any payment to the extent that such payment constitutes a penalty, forfeiture or late charge.
     C. I express no opinion as to the applicability of Section 548 of the Federal Bankruptcy Code or of any provisions of any state fraudulent conveyance statute or law to the transactions contemplated by the Loan Documents.
     The foregoing opinions are limited to matters involving the federal laws of the United States, the laws of the State of Illinois and the DGCL, and I do not express any opinion as to the laws of any other jurisdiction.
     This opinion is rendered solely to, and is intended solely for the benefit of, the Administrative Agent and the Lenders, in connection with the transactions contemplated by the Loan Documents. This opinion may not be relied upon by the Administrative Agent or any of the Lenders or any of their respective successors and assigns for any other purpose, or by any other person, firm or corporation for any purpose, in each case without my prior written consent.
Very truly yours,
Robert H. Wolfe Assistant
General Counsel

Asia
  Pacific
  Bangkok
  Beijing
  Hanoi
  Ho Chi Minh City
Hong Kong Jakarta
  Kuala Lumpur
  Manila
  Melbourne
Shanghai
Singapore
Sydney
Taipei
Tokyo

Europe &
Middle East
Almaty
Amsterdam
Antwerp Bahrain
Baku
Barcelona
Berlin
Bologna
Brussels
Brussels-European
Law Center Budapest
Cairo
Dusseldorf
Frankfurt
Geneva Kyiv
London
Madrid
Milan
Moscow
Munich
Paris
Prague
Riyadh
Rome
St. Petersburg
Stockholm
Vienna
Warsaw
Zurich
North & Latin
America Bogota
Brasilia Buenos
Aires Cancun
Caracas
Chicago
Chihuahua
Dallas
Guadalajara
Houston
Juarez
Mexico City
Miami
Monterrey
New York Palo
Alto Porto
Alegre
Rio de Janeiro
San Diego
San Francisco
Santiago
Sao Paulo
Tijuana Toronto
Valencia
Washington, DC
BAKER & MCKENZIE
Baker & McKenzie Amsterdam N.V.
Attorneys at law, Tax advisors and Civil-Law Notaries
Claude Debussylaan 54
P.O. Box 2720
1000 CS Amsterdam
The Netherlands
Tel: +31 20 551 7555
Fax: +31 20 626 7949
www.bakemet.com
November 9, 2007
To: the Lenders from time to time party to the Term Loan Agreement referred to below
Attention: JPMorgan Chase Bank, National Association, as Administrative Agent
Dear Sirs:
We have acted as special Netherlands legal counsel to Chicago Bridge & Iron Company N.V. (the “Company”), with its registered office in Amsterdam, with respect to certain matters of Netherlands law relating to the Term Loan Agreement, dated the date hereof (the “Term Loan Agreement”) among the Company; Chicago Bridge & Iron Company as Subsidiary Borrower; certain financial institutions named therein as Lenders; JPMorgan Chase Bank, National Association, as Administrative Agent; Bank of America, N.A., as Syndication Agent; and Royal Bank of Scotland plc, Wells Fargo Bank, N.A. and Calyon New York Branch, as Documentation Agents.
In arriving at the opinions expressed below, we have examined and relied on the following documents:
a.	an executed copy of the Term Loan Agreement furnished to us byyourselves;

b.	an excerpt, dated October 26, 2007, of the registration of the Company in the Trade Register of the Chamber of Commerce of Amsterdam (the “Trade Register”), confirmed to us to be unchanged in all respects material for rendering this opinion by telephone communication from the Trade Register on the date hereof (the “Company Excerpt”);

c.	a copy of the deed of incorporation (akte van oprichting) of the Company, dated November 22, 1996 (the “Company Deed of Incorporation”);

d.	a copy of the articles of association (statuten) of the Company, represented by the management of the Company to be a true and
Baker & McKenzie Amsterdam N.V. has its registered office in Amsterdam, the Netherlands, and is registered with the Trade Register under number 34208804.
Baker & McKenzie Amsterdam N.V. is a member of Baker & McKenzie International, a Swiss Verein.

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correct copy of the articles of association of the Company as in force on the date hereof (the “Company Articles”);

e.	an excerpt, dated October 26, 2007, of the registration of Chicago Bridge & Iron Company B.V. (CB&I B.V.”) in the Trade Register, confirmed to us to be unchanged in all respects material for rendering this opinion by telephone communication from the Trade Register on the date hereof (the “CB&I B.V. Excerpt” and together with the Company Excerpt, the “Excerpts”);

f.	a copy of the deed of incorporation (akte van oprichting) of CB& I B.V., dated March 17, 1997 (the “CB&I B.V. Deed of Incorporation”);

g.	a copy of the articles of association (statuten) of CB&I B.V., represented by the management of the Company to be a true and correct copy of the articles of association of CB&I B.V. as in force on the date hereof (the “CB&I B.V. Articles”);

h.	a written resolution of the Board of Directors (directie) of the Company, reflecting the approval of the execution, delivery and performance by the Company of the Term Loan Agreement (the “Company Management Board Resolutions”);

i.	minutes of a meeting of the Supervisory Board (raad van commissarissen) of the Company held on August 20, 2007, reflecting the approval of the execution, delivery and performance by the Company of the Term Loan Agreement (the “Supervisory Board Resolutions”); and

J.	a copy of a directors certificate of the Company, dated November 7, 2007, signed by CB&I B.V., the sole director of the Company (the “Company Management Certificate”).
Capitalized terms used but not defined in this opinion have the meanings assigned to them in the Term Loan Agreement.
In examining and describing the documents listed at a. through j. above and in giving the opinions stated below, we have, with your permission, assumed the following:
the genuineness of all signatures on all documents;

(ii)	the authenticity and completeness of all documents submitted to us as originals and the conformity to authentic originals of all conformed, copied, faxed or specimen documents;

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(iii)	that all information supplied to us orally by public officials and all certificates of public officials submitted to us are true and correct in all respects;

(iv)	the reliability of all search results obtained by electronic data transmission and the accuracy of the results of any printed or computer search of offices of public record;

(v)	that the information set forth in each of the Excerpts is true and correct as of the date hereof Although not constituting conclusive evidence thereof, this assumption is supported by telephonic inquiries made to the Trade Register today;

(vi)	that the Company Articles are the articles of association (statuten) of the Company as in force on the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by the fact that the date of the last amendment to the articles of association of the Company as shown on the Company Excerpt corresponds with the date shown in the Company Articles as the last date of amendment of the articles of association of the Company;

(vii)	that the CB&I B.V. Articles are the articles of association (statuten) of CB&I B.V. as in force on the date hereof. Although not constituting conclusive evidence thereof, this assumption is supported by the fact that the date of the last amendment to the articles of association of CB&I B.V. as shown on the CB&I B.V. Excerpt corresponds with the date shown in the CB&I B.V. Articles as the last date of amendment of the articles of association of CB&I B.V.;

(viii)	that the Company Management Board Resolutions have not been and will not be revoked, amended, declared null and void (nietig verklaard) or rescinded (vernietigd);

(ix)	that the Supervisory Board Resolutions were duly adopted at a meeting of the Supervisory Board of the Company convened and held in accordance with all of the applicable requirements of Dutch law and the articles of association of the Company and that the Supervisory Board Resolutions have not been and will not be revoked, amended, declared null and void (nietig verklaard) or rescinded (vernietigd);

(ix)	that the Company Deed of Incorporation is a notarial deed (authentieke akte), that the contents thereof are correct and complete and that there are no defects in the incorporation of the

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Company, not appearing on the face of the Company Deed of Incorporation, on the basis of which a court might dissolve the Company;

(x)	that the CB& I B.V. Deed of Incorporation is a notarial deed (authentieke akte), that the contents thereof are correct and complete and that there are no defects in the incorporation of CB& I B.V., not appearing on the face of the CB&I B.V. Deed of Incorporation, on the basis of which a court might dissolve CB&I B.V.;

(xi)	that neither the Company nor CB&I B.V. has passed a resolution to voluntarily dissolve (ontbinden), merge (fuseren) or de-merge (splitsen) and no petition has been presented or order made by a court for the bankruptcy (faillissement) or moratorium of payment (surseance van betaling) of either of the Company or CB&I B.V. and no receiver, trustee, administrator (bewindvoerder) or similar officer has been appointed in respect of either of the Company or CB&I B.V. or their respective assets and that no decision has been taken to dissolve (ontbinden) either of the Company or CB&I B.V. by (i) the competent Chamber of Commerce under Article 19a Book 2 of the Dutch Civil Code or (ii) the competent District Court (rechtbank) under Article 21 Book 2 of the Dutch Civil Code. Although not constituting conclusive evidence thereof, this assumption is supported by information obtained by telephone today from (i) the Bankrupty Clerk’s Office (faillissementsgriffie) of the District Court (rechtbank) of Amsterdam (being the competent bankruptcy court in respect of each of the Company and CB&I B.V. in view of their corporate seats being at Amsterdam) and (ii) the Trade Register;

(xii)	that each party to the Term Loan Agreement (other than the Company) has been duly incorporated and organized and is validly existing and in good standing (where such concept is legally relevant) under the laws of its jurisdiction of incorporation and of the jurisdiction of its principal place of business;

(xiii)	(i) that the Term Loan Agreement has been duly authorized and validly executed and delivered by all parties thereto (other than the Company) and (ii) that under any applicable law (other than insofar as the Company is concerned the laws of The Netherlands) the Term Loan Agreement constitutes the valid and binding obligation of each of the parties thereto, enforceable against each of such parties in accordance with its terms;

(xiv)	that neither the Term Loan Agreement nor any of the transactions contemplated thereby or connected therewith (whether individually

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or seen as a whole) are or will result in a breach of the laws of any relevant jurisdiction other than that of The Netherlands (including for the avoidance of doubt the tax laws of any such jurisdiction) or are intended to avoid the applicability or the consequences of such laws in a manner that is not permitted thereunder;

(xvi)	that all the factual statements contained in the Company Management Certificate are true and correct as of the date hereof;

(xvii)	that all necessary licenses, authorizations, permissions, consents and exemptions by or from any public or semipublic authority or agency of any country other than The Netherlands (“Governmental Authorizations”), and all payments of stamp duties or other taxes under the laws of any country other than The Netherlands, which may be required in connection with the execution, delivery and performance by the parties thereto of the Term Loan Agreement and any transaction contemplated therein, have been obtained or made and in the case of Governmental Authorizations are in full force and effect;

(xviii)	that under the laws of the State of Illinois to which the Term Loan Agreement is expressed to be subject, and under all other relevant laws (other than those of The Netherlands):
(a)	the choice of the laws of the State of Illinois as the governing law of the Term Loan Agreement is a valid and binding choice of law;

(b)	the submission by the Company to the exclusive jurisdiction of the state or federal courts located in Chicago, Illinois, in or pursuant to the Term Loan Agreement is valid and binding upon the Company; and
(xix)	that there are no dealings between the parties thereto that affect the Term Loan Agreement.
We have undertaken no independent factual investigation in connection with the opinions expressed herein or the transactions contemplated by the Term Loan Agreement other than to review the documents listed at a. through j. above. Specifically, we have relied as to factual matters on our review of the documents listed at a. through j. above and on the factual assumptions made herein. Our examination referred to above has been limited to the face of the documents and we have not examined the meaning and effect of any document governed by a law other than Dutch law.

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Except as specifically mentioned herein, we have not conducted or caused to be conducted any searches, investigations or reviews relating to any judgment, rule, regulation, order, encumbrance, lien or third-party interest to which the Company is subject or by which its property and assets are bound or any litigation or governmental proceedings commenced, pending or threatened against or affecting the Company or its property, interests, rights, assets or undertakings.
We have not been concerned with investigating or verifying the completeness or accuracy of the facts, representations and warranties set out in the Term Loan Agreement (except to the extent specifically set forth herein) and to the extent that the accuracy of such facts and warranties or of any facts stated in any other document on which we have relied in giving this opinion is relevant to the contents of this opinion, we have (except to the extent specifically set forth herein) assumed that such facts are correct.
We do not express an opinion on matters of fact; matters of international law, including, without limitation, the laws of the European Union except to the extent the laws of the European Union have direct force and effect in The Netherlands; anti-trust law; or any matter of taxation. No opinion is given on commercial, accounting or non-legal matters or on the ability of the parties to meet their financial obligations under the Term Loan Agreement.
Based on the foregoing, and subject to any facts, circumstances or documents not disclosed to us, and subject to the further limitations, qualifications, assumptions, exclusions and exceptions set forth herein, we are of the opinion that:
A.	The Company has been duly incorporated and is validly existing as a limited liability company (naamloze vennootschap) under the laws of The Netherlands.

B.	The Company has the corporate power and corporate authority to execute and deliver the Term Loan Agreement and to perform its contractual obligations thereunder. The execution, delivery and performance by the Company of the Term Loan Agreement have been duly authorized by all requisite corporate action on the part of the Company. The Term Loan Agreement has been duly executed and delivered by the Company.

C.	Neither (i) the execution and delivery by the Company of the Term Loan Agreement nor (ii) the performance by the Company of its contractual obligations under the Term Loan Agreement, requires any consent, approval or authorisation of any national governmental or regulatory authority of The Netherlands.

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D.	Under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, there is no requirement that the Term Loan Agreement or any other document be filed or registered, or that any similar formalities be complied with, in any public office in The Netherlands in order to ensure the validity, binding effect or enforceability of the Term Loan Agreement against the Company in legal proceedings in The Netherlands or the admissibility into evidence of the Term Loan Agreement in such proceedings.

E.	Neither (i) the execution and delivery by the Company of the Term Loan Agreement nor (ii) the performance by the Company of its contractual obligations under the Term Loan Agreement, violates or conflicts with the provisions of any published law, rule or regulation of general application of The Netherlands. Neither (i) the execution and delivery by the Company of the Term Loan Agreement nor (ii) the performance by the Company of its contractual obligations under the Term Loan Agreement, violates or conflicts with any of the provisions of the Company Articles.

F.	The choice of the laws of the State of Illinois as the law governing the Term Loan Agreement is valid and binding upon the Company under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, and accordingly the Term Loan Agreement constitutes, in a proceeding before the courts of The Netherlands duly applying the laws of the State of Illinois, the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to such exceptions to the legal, valid and binding obligation thereof and to the enforceability thereof as exist under the laws of the State of Illinois.

G.	The submission by the Company to the exclusive jurisdiction of the state or federal courts located in Chicago, Illinois, pursuant to Section 11.13(A) of the Term Loan Agreement, is valid and binding upon the Company under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, except that (i) such submission to jurisdiction is void if any state or federal court sitting in the State of Illinois would refuse to apply an international mandatory rule of Dutch law, that is a rule of Dutch private international law which specifies the governing law in a particular situation and which does not permit any deviation from such governing law by agreement of the parties and (ii) such submission to jurisdiction will not be given effect with respect to claims for relief in summary proceedings (kort Reding) before the provisional remedies judge (voorzieningenrechter) of a competent court in The Netherlands.

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H.	In the absence of an applicable treaty between The Netherlands and the United States of America, a judgment rendered by a court in the State of Illinois will not be directly enforceable in The Netherlands. In order to obtain a judgment which is enforceable in The Netherlands, the claim must be reheard on its merits before a competent court in The Netherlands. However (i) a final judgment (which is a judgment not subject to being contested by appeal or other means) for the payment of money (other than a judgment for the payment of a fine or penalty or for the payment of punitive damages, as to which we express no opinion) rendered against the Company, in respect of a breach by the Company of its payment obligations under the Term Loan Agreement by a state or federal court located in Chicago, Illinois, acting pursuant to the acceptance by the Company of the exclusive jurisdiction of such courts pursuant to Section 11.13(A) of the Term Loan Agreement, will under current practice be recognised by a Dutch court if (1) such judgment results from proceedings compatible with Dutch concepts of due process, (2) such judgment and its enforcement do not violate the public policy of The Netherlands, (3) the court that rendered such judgment (x) had jurisdiction under the relevant laws applicable in the State of Illinois and (y) did not assume jurisdiction on grounds incompatible with internationally recognised principles in respect of jurisdictional matters and (4) such judgment does not conflict with any other final judgment rendered between the same parties and (ii) the court in The Netherlands that so recognises a judgment granted against the Company as described in clause (i) of this sentence will under current practice generally grant the same monetary relief (other than a judgment for the payment of a fine or penalty or for the payment of punitive damages, as to which we express no opinion) set forth in such judgment without the necessity for relitigation on the merits.
The opinions expressed herein are subject to the following exceptions, limitations, qualifications and assumptions:
(i)	The use of the terms “enforceable”, “enforceability”, “valid”, “binding” and “effective” where used in paragraphs A. through H. above means that the obligations assumed by the relevant party under the relevant agreement are of a type which Dutch law generally recognizes or enforces; it does not mean that these obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular, enforcement before the courts of The Netherlands will in any event be subject to the matters set forth in paragraphs (ii) through (xvii) below.

(ii)	The opinions expressed herein may be affected or limited by and are subject in all respects to the provisions of applicable law

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concerning bankruptcy (faillissement), insolvency, fraudulent conveyance (actio Pauliana), preferential transfers (e.g. Article 47 Faillissementswet), statutory merger (juridische fusie), statutory demerger (juridische splitsing), moratorium (surseance van betaling), setoff, abatement (matiging), counterclaim, statute of limitations (verjaring) and compulsory dissolution (ontbinding), and other laws now or hereafter in effect, relating to or affecting the rights and remedies of creditors generally.

(iii)	The rights and obligations of the parties to the Term Loan Agreement are, to the extent that the laws of The Netherlands are applicable and also possibly in the event that enforcement by a court in The Netherlands of the Term Loan Agreement, or of a judgment rendered against the Company based on the Term Loan Agreement, is sought, subject to the principles of reasonableness and fairness (beginselen van redelijkheid en billijkheid), which under Dutch law govern the relationship between the parties to a contract and which in certain circumstances may limit or preclude the reliance on, or enforcement of, contractual terms and provisions.

(iv)	The enforcement in The Netherlands of the Term Loan Agreement would be subject to the rules of civil procedure as applied by the Dutch courts.

(v)	Specific performance (reele executie) and other remedies analogous to common law equitable remedies such as injunctive relief may not always be available under Dutch law:

(vi)	A provision which stipulates that certain documents constitute conclusive evidence may not be enforceable in all circumstances.

(vii)	Under Article 109, Book 6, of the Dutch Civil Code the court has the power under certain circumstances to reduce the amount of damages that would otherwise be payable by a party to an agreement for failure to comply with the provisions of such agreement.

(viii)	If a specific provision in the Term Loan Agreement permits concurrent proceedings to be brought in different jurisdictions at the same time relating to the same subject matter such provision may not be enforceable in The Netherlands.

(ix)	Article 242 of the Dutch Code of Civil Procedure may limit the enforcement in proceedings before a Dutch court of contractual

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provisions providing for indemnification for attorney’s fees and collection costs (buitengerechtelijke kosten).

(x)	Under Dutch law each power of attorney (volmacht) or mandate (lastgeving) (including all appointments of process agents or other agents or attorneys-in-fact), whether or not by its terms stated to be irrevocable, granted by the Company, expressly or by implication, in the Term Loan Agreement will terminate without notice by force of law upon bankruptcy of the Company or, as the case may be, of the person to whom the power of attorney (volmacht) or mandate (lastgeving) is granted.

(xi)	Powers of attorney granted by the Company can only be exercised with the cooperation of the court-appointed administrator (bewindvoerder) in the event the Company is granted a suspension of payments (surs6ance van betaling).

(xii)	The validity of the Term Loan Agreement may be affected by the provisions of Sections 3:45-3:48 of the Dutch Civil Code (to which Sections 42 through 45 of the Dutch Bankruptcy Act correspond in case of bankruptcy). These provisions grant to creditors, including future creditors, and the receiver in bankruptcy (curator), the right to challenge the validity of certain transactions if (i) such transactions are entered into by a debtor without a legal obligation to do so, (ii) the rights of one or more present or future creditors of the debtor are thereby prejudiced and (iii) at the time such transaction was entered into the debtor knew or reasonably should have known that the rights of one or more other present or future creditors of the debtor would be prejudiced by such transaction.

(xiii)	The opinions expressed in paragraph F. above are subject to the following exceptions and qualifications: (1) The choice of the laws of the State of Illinois as the law governing the Term Loan Agreement will not be recognized as valid and binding under the laws of The Netherlands, insofar as the laws of The Netherlands are applicable, to the extent that (a) any provision of the Term Loan Agreement or (b) any provision of the laws of the State of Illinois applicable to the Term Loan Agreement, is manifestly incompatible with the public policy of The Netherlands. (2) Regardless of the law which the parties to a contract have chosen as the governing law with respect thereto, a court of The Netherlands may give effect to mandatory rules of the laws of another jurisdiction with which the situation has a close connection, if and insofar as under the laws of that other jurisdiction those rules must be applied regardless of the law which would otherwise be applicable. (3) Regardless of the law

10/13

BAKER & MCKENZIE
which the parties to a contract have chosen as the governing law with respect thereto, the courts of The Netherlands will apply the laws of The Netherlands in a situation where under Dutch law application of such laws is mandatory. (4) The courts of The Netherlands will take into account the law of the country in which performance of an obligation occurs or is to occur in relation to (a) the manner of performance of such obligation and (b) the measures required to be taken by the obligee in the event of failure to perform such obligation.

(xiv)	The service of process against the Company other than by personal delivery by a bailiff of the Dutch courts (gerechtsdeurwaarder) may not be considered by a Dutch court to constitute valid service of process, notwithstanding any provision to the contrary in the Term Loan Agreement.

(xv)	Any provision of the Term Loan Agreement stating that the rights and obligations thereunder shall bind or enure to the benefit of any assignee of any party thereto may not be enforceable in The Netherlands in the absence of further agreements to that effect with such assignee.

(xvi)	Provisions of the Term Loan Agreement providing that a party thereto is not liable for, or is entitled to indemnification for, such party’s own intentional misconduct (opzet) or gross negligence (grove schuld) are in conflict with the public policy of The Netherlands and may not be enforceable in The Netherlands.

(xvii)	Dutch law does not recognize the concept of ownership of property by a trustee for the benefit of third persons. Accordingly, any trusts purported to be created pursuant to any provision of the Term Loan Agreement would not be recognized under the laws of The Netherlands and would not be enforced in legal proceedings before a court in The Netherlands.
We express no opinion concerning
[a]	the validity, enforceability or effectiveness in proceedings in the courts of The Netherlands of any security interest purported to be created by the Term Loan Agreement;

[b]	the provisions of Section 10.3 (e), (h) and (k) of the Term Loan Agreement, of the last sentence of Section 10.3 of the Term Loan Agreement and of Section 10.4 of the Term Loan Agreement insofar as pursuant to those provisions the Company

11/13

BAKER & MCKENZIE
purports to waive any defenses available to it pursuant to mandatory provisions of Dutch law;

[c]	the enforceability in proceedings before the Dutch courts of the second sentence of Section 11.13(B) of the Term Loan Agreement; or

[d]	the provisions of the second sentence of Section 11.15 of the Term Loan Agreement, to the extent such provision relates to liens and security interests created by Dutch law.
This opinion speaks as of the date hereof, and we make no undertaking to supplement such opinions if facts and circumstances (including, without limitation, amendments to the Term Loan Agreement) come to our attention, or changes in the law occur, which could affect such opinion.
This opinion:
1.	expresses and describes Dutch legal concepts in English and not in their original Dutch terms; these concepts may not be identical to the concepts described by the English translations; this opinion may therefore be relied upon only on the express conditions (x) that such opinion and any issues of interpretation or liability arising thereunder shall be governed by, and that all words and expressions used herein shall be construed and interpreted in accordance with, the laws of The Netherlands and (y) that any issues of interpretation or liability arising hereunder shall also be governed by Dutch law and shall be brought exclusively before a Dutch court;

2.	is strictly limited to the matters set forth herein and no opinion may be inferred or implied beyond that expressly stated herein; and

3.	is furnished as of its date pursuant to Section 5.1(v) of the Term Loan Agreement and may be relied upon solely by the addressees hereof and may not be relied upon by or furnished, circulated or quoted to, or used or referred to or filed with, any other person, or by any person in any other context, without our express written consent. A copy may, however, be provided to (i) your legal advisors solely for the purpose of the Term Loan Agreement and of giving their opinions in connection therewith and subject to the restrictions set forth in this paragraph 3, (ii) bank examiners and regulators in connection with their review of your activities and (iii) prospective participants and assignees under the Term Loan Agreement subject to the restrictions set forth in this paragraph 3.
We express no opinion on any laws other than the law of The Netherlands as it stands and has been interpreted in printed case law of the courts of The Netherlands as of the date of this opinion. In particular, without limiting the generality of the foregoing we express no opinion concerning whether or under

12/13

BAKER & MCKENZIE
what circumstances or with what result a court sitting outside The Netherlands would or might apply Dutch law.
This opinion is given on behalf of Baker & McKenzie Amsterdam N.V. and not on behalf of or by any other office or associated firm of the Swiss Verein Baker & McKenzie International. In this opinion the expressions “we”, “us”, “our” and like expressions should be construed accordingly.
Yours sincerely,
Baker & McKenzie Amsterdam N.V.

13/13

$200,000,000
TERM LOAN FACILITY
TO
CHICAGO BRIDGE & IRON COMPANY
November 9, 2007
LIST OF CLOSING DOCUMENTS1
A. LOAN AND SECURITY DOCUMENTS
1.	Term Loan Agreement (the “Term Loan Agreement”) by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), as Guarantor, Chicago Bridge & Iron Company, as borrower under the Term Loan Agreement (the “Borrower”), the institutions from time to time parties thereto as lenders (the “Lenders”), and JPMorgan Chase Bank, National Association, in its capacity as contractual representative capacity (the “Administrative Agent”), evidencing a $200,000,000 term loan facility to the Borrowers from the Lenders.
EXHIBITS

EXHIBIT A-1	—	Commitments
EXHIBIT B	—	Form of Borrowing/Election Notice
EXHIBIT C	—	RESERVED
EXHIBIT D	—	Form of Assignment and Acceptance Agreement
EXHIBIT E-1	—	Form of Borrower’s US Counsel’s Opinion
EXHIBIT E-2	—	Form of Borrower’s Foreign Counsel’s Opinion
EXHIBIT E-3	—	List of Closing Documents
EXHIBIT F	—	Form of Officer’s Certificate
EXHIBIT G	—	Form of Compliance Certificate
EXHIBIT H	—	Form of Subsidiary Guaranty
EXHIBIT I	—	Form of Note
EXHIBIT J	—	Form of Designation Agreement

1	Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as applicable.

2

SCHEDULES

SCHEDULE 1.1.1	Permitted Existing Indebtedness
SCHEDULE 1.1.2	Permitted Existing Investments
SCHEDULE 1.1.3	Permitted Existing Liens
SCHEDULE 1.1.4	Permitted Existing Contingent Obligations
SCHEDULE 1.1.5	Material Subsidiaries and Foreign Subsidiaries that are not Excluded Foreign Subsidiaries
SCHEDULE 6.4	Pro Forma Financial Statements
SCHEDULE 6.7	FTC Litigation
SCHEDULE 6.8	Subsidiaries
SCHEDULE 6.9	ERISA
SCHEDULE 6.17	Environmental Matters
SCHEDULE 7.3(N)	Subsidiary Covenants
SCHEDULE 7.3(S)	Permitted Restricted Payments
2.	Guaranty (the “Guaranty”) executed by each of the Subsidiary Guarantors, in favor of the Administrative Agent.

3.	Notes executed by the Borrower in favor of any Lender which has requested a note pursuant to Section 2.12 of the Credit Agreement in the aggregate principal amount of each such Lender’s Commitment under the Credit Agreement.
B. CORPORATE DOCUMENTS
4.	Certificates of the Secretary or Assistant Secretary of the Company and the Borrower certifying: (i) the resolutions of the Board of Directors (or other similar governing body) of the Company or the Borrower authorizing, inter alia, the execution, delivery and performance of each document to which it is a party; and the names and true signatures of the incumbent officers of the Company or the Borrower authorized to sign the documents to which it is a party and authorized to request Advances or Letters of Credit under the Credit Agreement, and (ii) with respect to the Borrower, a copy of the By-laws for the Borrower.

5.	Articles of Incorporation of the Company and the Borrower certified as of recent date by the appropriate governmental officer in the jurisdiction of incorporation for the Company and the Borrower.

6.	Good Standing Certificate for the Company and the Borrower certified as of recent date by the appropriate governmental officer in the jurisdiction of incorporation for the Company and the Borrower.

3

C. OPINIONS
7.	Opinion of General Counsel of the Company, the Borrower and the Subsidiary Guarantors with respect to the Term Loan Agreement and the Guaranty.

8.	Opinion of Dutch Counsel of the Company with respect to the Term Loan Agreement.

4

$200 Million Term Loan Schedules
Schedule 1.1.1 — Permitted Existing Indebtedness (w/o duplication)
In 000’s of USD Equivalent
As of September 30, 2007

In 000’s of
US$ Equivalent
Company	Party	Outstanding

Section (a) — Borrowed Money		N/A

Section (b) — Deferred Purchase Price		N/A

Section (c) — Lien Obligations		N/A

Section (d) — Notes
Chicago Bridge & Iron Company	Praxair	219
Employee Benefits Agreement

Section (e) — Capitalized Leases		N/A

Section (f) — Contingent Obligations	Refer to Schedule 1.1.4

$200 Million Term Loan Schedules
Schedule 1.1.1 — Permitted Existing Indebtedness (w/o duplication)
In 000’s of USD Equivalent
As of September 30, 2007
Section (g) — Letters of Credit

		Value in	In
		currency	000’s
Issued by	Currency	of issue	of USD
Emirates Bank Int’l	AED	640	174
Emirates Bank Int’l	AED	4,500	1,225
Mashreq Bank	AED	50	14
Mashreq Bank	AED	50	14
Mashreq Bank	AED	150	41
Mashreq Bank	AED	50	14
Mashreq Bank	AED	160	44
Mashreq Bank	AED	30	8
Mashreq Bank	AED	50	14
Mashreq Bank	AED	50	14
ANZ Australian-New Zealand Banking Group	AUD	85	75
HSBC — Australia	AUD	280	248
HSBC — Australia	AUD	62	55
HSBC — Australia	AUD	40	35
De National Borg	EUR	28	39
Standard Chartered Bank — London	GBP	3,000	6,140
ANZ Australian-New Zealand Banking Group	PGK	32	11
ANZ Australian-New Zealand Banking Group	PGK	5	2
Saudi American Bank	SAR	57	15
Saudi American Bank	SAR	292	78
Saudi American Bank	SAR	127	34
Saudi American Bank	SAR	50	13
HSBC — Australia	THB	1,000	31
Standard Bank	ZAR	3	0
Credit linked Tranche C			4,040
Credit linked Tranche C			915
Credit linked Tranche C			5,358	*
Credit linked Tranche C			4,437
REV Credit Facility			9,441
REV Credit Facility			23,100
REV Credit Facility			2,000
			$57,627

*	This LC was reduced 10/11/07 from $5,358 to $1,208

$200 Million Term Loan Schedules
Schedule 1.1.1 - Permitted Existing Indebtedness (w/o duplication)
In 000’s of USD Equivalent
As of September 30, 2007
Refer to Schedule 1.1.4 for a list of all Performance and Financial Letters of Credit

Section (h) — Off-Balance Sheet Liabilities
Sale and Leaseback of Plainfield Facility	Approximately	$21,329

Section (j) — Disqualified Stock		N/A

$200 Million Term Loan Schedules
Schedule 1.1.2 — Permitted Existing Investments
As of September 30, 2007
As of September 30, 2007, the Company had invested $488.4 million of its excess cash into overnight funds, money market funds, or time deposits at JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, N.A., Credit Suisse, Fortis Bank, UBS Financial Services, Inc., PNC Bank, N.A., Morgan Keegan, Allied Irish Bank, Northern Trust, Amegy Bank, Bank of New York, Capital One, N.A., Woodforest National Bank, Standard Chartered Bank, Saudi American Bank, National Westminster Bank, Banco Provincial, Citibank, Banesco, Venezolano de Credito, Banco Exterior CA, Banco de Credito and ABN Amro.
As of September 30, 2007, the Company had invested $160.0 million of its excess cash into tax-exempt auction rate certificates at Credit Suisse, UBS Financial Services, Inc., Amegy Bank, Morgan Keegan, Bank of Texas, and Compass Bank.
The Company has investments in the following list of entities:
Arabian CBI Ltd.
Arabian CBI Tank Manufacturing Company Limited
CBI (Malaysia) Sdn. Bhd.
Chicago Bridge & Iron Company (Egypt) LLC
Horton CBI, Limited
CBI (Philippines) Inc.
CBI (Thailand) Limited
Chicago Bridge & Iron Company & Co. L.L.C.
Please refer to Schedule 6.8 for a more detailed presentation.

$200 Million Term Loan Schedules
Schedule 1.1.3 — Permitted Existing Liens
In 000’s of USD Equivalent
As of September 30, 2007
None

$200 Million Term Loan Schedules
Schedule 1.1.4 — Permitted Existing Contingent Obligations
As of September 30, 2007
(See attached LC and Surety Bond reports)

$200 Million Term Loan Schedules
Schedule 1.1.5 — Material Subsidiaries and Foreign Material
Subsidiaries that are not Excluded Foreign Subsidiaries as of September 30, 2007:
SUBSIDIARY BORROWERS;

	Organized	Equity
Chicago Bridge & Iron Company	Delaware	100.0%

MATERIAL SUBSIDIARIES:

U.S. Material Subsidiaries	Organized	Equity
Chicago Bridge & Iron Company	Delaware	100.0%
Chicago Bridge & Iron Company (Delaware)	Delaware	100.0%
Chicago Bridge & Iron Company	Illinois	100.0%
CB&I Constructors, Inc.	Texas	100.0%
CB&I Tyler Company	Delaware	100.0%
CBI Services, Inc.	Delaware	100.0%
CBI Company Ltd.	Delaware	100.0%
CBI Overseas, LLC	Delaware	100.0%
Asia Pacific Supply Co.	Delaware	100.0%
Central Trading Company, Ltd.	Delaware	100.0%
Howe-Baker International, L.L.C.	Delaware	100.0%
Howe-Baker Engineers, Ltd.	Texas	100.0%
Howe-Baker Holdings, L.L.C.	Delaware	100.0%
Howe-Baker Management, L.L.C.	Delaware	100.0%
Matrix Engineering, Ltd.	Texas	100.0%
HBI Holdings, L.L.C.	Delaware	100.0%
Howe-Baker International Management, L.L.C.	Delaware	100.0%
A & B Builders, Ltd.	Texas	100.0%
Matrix Management Services, L.L.C.	Delaware	100.0%
Constructors International, L.L.C.	Delaware	100.0%
CB&I Woodlands LLC	Delaware	100.0%
CBI Americas, Ltd.	Delaware	100.0%
CSA Trading Company, Ltd.	Delaware	100.0%
Oceanic Contractors, Inc.	Delaware	100.0%

Foreign Material Subsidiaries
Chicago Bridge & Iron Company B.V.	Netherlands	100.0%
Chicago Bridge & Iron (Antilles) N.V.	Curacao	100.0%
Lealand Finance Company B.V.	Netherlands	100.0%
Horton CBI, Limited	Canada	99.9%
CBI Constructors Limited	United Kingdom	100.0%
CBI (Europe) B.V.	Netherlands	100.0%
CBI Venezolana, S.A.	Venezuela	100.0%
CBI Construcciones S.A	Argentina	100.0%
CBI Constructors S.A. (Proprietary) Limited	South Africa	100.0%
CBI Eastern Anstalt	Liechtenstein	100.0%

$200 Million Term Loan Schedules
Schedule 1.1.5 — Material Subsidiaries and Foreign Material
Subsidiaries that are not Excluded Foreign Subsidiaries as of September 30, 2007:

Foreign Material Subsidiaries	Organized	Equity
CBI Constructors Pty. Ltd.	Australia	100.0%
Arabian CBI Ltd.	Saudi Arabia	75.0%
CMP Holdings B.V.	Netherlands	100.0%
CBI Holdings (U.K.) Limited	United Kingdom	100.0%
CB&I (Nigeria) Limited	Nigeria	100.0%
Chicago Bridge & Iron (Espana) S.A.	Spain	100.0%
CBI (Philippines) Inc.	Philippines	99.9%
Arabian Gulf Material Supply Company, Ltd.	Cayman Islands	100.0%
Pacific Rim Material Supply Company, Ltd.	Cayman Islands	100.0%
Southern Tropic Material Supply Company, Ltd.	Cayman Islands	100.0%
CB&I Hungary Holding Limited Liability Company	Hungary	100.0%
CB&I UK Limited	United Kingdom	100.0%
CBI Luxembourg S.A.R.L.	Luxembourg	100.0%
CBI Finance Company Limited	Ireland	100.0%
Woodlands International Insurance Co. Ltd.	Ireland	100.0%
Material Supply Companies	Various	100.0%
CBI Peruana SAC	Peru	99.9%
CBI Montajes de Chile Limitada	Chile	100.0%
FOREIGN SUBSIDIARIES THAT ARE NOT EXCLUDED FOREIGN SUBSIDIARIES:

Company Name	Organized	Equity
Chicago Bridge & Iron Company B.V.	Netherlands	100.0%
Chicago Bridge & Iron (Antilles) N.V.	Curacao	100.0%
Lealand Finance Company B.V.	Netherlands	100.0%
Horton CBI, Limited	Canada	99.9%
CBI Constructors Limited	United Kingdom	100.0%
CBI (Europe) B.V.	Netherlands	100.0%
CBI Venezolana, S.A.	Venezuela	100.0%
CBI Construcciones S.A	Argentina	100.0%
CBI Eastern Anstalt	Liechtenstein	100.0%
CBI Constructors Pty. Ltd.	Australia	100.0%
CMP Holdings B.V.	Netherlands	100.0%
CBI Holdings (U.K.) Limited	United Kingdom	100.0%
CB&I (Nigeria) Limited	Nigeria	100.0%
Chicago Bridge & Iron (Espana) S.A.	Spain	100.0%
CBI (Philippines) Inc.	Philippines	99.9%
Arabian Gulf Material Supply Company, Ltd.	Cayman Islands	100.0%
Pacific Rim Material Supply Company, Ltd.	Cayman Islands	100.0%
Southern Tropic Material Supply Company, Ltd.	Cayman Islands	100.0%
CB&I Hungary Holding Limited Liability Company	Hungary	100.0%
CB&I UK Limited	United Kingdom	100.0%
CBI Luxembourg S.A.R.L.	Luxembourg	100.0%
CBI Finance Company Limited	Ireland	100.0%
Woodlands International Insurance Co. Ltd.	Ireland	100.0%
FOREIGN SUBSIDIARIES THAT ARE NOT EXCLUDED FOREIGN SUBSIDIARIES:

Company Name	Organized	Equity
CBI Peruana SAC	Peru	99.9%
CBI Montajes de Chile Limitada	Chile	100.0%

$200 Million Term Loan Schedules
SCHEDULE 1.1.6 — Definition of PMP in the Dutch Exemption Regulation
1.	a professional market party within the meaning of section 1a subsection three of the Exemption Regulation Securities Trade Act 1995.

2.	an enterprise or institution which, according to its balance sheet as at the end of the year preceding the date it extends the relevant repayable funds has assets totalling EUR 500,000,000 or more;

3.
an enterprise, institution or natural person which has net equity (eigen vermogen) totalling EUR 10,000,000 or more at the end of the year preceding the date it extends the relevant repayable funds and which has been active on the financial markets at least twice a month, on average, during two consecutive years preceding the date it extends the relevant repayable funds;

4.	a subsidiary of an enterprise or institution mentioned under 1 over which supervision is exercised by way of consolidation with the professional market party;

5.
an enterprise or institution which has a rating from an agency which is in the opinion of the Dutch Central Bank a professional rating agency or which offers securities which have a rating from an agency which is in the opinion of the Dutch Central Bank a professional rating agency;

The following entities are ‘professional market parties’ within the meaning of section 1a, subsection three of the Exemption Regulation Securities Trade Act 1995:
(a)
anyone who is under supervision of the Netherlands Authority for the Financial Markets and/or the Dutch Central Bank, or of a regulatory authority of another state which allows that entity to be active on the financial markets;

(b)	anyone who in any other way exercises a regulated activity on the financial markets;

(c)
the State of the Netherlands, the Dutch Central Bank, a foreign public body constituting part of the central government, Dutch and foreign regional and local governments, foreign central banks, international and supranational public institutions;

(d)
a legal entity or corporation which, according to the most recent financial statements or consolidated financial statements, complies with at least two of three of the following criteria: (i) an average number of employees during the financial year of 250 or more; (ii) assets totalling, according to its balance sheet, EUR 43 million or more; and (iii) yearly net revenues of at least EUR 50 million;

(e)
entities with statutory seat in the Netherlands which do not meet at least two of the three criteria mentioned in sub (d) above, which have asked the Dutch competent authority to be considered as professional market parties (and which consequently have been registered as such), as well as natural persons with place of residence in the Netherlands who have asked the Dutch competent authority to be considered as a professional market party, and who meet at least two of the following three criteria: (i) the person has carried out transactions of a significant size on securities markets at an average frequency of at least 10 per quarter over the previous four quarters, (ii) the size of the person’s securities portfolio is at least EUR 500,000, and (iii) the person works or has worked for at least one year in the financial sector in a professional position which requires knowledge of securities investment;

$200 Million Term Loan Schedules
SCHEDULE 1.1.6 — Definition of PMP in the Dutch Exemption Regulation
(f)	a legal entity or corporation which has as its only business purpose the investment in securities;

(g)
entities which have been incorporated with the specific purpose of engaging in transactions with the goal of acquiring assets as referred to in Section 2:364 of the Dutch Civil Code which serve to provide security for securities which have been issued or will be issued, all to the extent such entities engage in such transactions.

$200 Million Term Loan Schedules
Schedule 3.2 — Transitional Letters of Credit
to be rolled under the Second Amended and Restated Agreement

		In 000’s of
LC Number	Beneficiary	USD
338560	Southern LNG Inc.	19,608
SB07/4031 / W000231	Saudi Kayan Petrochemical Co.	4,133
3086808	Petrotrin	4,900
3086807	Petrotrin	1,600
323904	GNL Quintero S.A.	7,964
323901	GNL Quintero S.A.	31,527
323907	GNL Quintero S.A.	37,949
	Bear Head LNG c/o Anadarko
649901	Petroleum Corp	1,519
533636030	Samsung Saudi Arabia Ltd	1,405
253550	Cabinda Gulf Oil Company Ltd	26,465
339459	Marathon Petroleum	3,671
350702	Sunoco Inc (R&M)	408
410872	Dominion Cove Point LNG Lmt	28,000
SB07/4029 / W000234	Middle East Engineering & Development Co.Ltd	1,734
SB07/4030 / W000233	Middle East Engineering & Development Co. Ltd.	2,601
ST4003/04	EnCana (UK) Limited	7,559
3086000	Petrotrin	2,500
3085999	Petrotrin	7,500
334422	Refineria La Pampilla	169
334423	Enaex S.A.	94
348003	Enaex S.A.	203
346975	ENAP Refinerias S.A.	638
348004	ENAP Refinerias S.A.	564
346974	ENAP Refinerias S.A.	358
344410	ENAP Refinerias	425
273585	Refineria la Pompilla	197
273586	Refineria la Pompilla	131
332163	Southern LNG Inc.	5,000
333470	Synagro-WWT	625
SLT751624	Trunkline LNG Company, LLC	4,595
410679	Trunkline LNG	3,207

$200 Million Term Loan Schedules
Schedule 3.2 — Transitional Letters of Credit
to be rolled under the Second Amended and Restated Agreement

		In 000’s of
LC Number	Beneficiary	USD
293951	Compania de Petroleos de Chile COPEC	213
253547	Cabinda Gulf Oil Company Ltd	26,465
307606	Houston Fuel Oil Terminal Company	859
334266	Enaex S.A.	914
223002	CNOOC-Fujian LNG, ltd	5,115
246955	Zurich American Insurance Company	23,100
533636028	Samsung Saudi Arabia Ltd	2,810
533636029	Samsung Saudi Arabia Ltd	562
533636027	Samsung Saudi Arabia Ltd	843
297020	SNC-Lavalin UK Limited	146
252574	Toyo Engineering India Ltd	60
293953	Compania de Petroleos de Chile COPEC	98
SLT751064	Continental Casualty Company	9,441
SB07/4028 / W000232	Saudi Kayan Petrochemical Co.	8,266
207192	Ingeneria y Construccion Sigdo Koppers S.A.	84
207123	Ingeneria y Construccion Sigdo Koppers S.A.	349
299681	Bayer Material Sciences LLC	167
379626	PDV	500
218562	Pluspetrol Peru	7,223
G5002/04	MW Kellogg	34
301713	CNOOC Fujian LNG	2,010
301714	CNOOC Fujian LNG	657
301715	CNOOC Fujian LNG	1,743
329333	Toyo Engineering Corporation	1,752
212424	Hovensa L.L.C.	1,753
301318	Hess Corporation	1,497
346695	Bariven S.A.	521
286747	Kinder Morgan Liquids Terminals, LP	321
410634	Marathon Ashland Petroleum LLC	522
751680	Marathon Ashland Petroleum LLC	1,655
264150	Pluspetrol Peru Corporation	1,163

$200 Million Term Loan Schedules
Schedule 3.2 — Transitional Letters of Credit
to be rolled under the Second Amended and Restated Agreement

		In 000’s of
LC Number	Beneficiary	USD
410692	Yankee Gas Services Company	20,000
91899003	Pluspetrol Peru Corp S.A.	2,010
577397	Marathon Petroleum Company LLC	1,904
to be assigned	ENAP Refinerias S.A.	1,488
	Sub-total :	333,491
	Plus 3% currency adjustment:	294

	Total:	333,786

Calculation of Foreign Currency LC’s:

ST4003/04	7,559
533636030	1,405
533636027	843
0

Total USD Equiv. of Foreign Currency LC’s	9,807

3% adjustment to Total Utilization	294

$200 Million Term Loan Schedules
Schedule 6.4 — Pro Forma Financial Statements
Refer to Chicago Bridge & Iron’s Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, filed on October 18, 2007 with the United States Securities and Exchange Commission for CB&I/ABB Lummus Pro Forma Financial Statements.

$200 Million Term Loan Schedules
Schedule 6.7 — Litigation; Loss Contingencies and Violations
Antitrust Proceedings—In October 2001, the U.S. Federal Trade Commission (the “FTC” or the “Commission”) filed an administrative complaint (the “Complaint”) challenging our February 2001 acquisition of certain assets of the Engineered Construction Division of Pitt-Des Moines, Inc. (“PDM”) that we acquired together with certain assets of the Water Division of PDM (the Engineered Construction and Water Divisions of PDM are hereafter sometimes referred to as the “PDM Divisions”). The Complaint alleged that the acquisition violated Federal antitrust laws by threatening to substantially lessen competition in four specific business lines in the United States: liquefied nitrogen, liquefied oxygen and liquefied argon (LIN/LOX/LAR) storage tanks; liquefied petroleum gas (LPG) storage tanks; liquefied natural gas (LNG) storage tanks and associated facilities; and field erected thermal vacuum chambers (used for the testing of satellites) (the “Relevant Products”).
In June 2003, an FTC Administrative Law Judge ruled that our acquisition of PDM assets threatened to substantially lessen competition in the four business lines identified above and ordered us to divest within 180 days of a final order all physical assets, intellectual property and any uncompleted construction contracts of the PDM Divisions that we acquired from PDM to a purchaser approved by the FTC that is able to utilize those assets as a viable competitor.
We appealed the ruling to the full FTC. In addition, the FTC Staff appealed the sufficiency of the remedies contained in the ruling to the full FTC. On January 6, 2005, the Commission issued its Opinion and Final Order. According to the FTC’s Opinion, we would be required to divide our industrial division, including employees, into two separate operating divisions, CB&I and New PDM, and to divest New PDM to a purchaser approved by the FTC within 180 days of the Order becoming final. By order dated August 30, 2005, the FTC issued its final ruling substantially denying our petition to reconsider and upholding the Final Order as modified.
We believe that the FTC’s Order and Opinion are inconsistent with the law and the facts presented at trial, in the appeal to the Commission, as well as new evidence following the close of the record. We have filed a petition for review of the FTC Order and Opinion with the United States Court of Appeals for the Fifth Circuit. Oral arguments occurred on May 2, 2007. In addition to the legal proceedings, we also continue to explore a negotiated resolution of this matter with the FTC. We are not required to divest any assets until we have exhausted all appeal processes available to us, including appeal to the United States Supreme Court. Because (i) the remedies described in the Order and Opinion are neither consistent nor clear, (ii) the needs and requirements of any purchaser of divested assets could impact the amount and type of possible additional assets, if any, to be conveyed to the purchaser to constitute it as a viable competitor in the Relevant Products beyond those contained in the PDM Divisions, and (iii) the demand for the Relevant Products is constantly changing, we have not been able to definitively quantify the potential effect on our financial statements. The divested entity could include, among other things, certain fabrication facilities, equipment, contracts and employees of CB&I. The remedies contained in the Order, depending on how and to the extent they are ultimately implemented to establish a viable competitor in the Relevant Products, could have an adverse effect on us, including the possibility of a potential write-down of the net book value of divested assets, a loss of revenue relating to divested contracts and costs associated with a divestiture.

$200 Million Term Loan Schedules
Schedule 6.7 — Litigation; Loss Contingencies and Violations
Securities Class Action—A class action shareholder lawsuit was filed on February 17, 2006 against us, Gerald M. Glenn, Robert B. Jordan, and Richard E. Goodrich in the United States District Court for the Southern District of New York entitled Welmon v. Chicago Bridge & Iron Co. NV, et al. (No. 06 CV 1283). The complaint was filed on behalf of a purported class consisting of all those who purchased or otherwise acquired our securities from March 9, 2005 through February 3, 2006 and were damaged thereby.
The action asserts claims under the U.S. securities laws in connection with various public statements made by the defendants during the class period and alleges, among other things, that we misapplied percentage-of-completion accounting and did not follow our publicly stated revenue recognition policies.
Since the initial lawsuit, other suits containing substantially similar allegations and with similar, but not exactly the same, class periods were filed.
On July 5, 2006, a single Consolidated Amended Complaint was filed in the Welmon action in the Southern District of New York consolidating all previously filed actions. We and the individual defendants filed a motion to dismiss the Complaint, which was denied by the Court. On March 2, 2007, the lead plaintiffs filed a motion for class certification, and we and the individual defendants filed an opposition to class certification on April 2, 2007. After an initial hearing on the motion for class certification held on May 29, 2007, the Court scheduled another hearing to be held on November 13-14, 2007, to resolve factual issues regarding the typicality and adequacy of the proposed class representatives. The parties have agreed to a rescheduling of the hearing to a later date. Although we believe that we have meritorious defenses to the claims made in the above action and intend to contest it vigorously, an adverse resolution of the action could have a material adverse effect on our financial position and results of operations in the period in which the lawsuit is resolved.
Asbestos Litigation—We are a defendant in lawsuits wherein plaintiffs allege exposure to asbestos due to work we may have performed at various locations. We have never been a manufacturer, distributor or supplier of asbestos products. As of September 30, 2007, we have been named a defendant in lawsuits alleging exposure to asbestos involving approximately 4,645 plaintiffs, and of those claims, approximately 1,993 claims were pending and 2,652 have been closed through dismissals or settlements. As of September 30, 2007, the claims alleging exposure to asbestos that have been resolved have been dismissed or settled for an average settlement amount per claim of approximately one thousand dollars. With respect to unasserted asbestos claims, we cannot identify a population of potential claimants with sufficient certainty to determine the probability of a loss and to make a reasonable estimate of liability, if any. We review each case on its own merits and make accruals based on the probability of loss and our ability to estimate the amount of liability and related expenses, if any. We do not currently believe that any unresolved asserted claims will have a material adverse effect on our future results of operations or financial position and at September 30, 2007 we had accrued $873 for liability and related expenses. While we continue to pursue recovery for recognized and unrecognized contingent losses through insurance, indemnification arrangements or other sources, we are unable to quantify the amount, if any, that may be expected to be recoverable because of the variability in the coverage amounts, deductibles, limitations and viability of carriers with respect to our insurance policies for the years in question.

$200 Million Term Loan Schedules
Schedule 6.7 — Litigation; Loss Contingencies and Violations
Environmental Matters—Our operations are subject to extensive and changing U.S. federal, state and local laws and regulations, as well as laws of other nations, that establish health and environmental quality standards. These standards, among others, relate to air and water pollutants and the management and disposal of hazardous substances and wastes. We are exposed to potential liability for personal injury or property damage caused by any release, spill, exposure or other accident involving such pollutants, substances or wastes.
In connection with the historical operation of our facilities, substances which currently are or might be considered hazardous were used or disposed of at some sites that will or may require us to make expenditures for remediation. In addition, we have agreed to indemnify parties to whom we have sold facilities for certain environmental liabilities arising from acts occurring before the dates those facilities were transferred. We are not aware of any manifestation by a potential claimant of its awareness of a possible claim or assessment with respect to any such facility.
We believe that we are currently in compliance, in all material respects, with all environmental laws and regulations. We do not anticipate that we will incur material capital expenditures for environmental controls or for investigation or remediation of environmental conditions during the remainder of 2007 or 2008.
Other—We were served with subpoenas for documents on August 15, 2005 and January 24, 2006 by the Securities and Exchange Commission in connection with its investigation titled “In the Matter of Halliburton Company, File No. HO-9968,” relating to an LNG construction project on Bonny Island, Nigeria, where we served as one of several subcontractors to a Halliburton affiliate. We are cooperating fully with such investigation.

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
850 PINE STREET INC.
Common Shares

Number Authorized:	1,000.00	Par Value:	0
Number Issued:	1,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)	1,000.00	100.0000%
A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)
Common Shares

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	99.00	99.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Matrix Management Services, L.L.C. (General Partner) 1%	1.00	1.0000%
Arabian CBI Ltd.
Common Shares

Number Authorized:	400.00	Par Value:	SR 5,000
Number Issued:	400.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	400.00
Percent Outstanding:	100.00%
Comments:	05/20/1981: “...the paid-in-capital of the company is to be increased by 2 million Saudi Riyals, making the total paid-in-capital 4 million Saudi Riyals instead of 2 million.”

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	300.00	75.0000%	75.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Saleh Abdullah Alfadl	70.00	17.5000%	17.5000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Ibrahim Abdullah Alfadl	30.00	7.5000%	7.5000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Arabian CBI Tank Manufacturing Company Limited
Common Shares

Number Authorized:	400.00	Par Value:	9,250 SR
Number Issued:	400.00
Percent Issued:	100.00%
Comments:	SR = Saudi Riyals

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	300.00	75.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Commercial & Industrial Services Co. Ltd.	100.00	25.0000%
Arabian Gulf Material Supply Company, Ltd.
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
Asia Pacific Supply Co.
Common Shares

Number Authorized:	100,000.00	Par Value:	$10.00
Number Issued:	100.00
Percent Issued:	0.10%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	100.00	100.0000%
Atlantis Contractors Inc.
Common Shares

Number Authorized:	100.00	Par Value:	$0.00
Number Issued:	100.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	100.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	100.00	100.0000%	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CB&I (Global Services) Limited
Ordinary

Number Authorized:	100,000.00	Par Value:	US$	1.00
Number Issued:	1,000.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,000.00	100.0000%
CB&I (Nigeria) Limited
Common Shares

Number Authorized:	5,000,000.00	Par Value:	N5,000,000.00
Number Issued:	5,000,000.00
Percent Issued:	100.00%
Comments:	N = Nigerian Naira

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	4,999,999.00	100.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
CB&I Europe B.V.	1.00	0.0000%
CB&I CANADA LTD.
Common Shares

Number Authorized:	1,000,000.00
Number Issued:	100.00
Percent Issued:	0.01%
Comments:	Cert No. 1 for 1 share issued to Lawrence Stordy was cancelled pm 12/19/01.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED	100.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CB&I Constructors, Inc.
Common Shares

Number Authorized:	1,000,000.00	Par Value:	$1.00
Number Issued:	1,000,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1,000,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000,000.00	100.0000%	100.0000%

Preferred Shares

Number Authorized:	125,000.00	Par Value:	$1.00
CB&I Engineering Consultant (Shanghai) Co. Ltd.
Capital Contributions
Comments:	Total investment of the Company is US$200,000 Registered capital is US$140,000

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Europe B. V.
CB&I Europe B. V.
Common Shares

Number Authorized:	200.00	Par Value:	NLG 1,000
Number Issued:	40.00
Percent Issued:	20.00%
Treasury Shares:	0.00
Number Outstanding:	40.00
Percent Outstanding:	100.00%
Comments:	NLG = Dutch Guilders

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CMP Holdings B.V.	40.00	100.0000%	100.0000%
CB&I Finance Company Limited
Common Shares

Number Authorized:	100,000.00	Par Value:	1 Euro
Number Issued:	2.00
Percent Issued:	0.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	2.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CB&I HOLDINGS B.V.
Registered Shares

Number Authorized:	9,000,000.00	Par Value:	EUR 0.01
Number Issued:	1,800,000.00
Percent Issued:	20.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company N.V.	1,800,000.00	100.0000%
CB&I HOUSTON 06 LLC
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED	1.00	100.0000%
CB&I HOUSTON 07 LLC
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 08 LLC
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CB&I HOUSTON 09 LLC
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company
CB&I HOUSTON 10 LLC
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 11 LLC
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON 12 LLC
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CB&I HOUSTON 13 LLC
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	1.00	100.0000%
CB&I HOUSTON LLC
Membership Units

Number Authorized:	100.00
Number Issued:	1.00
Percent Issued:	1.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED	1.00	100.0000%
CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)
Registered Capital

Number Authorized:	15,000.00
Number Issued:	15,000.00
Percent Issued:	100.00%
Comments:	Reduced 102,500 by 87,500 = 15,000. HOC Restructuring

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	14,500.00	96.6667%
Chicago Bridge & Iron Company B.V.	500.00	3.3333%
CB&I London
Membership Units

Number Authorized:	1.00
Number Issued:	1.00
Percent Issued:	100.00%
Comments:	$500,000,000 authorized capital divided into 500,000,000 shaes of US$1

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I UK LIMITED	1.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CB&I Paddington Limited
Common Shares

Number Authorized:	500,000,000.00	Par Value:	US$	1.00
Number Issued:	3,589,077.00
Percent Issued:	0.72%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	3,589,077.00	100.0000%
CB&I Tyler Company
Common Shares

Number Authorized:	1,000.00	Par Value:	US$	1.00
Number Issued:	1,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%
Preferred Shares

Number Authorized:	100.00	Par Value:	$1.00
Number Issued:	10.00
Percent Issued:	10.00%
Comments:	Issued to CB&I Woodlands LLC

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I WOODLANDS LLC	10.00	100.0000%
CB&I UK LIMITED
Common Shares

Number Authorized:	207,200,000.00	Par Value:	1.00
Number Issued:	117,074,741.00
Percent Issued:	56.50%
Comments:	(pounds) Increased by the creation of 200,000,000 ordinary shares in July 2004.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	0.0000%
Chicago Bridge & Iron Company B.V.	117,074,740.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CB&I WOODLANDS LLC
Membership Units

Number Authorized:	2.00
Number Issued:	2.00
Percent Issued:	100.00%
Comments:	CB&I (Delaware) assigned its membership unit to CB&I London Limited

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	2.00	100.0000%
CBI (Malaysia) Sdn. Bhd.
Common Shares

Number Authorized:	5,000,000.00	Par Value:	M$1
Number Issued:	1,500,000.00
Percent Issued:	30.00%
Comments:	M$ = Malaysian Ringgit

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	735,000.00	49.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Haji Sulaiman Bin Ali	140,000.00	9.3333%
Abdul R. Muhammed	30,000.00	2.0000%
Datuk Abdullah Bin Ali	595,000.00	39.6667%
CBI (Philippines) Inc.
Common Shares

Number Authorized:	2,000,000.00
Number Issued:	1,200,000.00
Percent Issued:	60.00%
Comments:	3/30/04: Increased authorized capital from Php5,0000,000.00 to Php20,000,000.00 divided into 2,000,000 shs, par value Php10.00 each

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,199,993.00	99.9994%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Carlito H. Javier	1.00	0.0001%
Salomon F. Reyes	1.00	0.0001%
Badong, Orlando B.	1.00	0.0001%
Tsurusaki, Kenneth T.	1.00	0.0001%
Chung-Han, Ping	1.00	0.0001%
David J. Cochrane	1.00	0.0001%
Pedro T. Molo	1.00	0.0001%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CBI (Thailand) Limited
Common Shares

Number Authorized:	1,000,000.00	Par Value:	100 B
Number Issued:	1,000,000.00
Percent Issued:	100.00%
Comments:	B = Thai Baht Group A Shares are number 1-6,250 and 12,501 to 506,250. Group B Shares are numbered 6,251 to 12,500 and 506,251 to 1,000,000.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	499,998.00	49.9998%
Neo Creator Co, Limited	499,997.00	49.9997%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Ping-Chung Han	1.00	0.0001%
Poosit Titanantabutr	1.00	0.0001%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Vasinwatanapong, Pattara	1.00	0.0001%
Sensupa, Satit	1.00	0.0001%
Malawan, Anawat	1.00	0.0001%
CBI ARUBA N.V.
Common Shares

Number Authorized:	500.00	Par Value:	50,000.00 Aruban Florins
Number Issued:	100.00
Percent Issued:	20.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	100.00	100.0000%
CBI Americas Ltd.
Common Shares

Number Authorized:	10,000.00	Par Value:	0.00
Number Issued:	10,000.00
Percent Issued:	100.00%
Comments:	CBI (a Delaware corp.) is shareholder.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	10,000.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CBI Bahamas Limited
Common Shares

Number Authorized:	5,000.00	Par Value:	$1.00
Number Issued:	5,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	5,000.00	100.0000%
CBI COLOMBIANA S.A.
Common Shares

Number Authorized:	60,000.00	Par Value:	1.00 peso
Number Issued:	60,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares		% of Issued	% of Outstanding
CBI Bahamas Limited	3,000.00		5.0000%
Chicago Bridge & Iron Company B.V.	57,000.00	*	95.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Jaime Eduardo Trujillo Calcedo
Clare Montgomery
Martha Tatiana Garces Carvajal
*	Note: Chicago Bridge & Iron Company B.V. holds 56,999.997 shares and the above individuals each hold .001 shares.
CBI Caribe, Limited
Common Shares

Number Authorized:	3,500.00	Par Value:	$100.00
Number Issued:	3,500.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	3,500.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	2,128.00	60.8000%	60.8000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CBI Company Ltd.
Common Shares

Number Authorized:	10,000.00	Par Value:	0
Number Issued:	5,310.00
Percent Issued:	53.10%
Treasury Shares:	0.00
Number Outstanding:	5,310.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	5,310.00	100.0000%	100.0000%
CBI Construcciones S.A.
Common Shares

Number Authorized:	1,000,000.00	Par Value:	$1
Number Issued:	1,000,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	50,000.00	5.0000%
Chicago Bridge & Iron Company B.V.	950,000.00	95.0000%
CBI Constructors (Jebel Ali) FZE
Common Shares

Number Authorized:	1.00
Number Issued:	1.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	100.0000%
CBI Constructors (PNG) Pty. Limited
Common Shares

Number Authorized:	100,000.00	Par Value:	K1.00
Number Issued:	100,000.00
Percent Issued:	100.00%

Comments:	K = Papua New Guinean Kina

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Constructors Pty. Limited	100,000.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CBI Constructors Limited
Common Shares

Number Authorized:	200,000.00	Par Value:	L1
Number Issued:	163,536.00
Percent Issued:	81.77%

Comments:	L = English pounds

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Holdings (U.K.) Limited	163,536.00	100.0000%
CBI Constructors Pty. Limited
Common Shares

Number Authorized:	500,000.00	Par Value:	$1.00
Number Issued:	302,623.00
Percent Issued:	60.52%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	302,623.00	100.0000%
CBI Constructors S.A. (Proprietary) Limited
Common Shares

Number Authorized:	275,000.00	Par Value:	R2
Number Issued:	263,000.00
Percent Issued:	95.64%

Comments:	R2 = South African Rand Authorised Share Capital was increased by resolution on 08/21/1980.

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	263,000.00	100.0000%
CBI Eastern Anstalt
Common Shares

Number Authorized:	1.00	Par Value:	Sfr.20,000
Number Issued:	1.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1.00
Percent Outstanding:	100.00%

Comments:	Sfr = Swiss francs

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	100.0000%	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CBI Holdings (U.K.) Limited
Common Shares

Number Authorized:	1,001,000.00
Number Issued:	1,000,001.00
Percent Issued:	99.90%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,000,001.00	100.0000%
CBI Ireland Limited
Common Shares

Number Authorized:	6,000.00	Par Value:	IR 1,000
Number Issued:	51.00
Percent Issued:	0.85%

Comments:	IR = Irish pounds

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	50.00	98.0392%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
J. Hendrik Schurink	1.00	1.9608%
CBI JAMAICA LIMITED
Common Shares

Number Authorized:	5,000.00
Number Issued:	5,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	5,000.00	100.0000%
CBI Luxembourg S.a.r.l.
Common Shares

Number Authorized:	640.00
Number Issued:	640.00
Percent Issued:	100.00%

Comments:	Issued Share Capital US$16,000.00

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	640.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CBI MONTAJES DE CHILE LIMITADA
Class A Common Shares

Number Authorized:	1,000.00	Par Value:	1.00 peso
Number Issued:	1,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	10.00	1.0000%
Chicago Bridge & Iron Company B.V.	990.00	99.0000%
CBI Overseas, LLC
Common Shares

Treasury Shares:	0.00

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	0.00
CBI Peruana SAC
Common Shares

Number Authorized:	5,000.00
Number Issued:	5,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	4,999.99	99.9998%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Cipriano Cedano	0.01	0.0002%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CBI Services, Inc.
Preferred Shares Series B

Number Authorized:	48,000.00
Number Issued:	8,000.00
Percent Issued:	16.67%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Horton CBI, Limited	8,000.00	100.0000%
Common Shares

Number Authorized:	1,000,000.00	Par Value:	$1.00
Number Issued:	11,000.00
Percent Issued:	1.10%
Treasury Shares:	0.00
Number Outstanding:	11,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	11,000.00	100.0000%	100.0000%
Preferred Shares

Number Authorized:	100,000.00	Par Value:	$1.00
Number Issued:	22,202.00
Percent Issued:	22.20%

Comments:	(Preferred Shares Series A)

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Horton CBI, Limited	22,202.00	100.0000%
CBI Venezolana, S. A.
Common Shares

Number Authorized:	17,200.00
Number Issued:	17,200.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	17,200.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
CBI de Nicaragua, Sociedad Anónima
Common Shares

Number Authorized:	1,000.00	Par Value:	C$10.00
Number Issued:	1,000.00
Percent Issued:	100.00%

Comments:	C = Nicaraguan Cordobas

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Caribe, Limited	1.00	0.1000%
Chicago Bridge & Iron Company	1.00	0.1000%
CBI Company Ltd.	998.00	99.8000%
CBI de Venezuela, C. A.
Common Shares

Number Authorized:	25,050.00	Par Value:	Bs. 100
Number Issued:	25,050.00
Percent Issued:	100.00%

Comments:	Bs. = Venzuelan Bolivars

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	25,050.00	100.0000%
CMP Holdings B.V.
Common Shares

Number Authorized:	60,000,000.00	Par Value:	NLG 0,51
Number Issued:	42,889,195.00
Percent Issued:	71.48%
Treasury Shares:	0.00
Number Outstanding:	42,889,195.00
Percent Outstanding:	100.00%

Comments:	NLG = Dutch guilders

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	42,889,195.00	100.0000%	100.0000%
CSA Trading Company Ltd.
Common Shares

Number Authorized:	10,000.00	Par Value:	0.00
Number Issued:	10,000.00
Percent Issued:	100.00%

Comments:	CBI (a Del corp. is shareholder)

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	10,000.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Cape Steel Material Supply Company, Ltd.
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
Central Trading Company, Ltd.
Common Shares

Number Authorized:	1,000.00	Par Value:	$1.00
Number Issued:	1,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%	100.0000%
Chicago Bridge & Iron (Antilles) N. V.
Common Shares

Number Authorized:	30,000.00	Par Value:	$1.00
Number Issued:	6,000.00
Percent Issued:	20.00%
Treasury Shares:	0.00
Number Outstanding:	6,000.00
Percent Outstanding:	100.00%

Comments:	Paid up Capital — $6,000

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	6,000.00	100.0000%	100.0000%
Chicago Bridge & Iron (España) S.A.
Common Shares

Number Authorized:	25,000,000.00	Par Value:	1 peseta
Number Issued:	25,000,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	25,000,000.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Chicago Bridge & Iron Company
Common Shares

Number Authorized:	1,000.00	Par Value:	$1.00
Number Issued:	1,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%	100.0000%
Chicago Bridge & Iron Company
Common Shares

Number Authorized:	3,000.00	Par Value:	0
Number Issued:	100.00
Percent Issued:	3.33%
Treasury Shares:	0.00
Number Outstanding:	100.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company N.V.	100.00	100.0000%	100.0000%
Chicago Bridge & Iron Company & Co. L.L.C.
Common Shares

Number Authorized:	150,000.00
Number Issued:	150,000.00
Percent Issued:	100.00%

Comments:	Capital RD 150,000 Sayyid Slaem Musallam Ali Al-Bussaidy 45,000 = 30% Chicago Bridge & Iron Company B.V. 105,000 = 70%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	105,000.00	70.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Sayyid Slaem Musallam Ali Al Bussaidy	45,000.00	30.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Chicago Bridge & Iron Company (Delaware)
Common Shares

Number Authorized:	1,000.00	Par Value:	$1.00
Number Issued:	1,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	1,000.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%	100.0000%
Chicago Bridge & Iron Company (Egypt) LLC
Common Shares

Number Authorized:	2,000.00	Par Value:	LE 100.00
Number Issued:	2,000.00
Percent Issued:	100.00%

Comments:	LE = Egyptian pounds

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1,600.00	80.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
Basil Marco	200.00	10.0000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Mike Nassar	200.00	10.0000%
Chicago Bridge & Iron Company B.V.
Common Shares

Number Authorized:	200.00	Par Value:	NLG 1,000
Number Issued:	50.00
Percent Issued:	25.00%
Treasury Shares:	0.00
Number Outstanding:	50.00
Percent Outstanding:	100.00%

Comments:	PAR value is in Dutch guilders

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Lealand Finance Company B.V.	50.00	100.0000%	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Chicago Bridge & Iron Company N.V.
Common Shares

Number Authorized:	250,000,000.00	Par Value:	NLG 0,01
Number Issued:	98,083,608.00
Percent Issued:	39.23%

Comments:	Share Capital EUR 500,000
Chicago Bridge Uruguay S.A.
Common Shares

Number Authorized:	1,050,000.00	Par Value:	$1
Number Issued:	262,500.00
Percent Issued:	25.00%

Comments:	$ = Uruguayan peso

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	262,500.00	100.0000%
Chicago Bridge de México, S.A. de C.V.
Common Shares

Number Authorized:	1,000.00	Par Value:	$50.00 M.N.
Number Issued:	1,000.00
Percent Issued:	100.00%

Comments:	Class B shares

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	1.00	0.1000%
Chicago Bridge & Iron Company B.V.	999.00	99.9000%
Constructora C.B.I. Limitada
Common Shares

Number Authorized:	205,000.00	Par Value:	1 peso
Number Issued:	205,000.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	205,000.00
Percent Outstanding:	100.00%

Comments:	205,000 pesos = US $1,000.00

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	2,050.00	1.0000%	1.0000%
CBI Company Ltd.	202,950.00	99.0000%	99.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Constructors International, L.L.C.
Units of Ownership

Number Authorized:	2,500.00
Number Issued:	2,500.00
Percent Issued:	100.00%
Treasury Shares:	0.00
Number Outstanding:	2,500.00
Percent Outstanding:	100.00%
Fibre Making Processes, Inc.
Common Shares

Number Authorized:	750.00	Par Value:	$100.00
Number Issued:	750.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	750.00	100.0000%
HBI Holdings, LLC
Units of Ownership

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker International Management, LLC	100.00	100.0000%
Highland Trading Company, Ltd.
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Comments:	09/26/1994: Reduction in authorized capital from 900,000 shares of US$1.00 each to 50,000 shares of US$1.00 each

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	2.00	100.0000%	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Horton CBI, Limited
Common Shares

Number Authorized:	65,000.00	Par Value:	$10.00
Number Issued:	64,979.00
Percent Issued:	99.97%

Comments:	$ = Canadian dollars

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	64,965.00	99.9785%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
William Inman	13.00	0.0200%
Phil Chasin	1.00	0.0015%
Howe-Baker Eastern Limited
Common Shares

Number Authorized:	1,000,000.00
Number Issued:	1.00
Percent Issued:	0.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	1.00	100.0000%
Howe-Baker Engineers, Ltd.
Stock Units

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker Holdings, L.L.C.	99.00	99.0000%
Howe-Baker Management, L.L.C.	1.00	1.0000%
Howe-Baker Holdings, L.L.C.
Units of Ownership

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker International, L.L.C.	100.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Howe-Baker International Management, LLC
Units of Ownership

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker International, L.L.C.	100.00	100.0000%
Howe-Baker International, L.L.C.
Units of Ownership

Number Authorized:	880.00
Number Issued:	880.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CB&I Tyler Company	880.00	100.0000%
Howe-Baker Management, L.L.C.
Units of Ownership

Number Authorized:	1,000.00
Number Issued:	1,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker Holdings, L.L.C.	1,000.00	100.0000%
International Process Supply Company, Ltd
Common Shares

Number Authorized:	50,000.00
Number Issued:	50,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	50,000.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
JOHN BROWN HYDROCARBONS B.V.
Common Shares

Number Authorized:	18,000.00	Par Value:	1.00

Comments:	(Euro). Upon incorporation the issued capital shall amount of 18,000 (Euro) divided into 18,000 shares, numbered 1 to 18,000

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CMP Holdings B.V.
Lealand Finance Company B.V.
Common Shares

Number Authorized:	200.00	Par Value:	NLG 1000
Number Issued:	40.00
Percent Issued:	20.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company N.V.	40.00	100.0000%
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)
Capital Contributions

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Howe-Baker Holdings, L.L.C.	99.90	99.9000%
Howe-Baker International Management, LLC	0.10	0.1000%
Matrix Management Services, L.L.C.
Units of Ownership

Number Authorized:	100.00
Number Issued:	100.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	100.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Neo Creator Co, Limited
Common Shares

Number Authorized:	1,000.00	Par Value:	100 B
Number Issued:	1,000.00
Percent Issued:	100.00%

Comments:	B = Thai Baht Group A Shares are numbered 1 — 499 Group B Shares are numbered 500 — 1000

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	499.00	49.9000%

Shareholders (Shareholders)	Number of Shares	% of Issued	% of Outstanding
Satit Sensupa	1.00	0.1000%
Adisak Poonithet	1.00	0.1000%
Thansammorn Manasarn	1.00	0.1000%
Anawat Malamarn	1.00	0.1000%
Patthara Wasinwatthanapong	1.00	0.1000%
Pongyuth Chueasoey	1.00	0.1000%
Chairat Traisarnsri	1.00	0.1000%
VPPW Business Consultant Ltd.	494.00	49.4000%
Oasis Supply Company Anstalt
Common Shares

Number Authorized:	1.00	Par Value:	sfr.20,000
Number Issued:	1.00
Percent Issued:	100.00%

Comments:	sfr. = Swiss francs

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Eastern Anstalt	1.00	100.0000%
Oasis Supply Company, Ltd.
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Comments:	09/26/1994: Authorized capital reduce from 900,000 shares of US$1.00 each to 50,000 shares of US$1.00 each

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	2.00	100.0000%	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Oceanic Contractors, Inc.
Common Shares

Number Authorized:	100,000.00	Par Value:	$10.00
Number Issued:	45,720.00
Percent Issued:	45.72%
Treasury Shares:	0.00
Number Outstanding:	45,720.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	45,720.00	100.0000%	100.0000%
Oxford Metal Supply Limited
Common Shares

Number Authorized:	100.00	Par Value:	L1.00
Number Issued:	100.00
Percent Issued:	100.00%

Comments:	L = English pound

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
CBI Constructors Limited	99.00	99.0000%

Shareholders (Officers/Directors)	Number of Shares	% of Issued	% of Outstanding
J. Robert McKenzie	1.00	1.0000%
P.T. Chicago Bridge & Iron
Common Shares

Number Authorized:	6,624.00	Par Value:	Rp 1,720,000
Number Issued:	1,656.00
Percent Issued:	25.00%

Comments:	Rp=Indonesian Rupiah
Pacific Rim Material Supply Company, Ltd.
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%

$200 Million Term Loan Schedules
Schedule 6.8 — Subsidiaries of CB&I
Southern Tropic Material Supply Company, Ltd.
Common Shares

Number Authorized:	50,000.00	Par Value:	$1.00
Number Issued:	2.00
Percent Issued:	0.00%
Treasury Shares:	0.00
Number Outstanding:	2.00
Percent Outstanding:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron (Antilles) N. V.	2.00	100.0000%	100.0000%
UltraPure Services, Inc.
Common Shares

Number Authorized:	1,000.00	Par Value:	$1.00
Number Issued:	1,000.00
Percent Issued:	100.00%

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company	1,000.00	100.0000%
WOODLANDS INTERNATIONAL INSURANCE COMPANY
Ordinary

Number Authorized:	5,000,000.00
Number Issued:	860,000.00
Percent Issued:	17.20%

Comments:	5,000,000 at US$1.00 and 1,000,000 at Euro 1 each

Shareholders (Corporations)	Number of Shares	% of Issued	% of Outstanding
Chicago Bridge & Iron Company B.V.	860,000.00	100.0000%

$200 Million Term Loan Schedules
Schedule 6.9 — Pension and Postretirement Plans
CB&I reviewed a valuation of ABB Lummus’ pension and postretirement medical plans as performed by Watson Wyatt — the previous actuary of the ABB Lummus’ plans. From the Watson Wyatt valuation, the under-funded status of $79.4 million as of December 31, 2006, was detailed as follows by country:

Germany	(52.7	) million
Netherlands	(5.6	) million
United States	(23.0	) million
Other	1.9	million

Total	(79.4	) million under-funded status

$200 Million Term Loan Schedules
Schedule 6.17 — Environmental Matters
A (iii) A subsidiary of the Company is subject to a consent order at its former facility in New Castle, Delaware.
Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004, 2005 and 2006.
A (iv) The Company and its subsidiaries have operated for many years at many facilities at which there are or may have been landfills, waste piles, underground storage tanks, aboveground storage tanks, surface impoundments and hazardous waste storage facilities of all kinds, polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment or asbestos containing materials.
A (v) A subsidiary of the Company was a minority shareholder in a company which owned or operated wood treating facilities at sites in the United States, some of which are currently under investigation, monitoring or remediation under various environmental laws. With respect to some of these sites, the subsidiary has been named a potentially responsible party (“PRP”) under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and similar state laws. Without admitting any liability, the subsidiary has entered into a consent decree with the federal government regarding one of these sites and has had an administrative order issued against it with respect to another. Without admitting any liability, the subsidiary has reached settlements at most sites, which require the other PRP’s to perform the environmental clean-up. In July, 1996, a judgment in favor of the subsidiary was entered in the suit Aluminum Company of America v. Beazer East, Inc. v. Chicago Bridge & Iron Company, instituted in January 1991, before the U.S. District Court for the Western District of Pennsylvania. On September 2, 1997, the United States Court of Appeals for the Third Circuit affirmed the judgment in favor of the subsidiary. There were no further appeals.
The Company has agreed to indemnify parties to whom it has sold facilities for certain environmental liabilities arising from acts occurring before the dates those facilities were transferred.
Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004, 2005 and 2006.

$200 Million Term Loan Schedules
Schedule 7.3 (N) — Existing Restrictions

1)	CBI Constructors Pty. Ltd.	(Borrower)
	Australia and New Zealand Banking Group Limited	(Bank)

	Restriction/Condition	Borrower undertakes to obtain the consent of the Bank in writing prior to the remittance of monies by way of a loan or dividend

2)	CBI Constructors Pty. Ltd.	(Borrower)
	HSBC Bank	(Bank)

	Restriction/Condition	Borrower undertakes to obtain the consent of the Bank in writing prior to the remittance of monies by way of a loan or dividend

2)	CBI Constructors S.A.
	(Pty.) Limited	(Borrower)

	Restriction/Condition	As a non-resident controlled company; Borrower must be capitalized in an amount not less than one third of its shareholders’ loan funds. Dividend payments are subject to 12.5% secondary tax.

$200 Million Term Loan Schedules
Schedule 7.3 (S) — Permitted Restricted Payments
Executive Equity Repurchase Payment not exceeding $36,500,000.
Effective February 6, 2006, a former executive received, pursuant to and as required by the Company’s Management Defined Contribution Plan (“Plan”) dated March 26, 1997, distribution of 2,485,352 restricted stock units from a rabbi trust. To satisfy our responsibility under the Plan for all applicable tax withholding, the Company withheld 901,532 shares, at a cost of approximately $20.1 million, as treasury shares.
Pursuant to an agreement between the Company and the former executive, the distribution of shares during the first quarter of 2006 included a put provision that required the Company to redeem the shares for cash upon exercise of the put. In November 2006, the former executive exercised the put, requiring the Company, pursuant to the agreement to redeem 1,456,720 shares for a price, as determined under the agreement of approximately $38 million.

CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of September 30, 2007

								Value in
								currency
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	Value in USD
68 CBI Eastern Anstalt	PPU/LA7801 / MEAE2AE07G501849	ABN-AMRO	Jebel Ali Free Zone Authority	Labor	2/27/2001	3/1/2008	AED	50,000	13,616
68 CBI Eastern Anstalt	008330/0000/00 / MEAE2AE07G501851	ABN-AMRO	Ministry of Labor	Labor	7/24/2001	7/23/2008	AED	3,000	817
68 CBI Eastern Anstalt	LA9275 / MEAE2AE07G501850	ABN-AMRO	Ministry of Labor	Labor	5/2/2002	5/2/2008	AED	30,000	8,169
68 CBI Eastern Anstalt	008302/0000/00 / MEAE2AE7G501853	ABN-AMRO	Ministry of Labor	Labor	7/15/2001	4/15/2008	AED	24,000	6,535
68 CBI Eastern Anstalt	LA12751 / MEAE2AE07G501847	ABN-AMRO	Jebel Ali Free Zone Authority	Labor	3/10/2005	3/9/2008	AED	50,000	13,616
73 CBI Constructors FZE	PPU/LA8838 / MEAE2AE07G401854	ABN-AMRO	Jebel Ali Free Zone Authority	Labor	7/26/2001	7/25/2008	AED	75,000	20,423
61 CBI Constructors Pty (Australia)	3325392	ANZ Australian-New Zealand Banking Group	Blacktown Council	Financial	7/7/1992	7/6/2008	AUD	84,500	74,983
61 CBI Constructors Pty (Australia)	3335992	ANZ Australian-New Zealand Banking Group	Shepparton Waterboard	Performance	11/27/1992	11/25/2007	AUD	7,996	7,095
61 CBI Constructors Pty (Australia)	21197	ANZ Australian-New Zealand Banking Group	Internal Revenue PNG	Financial	10/21/1997	11/20/2007	PGK	32,206	10,936
61 CBI Constructors Pty (Australia)	29070196-A	ANZ Australian-New Zealand Banking Group	Collector of Customs PNG	Financial	7/31/1996	7/31/2008	PGK	4,552	1,546
58 CBI UK	10001/ ST4003/04	Bank of America - Houston	Encana UK Ltd.	Performance	7/1/2003	12/31/2008	GBP	7,000,000	14,326,760
55 Horton CBI, Ltd	BMCH16684OS	BMO Bank of Montreal	Imperial Oil ltd	Performance	8/5/2002	12/31/2007	CAD	150,000	151,068
13 Southern Tropic Material Supply Company	715837055	Calyon NY	GNL Quintero S.A.	Retention	6/7/2007	6/7/2008	0	0	6,688,673
135 CBI Montajes de Chile	715837056	Calyon NY	GNL Quintero S.A.	Retention	6/7/2007	6/7/2008	0	0	9,158,209
57 CBI UK	715837053	Calyon NY	GNL Quintero S.A.	Retention	6/7/2007	6/7/2008	0	0	3,128,452
117 Pacific Rim-Fujian Br.	10847 AA 000022	De National Borg	Emmanuel Cotessat-Societe D’Advocats	Tax	11/16/2005	11/16/2007	EUR	50,000	71,309
58 CBI UK	10847 AA 23	De National Borg	BG International Limited	Performance	6/9/2006	12/30/2007	GBP	180,200	368,812
583 CB & I John Brown Limited	10847 AA 24	De National Borg	South Hook LNG Terminal Company Ltd.	Performance	10/16/2006	4/30/2010	GBP	12,354,265	25,285,227
50 CBI Europe BV	10847 AA 0013	De National Borg	Kantoren Fonds Nederland B.V.	Financial	4/10/2002	12/10/2007	EUR	27,663	39,453
68 CBI Eastern Anstalt	EBI1OG06003790 / BE06Q0600812	Emirates Bank Int’l	Uhde GmbH	Performance	8/25/2006	12/31/2007	0	0	60,000
68 CBI Eastern Anstalt	EBI1OG06002669	Emirates Bank Int’l	Nouman Fouad Trading	Financial	6/18/2006	11/30/2007	AED	4,500,000	1,225,395
68 CBI Eastern Anstalt	EBI1OG06002754	Emirates Bank Int’l	Enoc Processing Company LLC	Performance	6/22/2006	10/27/2007	0	0	751,000
68 CBI Eastern Anstalt	EBI1OG07002228	Emirates Bank Int’l	Nouman Fouad Trading	Financial	5/24/2007	12/31/2007	AED	640,000	174,278
69 Arabian CBI Ltd	EBI1OG06001334	Emirates Bank Int’l	AMC Industrial Construction Company Limited	Advance	3/30/2006	2/26/2008	0	0	2,556,120
69 Arabian CBI Ltd	EBI1OG06003773	Emirates Bank Int’l	Daelim Industrial Co. Ltd (DIC)	Advance	8/28/2006	7/8/2008	0	0	960,000
69 Arabian CBI Ltd	EBI1OG06003774	Emirates Bank Int’l	Daelim Industrial Co. Ltd (DIC)	Performance	8/28/2006	7/8/2008	0	0	480,000
02 CBI Foreign	EBI-PFG-0200344	Emirates Bank Int’l	Saudi Aramco — Qatif	Performance	2/19/2002	10/18/2007	0	0	5,786,135
61 CBI Constructors Pty (Australia)	20095	HSBC — Australia	ANZ Bank	Financial	12/24/2003	12/31/2007	AUD	280,000	248,464
61 CBI Constructors Pty (Australia)	40013	HSBC — Australia	John & Susan Kupferman	Financial	2/19/2004	12/1/2008	AUD	61,500	54,573
61 CBI Constructors Pty (Australia)	40114	HSBC — Australia	Ravensthorpe Nickel Corporation	Performance	12/24/2004	12/24/2007	AUD	1,781,140	1,580,530
61 CBI Constructors Pty (Australia)	40115	HSBC — Australia	Ravensthorpe Nickel Operations	Performance	12/24/2004	12/24/2007	AUD	1,781,140	1,580,530
61 CBI Constructors Pty (Australia)	50048	HSBC — Australia	Ravensthorpe Nickel Operations	Performance	5/16/2005	4/6/2008	AUD	284,910	252,821
61 CBI Constructors Pty (Australia)	50125	HSBC — Australia	Vopak Terminal Australia Pty Ltd.-Botany Bay	Performance	10/13/2005	12/21/2007	AUD	1,419,871	1,259,951
61 CBI Constructors Pty (Australia)	50127	HSBC — Australia	Vopak Terminal Australia Pty Ltd — Darwin	Performance	10/13/2005	10/2/2007	AUD	455,172	403,906
61 CBI Constructors Pty (Australia)	60207	HSBC — Australia	Caltex Refineries (NSW) Pty Ltd.	Performance	12/15/2006	12/14/2007	AUD	159,608	141,631
61 CBI Constructors Pty (Australia)	60208	HSBC — Australia	Caltex Refineries (NSW) Pty Ltd.	Performance	12/15/2006	12/14/2007	AUD	159,608	141,631
61 CBI Constructors Pty (Australia)	60209	HSBC — Australia	Caltex Refineries (NSW) Pty Ltd.	Performance	12/15/2006	12/14/2007	AUD	617,796	548,214
61 CBI Constructors Pty (Australia)	60210	HSBC — Australia	Caltex Refineries(NSW) Pty Ltd.	Performance	12/15/2006	12/14/2007	AUD	617,796	548,214
61 CBI Constructors Pty (Australia)	70049	HSBC — Australia	Woodside Burrup Pty Ltd.	Performance	4/26/2007	4/26/2008	AUD	1,700,000	1,508,529
61 CBI Constructors Pty (Australia)	60114	HSBC — Australia	Woodside Energy Ltd.	Performance	8/2/2006	8/1/2008	AUD	5,000,000	4,436,850
61 CBI Constructors Pty (Australia)	60115	HSBC — Australia	Woodside Energy Ltd	Performance	8/2/2006	8/1/2008	AUD	5,000,000	4,436,850
61 CBI Constructors Pty (Australia)	60139	HSBC — Australia	Goro Nickel SA	Performance	8/30/2006	12/30/2007	0	0	815,974
61 CBI Constructors Pty (Australia)	60141	HSBC — Australia	Goro Nickel SA	Advance	8/30/2006	12/30/2007	0	0	1,631,949
61 CBI Constructors Pty (Australia)	70095	HSBC — Australia	Comalco Aluminum Ltd.	Performance	10/13/2006	9/30/2008	AUD	331,913	294,530
61 CBI Constructors Pty (Australia)	70091	HSBC — Australia	Comalco Aluminum Ltd	Performance	10/13/2006	10/2/2007	AUD	331,913	294,530
61 CBI Constructors Pty (Australia)	70134	HSBC — Australia	RISC PTY Ltd.	Financial	8/30/2007	9/1/2010	AUD	39,699	35,227
11 Pacific Rim Material Supply Company	60203 / 63962	HSBC — Australia	Thai Oil Company Limited	Performance	12/5/2006	6/18/2009	0	0	330,939
11 Pacific Rim Material Supply Company	60202 / 63960	HSBC — Australia	Thai Oil Public Company Limited	Advance	12/5/2006	11/21/2008	0	0	165,470
11 Pacific Rim Material Supply Company	60201 / 63959	HSBC — Australia	Thai Oil Public Company Limited	Advance	12/5/2006	11/21/2008	0	0	661,878
11 Pacific Rim Material Supply Company	60120 / 62259	HSBC — Australia	Thai Oil Public Company Limited	Performance	8/7/2006	12/31/2007	0	0	144,517
11 Pacific Rim Material Supply Company	60119 / 62260	HSBC — Australia	Thai Oil Public Company Limited	Advance	8/7/2006	12/31/2007	0	0	289,033
11 Pacific Rim Material Supply Company	60138	HSBC — Australia	Goro Nickel SA	Performance	8/30/2006	10/29/2007	0	0	570,775
11 Pacific Rim Material Supply Company	60140	HSBC — Australia	Goro Nickel SA	Advance	8/30/2006	10/29/2007	0	0	1,141,549
117 Pacific Rim-Fujian Br.	PEBPTH050060	HSBC — Australia	CNOOC Fujian	Performance	6/8/2005	6/8/2013	0	0	10,025,325
117 Pacific Rim-Fujian Br.	APGTH050061	HSBC — Australia	CNOOC Fujian	Advance	6/8/2005	6/8/2008	0	0	4,545,547
77 CBI ST Limited(Thailand)	SLCPTH060204 / 60204	HSBC — Australia	Thai Oil Company Limited	Performance	12/5/2006	12/5/2007	0	0	392,883
77 CBI ST Limited(Thailand)	SLCPTH060205 / 60205	HSBC — Australia	Thai Oil Company Limited	Advance	12/5/2006	12/5/2007	0	0	392,883
77 CBI ST Limited(Thailand)	60122 / 62257	HSBC — Australia	Thai Oil Public Company Limited	Performance	8/7/2006	12/31/2008	THB	5,918,633	183,833
77 CBI ST Limited(Thailand)	60121 / 62258	HSBC — Australia	Thai Oil Public Company Limited	Advance	8/7/2006	12/31/2007	THB	11,837,265	367,665
77 CBI ST Limited(Thailand)	60150	HSBC — Australia	Thai Oil Consumer Co Operative Ltd.	Financial	9/18/2006	11/30/2007	THB	1,000,000	31,060
505 CBI Europe BV (China)	60045	HSBC — Australia	Zhejiang China	Bid	3/3/2006	12/30/2007	0	0	100,000
508 CBI Europe/Chengda Cons	60218	HSBC — Australia	Cnooc Fujian China	Advance	1/8/2007	1/8/2008	0	0	479,460
508 CBI Europe/Chengda Cons	60216	HSBC — Australia	CNOOC Fujian — china	Advance	1/8/2007	1/8/2008	CNY	4,348,039	578,376
508 CBI Europe/Chengda Cons	60217	HSBC — Australia	CNOOC Fujian — China	Advance	1/8/2007	1/8/2008	CNY	1,018,139	135,433
68 CBI Eastern Anstalt	PEB/CCO/061333/B / PEB DOH 061055	HSBC — Bank Middle East	Fluor Mideast Limited	Performance	4/3/2006	6/16/2009	0	0	15,398,782
68 CBI Eastern Anstalt	PEB/CCO/037573/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co W.L.L.	Performance	8/24/2003	10/19/2007	0	0	4,835,312
68 CBI Eastern Anstalt	PEB/CCO/047267/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co W.L.L.	Performance	6/29/2004	5/30/2008	0	0	4,410,312
68 CBI Eastern Anstalt	APG/CCO/510392/B	HSBC — Bank Middle East	Snamprogetti S.p.A	Advance	9/28/2005	5/4/2008	0	0	14,000,000
68 CBI Eastern Anstalt	PEB/CCO/510393/B	HSBC — Bank Middle East	Snamprogetti S.p.A.	Performance	9/28/2005	3/3/2010	0	0	14,000,000
68 CBI Eastern Anstalt	FNG GTY/0612013/B & GTE DOH 063537	HSBC — Bank Middle East	Qatar Shell GTL Limited	Tax	11/30/2006	9/30/2010	0	0	100,000
12 Arabian Gulf Material Supply Company	REB/GTY/064197/B	HSBC — Bank Middle East	Proman GmbH	Retention	9/25/2006	12/31/2008	0	0	970,000

CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of September 30, 2007

								Value in
								currency
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	Value in USD
68 CBI Eastern Anstalt	PEB/CCO/055418/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co. W.L.L.	Performance	1/25/2005	10/30/2007	0	0	80,000
68 CBI Eastern Anstalt	PEB/CCO/055419/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co. W.L.L.	Performance	1/25/2005	10/30/2007	0	0	19,500
68 CBI Eastern Anstalt	PEB/CCO/057325/B	HSBC — Bank Middle East	Arabian Bemco Contracting Co. Ltd.	Performance	5/5/2005	4/30/2008	0	0	76,250
68 CBI Eastern Anstalt	PEB/CCO/044089/B / PEB DOH 042531	HSBC — Bank Middle East	Qatar Fuel (WOQOD)	Performance	11/24/2004	12/31/2007	QAR	775,000	212,815
68 CBI Eastern Anstalt	PEB/CCO/063775/B	HSBC — Bank Middle East	Eastern Bechtel Co. Ltd. (EBCL)	Performance	8/28/2006	2/28/2008	0	0	574,750
68 CBI Eastern Anstalt	APG/CCO/063776/B	HSBC — Bank Middle East	Eastern Bechtel Co. Ltd. (EBCL)	Advance	8/27/2006	2/28/2008	0	0	1,149,500
68 CBI Eastern Anstalt	APG/GTY/064907/B	HSBC — Bank Middle East	Qatar Shell GTL Limited	Advance	11/14/2006	9/30/2010	GBP	1,526,462	3,124,179
68 CBI Eastern Anstalt	APG/GTY/064908/B	HSBC — Bank Middle East	Qatar Shell GTL Limited	Advance	11/14/2006	9/30/2010	EUR	5,559,742	7,929,193
68 CBI Eastern Anstalt	APG/GTY/064692/B	HSBC — Bank Middle East	Eastern Bechtel Co. Ltd.	Advance	10/31/2006	12/31/2009	0	0	480,933
68 CBI Eastern Anstalt	PEB/GTY/064693/B	HSBC — Bank Middle East	Eastern Bechtel Co. Ltd.	Performance	10/31/2006	12/31/2009	0	0	240,467
68 CBI Eastern Anstalt	GTE/GTY/01710312B / REB DOH 070250	HSBC — Bank Middle East	Qatar Shell GTL Limited	Tax	1/22/2007	9/30/2010	0	0	1,216,622
68 CBI Eastern Anstalt	PEB/GTY/0751916/B	HSBC — Bank Middle East	Linde AG	Performance	4/26/2007	12/31/2008	0	0	779,800
68 CBI Eastern Anstalt	APG/GTY/0751935/B	HSBC — Bank Middle East	Linde AG	Advance	4/28/2007	12/31/2008	0	0	1,559,600
68 CBI Eastern Anstalt	APG/GTY/064906/B	HSBC — Bank Middle East	Qatar Shell GTL Limited	Advance	11/14/2006	9/30/2010	0	0	29,146,888
68 CBI Eastern Anstalt	REB/GTY/0611602/B	HSBC — Bank Middle East	Eastern Bechtel Co. Ltd.	Retention	11/12/2006	2/28/2008	0	0	1,630,083
68 CBI Eastern Anstalt	PEB/GTY/0611743/B	HSBC — Bank Middle East	Qatar Shell GTL Limited	Performance	11/16/2006	9/30/2010	0	0	38,930,324
68 CBI Eastern Anstalt	PEB/CCO/069274/B	HSBC — Bank Middle East	SNC Lavalin Gulf Contractors	Performance	7/10/2006	10/11/2007	0	0	73,300
101 CBI Company & Co. LLC	PEB/CCO/038279/B	HSBC — Bank Middle East	JGC Corporation	Performance	10/23/2003	10/23/2007	0	0	867,435
101 CBI Company & Co. LLC	REB/GTY/0751160/B / GTE BAF 070025	HSBC — Bank Middle East	Oman Proman Contracting & Trading L.L.C.	Retention	3/15/2007	12/31/2008	0	0	250,000
68 CBI Eastern Anstalt	PEB/CCO/510045/B	HSBC — Bank Middle East	Chiyoda Snamprogetti & Co W.L.L.	Performance	9/13/2005	12/26/2007	0	0	41,000
72 Oasis Supply Company Anstalt	APG/GTY/0752151/B	HSBC — Bank Middle East	Hyundai Engineering & Construction Co. Ltd.	Advance	5/10/2007	1/12/2009	0	0	2,934,000
72 Oasis Supply Company Anstalt	PEB/GTY/0752152/B	HSBC — Bank Middle East	Hyundai Engineering & Construction Co. Ltd.	Performance	5/10/2007	1/12/2009	0	0	1,956,000
69 Arabian CBI Ltd	PEB/CCO/059289/B	HSBC — Bank Middle East	JGC Arabia Limited	Performance	8/8/2005	10/8/2007	SAR	6,476,250	1,727,864
69 Arabian CBI Ltd	APG/CCO/059288/B	HSBC — Bank Middle East	JGC Arabia Limited	Advance	8/8/2005	10/4/2007	SAR	2,276,250	607,304
68 CBI Eastern Anstalt	G032738	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	2/3/2003	2/2/2008	AED	135,000	36,762
68 CBI Eastern Anstalt	G030505	Mashreq Bank	Ministry of Labor	Labor	9/11/2002	4/11/2008	AED	15,000	4,085
68 CBI Eastern Anstalt	G031219	Mashreq Bank	Ministry of Labor	Labor	10/21/2002	4/20/2008	AED	18,000	4,902
68 CBI Eastern Anstalt	G031797	Mashreq Bank	Ministry of Labor	Labor	12/1/2002	4/1/2008	AED	51,000	13,888
68 CBI Eastern Anstalt	G032192	Mashreq Bank	Ministry of Labor	Labor	12/30/2002	4/30/2008	AED	51,000	13,888
68 CBI Eastern Anstalt	G034082	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	4/22/2003	4/21/2008	AED	93,000	25,325
68 CBI Eastern Anstalt	G033317	Mashreq Bank	Ministry of Labor & Social Affairs — Labor Sector	Labor	3/10/2003	3/9/2008	AED	9,000	2,451
68 CBI Eastern Anstalt	G033588	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	3/25/2003	3/24/2008	AED	81,000	22,057
68 CBI Eastern Anstalt	G041536	Mashreq Bank	Ministry of Labor and Social Affair	Labor	8/8/2004	4/7/2008	AED	42,000	11,437
68 CBI Eastern Anstalt	G041830	Mashreq Bank	Ministry of Labor and Social Affair	Labor	8/23/2004	4/23/2008	AED	3,000	817
68 CBI Eastern Anstalt	G041943000	Mashreq Bank	Ministry of Labor and Social Affair	Labor	8/29/2004	4/28/2008	AED	3,000	817
68 CBI Eastern Anstalt	G042249000	Mashreq Bank	Ministry of Labor and Social Affair	Labor	9/15/2004	4/14/2008	AED	3,000	817
68 CBI Eastern Anstalt	G033066	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	2/24/2003	2/23/2008	AED	24,000	6,535
68 CBI Eastern Anstalt	G034167	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	4/27/2003	4/26/2008	AED	3,000	817
68 CBI Eastern Anstalt	G044076	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	1/6/2005	1/5/2008	AED	3,000	817
68 CBI Eastern Anstalt	G044192	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	1/15/2005	1/14/2008	AED	3,000	817
68 CBI Eastern Anstalt	G044292	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	1/18/2005	1/17/2008	AED	3,000	817
68 CBI Eastern Anstalt	G044485	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	2/1/2005	2/1/2008	AED	3,000	817
68 CBI Eastern Anstalt	G044693	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	2/13/2005	2/12/2008	AED	3,000	817
68 CBI Eastern Anstalt	G046934	Mashreq Bank	Ministry of Labor and Social Affairs-Labor Sector	Labor	6/12/2005	6/11/2008	AED	3,000	817
68 CBI Eastern Anstalt	G047122	Mashreq Bank	Ministry of Labor and Social Affair	Labor	6/25/2005	6/24/2008	AED	3,000	817
68 CBI Eastern Anstalt	G047228	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	6/28/2005	6/27/2008	AED	3,000	817
68 CBI Eastern Anstalt	G047498	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	7/11/2005	7/10/2008	AED	3,000	817
68 CBI Eastern Anstalt	G047848	Mashreq Bank	Ministry of Labor and Social Affairs-Labor Sector	Labor	8/2/2005	8/1/2008	AED	3,000	817
68 CBI Eastern Anstalt	G047973	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	8/11/2005	8/10/2008	AED	3,000	817
68 CBI Eastern Anstalt	G048182	Mashreq Bank	Ministry of Labor and Social Affair - Labor Sector	Labor	8/23/2005	8/22/2008	AED	3,000	817
68 CBI Eastern Anstalt	G048313	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	8/30/2005	8/29/2008	AED	3,000	817
68 CBI Eastern Anstalt	G048417	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	9/7/2005	9/6/2008	AED	3,000	817
68 CBI Eastern Anstalt	G048567	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	9/14/2005	9/13/2008	AED	3,000	817
68 CBI Eastern Anstalt	G048832	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	9/29/2005	9/28/2008	AED	3,000	817
68 CBI Eastern Anstalt	G048838	Mashreq Bank	Ministry of Economy and Planning	Financial	10/1/2005	10/1/2008	AED	50,000	13,616
68 CBI Eastern Anstalt	G048837	Mashreq Bank	Ministry of Economy and Plannning	Financial	10/1/2005	10/1/2008	AED	50,000	13,616
68 CBI Eastern Anstalt	G042480	Mashreq Bank	Ministry of Labor and Social Affair	Labor	9/27/2004	9/26/2008	AED	3,000	817
68 CBI Eastern Anstalt	G042598	Mashreq Bank	Ministry of Labor and Social Affair	Labor	10/4/2004	10/3/2008	AED	3,000	817
68 CBI Eastern Anstalt	G042845	Mashreq Bank	Ministry of Labor and Social Affair	Labor	10/19/2004	10/18/2008	AED	6,000	1,634
68 CBI Eastern Anstalt	G042846	Mashreq Bank	Ministry of Labor and Social Affair	Labor	10/19/2004	10/18/2008	AED	6,000	1,634
68 CBI Eastern Anstalt	G045098	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	3/9/2005	3/8/2008	AED	3,000	817
68 CBI Eastern Anstalt	G049068	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	10/15/2005	10/14/2008	AED	3,000	817
68 CBI Eastern Anstalt	G048947	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	10/6/2005	10/5/2008	AED	3,000	817
68 CBI Eastern Anstalt	G049815	Mashreq Bank	Ministry of Labor & Social Affairs — Labor Sector	Labor	11/24/2005	11/23/2008	AED	3,000	817
68 CBI Eastern Anstalt	G050130	Mashreq Bank	Ministry of Labor and Social Affairs Labor Sector	Labor	12/12/2005	12/11/2008	AED	3,000	817
68 CBI Eastern Anstalt	G049951	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	12/4/2005	12/3/2008	AED	3,000	817
68 CBI Eastern Anstalt	G049952	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	12/4/2005	12/3/2008	AED	3,000	817
68 CBI Eastern Anstalt	G050332	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	12/22/2005	12/21/2008	AED	3,000	817
68 CBI Eastern Anstalt	G050450	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Warranty	12/28/2005	12/1/2007	AED	500,000	136,155
68 CBI Eastern Anstalt	G051289	Mashreq Bank	Ministry of Labor & Social Affairs — Abu Dhabi	Labor	2/21/2006	2/20/2008	AED	3,000	817
68 CBI Eastern Anstalt	G051524	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	3/2/2006	3/1/2008	AED	105,000	28,593

CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of September 30, 2007

								Value in
								currency
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	Value in USD
68 CBI Eastern Anstalt	G054874	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	8/24/2006	8/23/2008	AED	9,000	2,451
68 CBI Eastern Anstalt	G052435	Mashreq Bank	Abu Dhabi National Oil Company	Financial	4/19/2006	12/18/2007	AED	30,000	8,169
68 CBI Eastern Anstalt	G052190	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	4/4/2006	4/30/2008	AED	15,000	4,085
68 CBI Eastern Anstalt	G052203	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	4/5/2006	4/4/2008	AED	3,000	817
68 CBI Eastern Anstalt	G052409	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	4/19/2006	4/18/2008	AED	15,000	4,085
68 CBI Eastern Anstalt	G052474	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	4/23/2006	4/22/2008	AED	102,000	27,776
68 CBI Eastern Anstalt	G052618	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	4/30/2006	4/29/2008	AED	192,000	52,284
68 CBI Eastern Anstalt	G052652	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	5/1/2006	4/30/2008	AED	96,000	26,142
68 CBI Eastern Anstalt	G052754	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Financial	5/3/2006	5/2/2008	AED	160,000	43,570
68 CBI Eastern Anstalt	G052798	Mashreq Bank	Bemco Contracting Company Qatar (WLL)	Advance	5/8/2006	11/30/2007	0	0	342,800
68 CBI Eastern Anstalt	G052946	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	5/15/2006	5/14/2008	AED	114,000	31,043
68 CBI Eastern Anstalt	G052967	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	5/15/2006	5/14/2008	AED	9,000	2,451
68 CBI Eastern Anstalt	G052990	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	5/15/2006	5/14/2008	AED	9,000	2,451
68 CBI Eastern Anstalt	G053160	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	5/25/2006	5/24/2008	AED	165,000	44,931
68 CBI Eastern Anstalt	G052951	Mashreq Bank	Bemco Contracting Company Qatar (WLL)	Performance	5/14/2006	11/30/2007	0	0	85,700
68 CBI Eastern Anstalt	G053316	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	6/3/2006	6/2/2008	AED	9,000	2,451
68 CBI Eastern Anstalt	G053537	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	6/14/2006	6/13/2008	AED	30,000	8,169
68 CBI Eastern Anstalt	G053539	Mashreq Bank	Jebel Ali Free Zone Authority	Labor	6/14/2006	6/13/2008	AED	75,000	20,423
68 CBI Eastern Anstalt	G053611	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	6/18/2006	6/17/2008	AED	24,000	6,535
68 CBI Eastern Anstalt	G053859	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	7/1/2006	6/30/2008	AED	3,000	817
68 CBI Eastern Anstalt	G054072	Mashreq Bank	Ministry of Labor and social Affairs	Labor	7/11/2006	7/10/2008	AED	99,000	26,959
68 CBI Eastern Anstalt	G054147	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	7/16/2006	7/15/2008	AED	3,000	817
68 CBI Eastern Anstalt	G054241	Mashreq Bank	Ministry of Labor and Soccial Affairs	Labor	7/19/2006	7/18/2008	AED	30,000	8,169
68 CBI Eastern Anstalt	G054351	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	7/25/2006	7/24/2008	AED	39,000	10,620
68 CBI Eastern Anstalt	G054491	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	8/1/2006	7/31/2008	AED	15,000	4,085
68 CBI Eastern Anstalt	G054507	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	8/2/2006	8/1/2008	AED	21,000	5,719
68 CBI Eastern Anstalt	G054560	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	8/6/2006	8/5/2008	AED	33,000	8,986
68 CBI Eastern Anstalt	G050558	Mashreq Bank	Jebel Ali Free Zone Authority	Labor	1/12/2006	1/12/2008	AED	50,000	13,616
68 CBI Eastern Anstalt	G050929	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	1/31/2006	1/30/2008	AED	3,000	817
68 CBI Eastern Anstalt	G050944	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	2/2/2006	2/1/2008	AED	3,000	817
68 CBI Eastern Anstalt	G051108	Mashreq Bank	Ministry of Labor & Social Affairs-Abu Dhabi	Labor	2/12/2006	2/11/2008	AED	51,000	13,888
68 CBI Eastern Anstalt	G051180	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	2/15/2006	2/14/2008	AED	6,000	1,634
68 CBI Eastern Anstalt	G055918	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	11/2/2006	11/1/2008	AED	6,000	1,634
68 CBI Eastern Anstalt	G056079	Mashreq Bank	Ministry of Labor & social Affairs	Labor	11/14/2006	11/13/2008	AED	6,000	1,634
68 CBI Eastern Anstalt	G056125	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	11/16/2006	11/15/2008	AED	6,000	1,634
68 CBI Eastern Anstalt	G055998	Mashreq Bank	Star Energy Resources Ltd.	Advance	11/9/2006	1/31/2008	0	0	2,005,000
68 CBI Eastern Anstalt	G056634	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	12/18/2006	12/17/2008	AED	21,000	5,719
68 CBI Eastern Anstalt	G056624	Mashreq Bank	Ministry of Economy and Planning	Financial	12/18/2006	12/17/2007	AED	50,000	13,616
68 CBI Eastern Anstalt	G056617	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	12/17/2006	12/16/2008	AED	12,000	3,268
68 CBI Eastern Anstalt	G056843	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	1/7/2007	1/5/2008	AED	12,000	3,268
68 CBI Eastern Anstalt	G056844	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	1/7/2007	1/5/2008	AED	33,000	8,986
68 CBI Eastern Anstalt	G056850	Mashreq Bank	Abu Dhabi National Oil Company for Distribution	Financial	1/7/2007	1/2/2008	AED	150,000	40,847
68 CBI Eastern Anstalt	G057028	Mashreq Bank	Ministry of Laboiur & Social Affairs	Labor	1/18/2007	1/17/2008	AED	27,000	7,352
68 CBI Eastern Anstalt	G057175	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	1/30/2007	1/29/2008	AED	24,000	6,535
68 CBI Eastern Anstalt	G057236	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	2/4/2007	2/3/2008	AED	3,000	817
68 CBI Eastern Anstalt	G057284	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	2/8/2007	2/7/2008	AED	87,000	23,691
68 CBI Eastern Anstalt	G057363	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	2/13/2007	2/12/2008	AED	33,000	8,986
68 CBI Eastern Anstalt	G057328	Mashreq Bank	Star Energy Resources Ltd.	Retention	2/8/2007	3/13/2009	0	0	2,005,000
68 CBI Eastern Anstalt	G057501	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	2/22/2007	2/21/2008	AED	33,000	8,986
68 CBI Eastern Anstalt	G057586	Mashreq Bank	Ministry of Labor & social affairs - Abu Dhabi	Labor	2/28/2007	2/7/2008	AED	18,000	4,902
68 CBI Eastern Anstalt	G057587	Mashreq Bank	Ministry of Labor & Social Affairs - Dubai	Labor	2/28/2007	2/27/2008	AED	45,000	12,254
68 CBI Eastern Anstalt	G057765	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	3/13/2007	3/12/2008	AED	27,000	7,352
68 CBI Eastern Anstalt	G058307	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	4/17/2007	4/16/2008	AED	9,000	2,451
68 CBI Eastern Anstalt	G058364	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	4/19/2007	4/18/2008	AED	9,000	2,451
68 CBI Eastern Anstalt	G058363	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	4/19/2007	4/18/2008	AED	30,000	8,169
68 CBI Eastern Anstalt	G058411	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	4/23/2007	4/22/2008	AED	24,000	6,535
68 CBI Eastern Anstalt	G058709	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	5/10/2007	5/9/2008	AED	84,000	22,874
68 CBI Eastern Anstalt	G058746	Mashreq Bank	Ministry of Labor & Social Affairs - Dubai	Labor	5/14/2007	5/13/2008	AED	27,000	7,352
68 CBI Eastern Anstalt	G058831	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	5/20/2007	5/19/2008	AED	18,000	4,902
68 CBI Eastern Anstalt	G058873	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	5/21/2007	5/20/2008	AED	102,000	27,776
68 CBI Eastern Anstalt	G058916	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	5/24/2007	5/23/2008	AED	33,000	8,986
68 CBI Eastern Anstalt	G058915	Mashreq Bank	Ministry of Labor & Social Affairs - Dubai	Labor	5/24/2007	5/23/2008	AED	27,000	7,352
68 CBI Eastern Anstalt	G055222	Mashreq Bank	Ministry of Labor & social Affairs - abu dhabi	Labor	9/16/2006	9/15/2008	AED	30,000	8,169
68 CBI Eastern Anstalt	G055396	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	9/27/2006	9/26/2008	AED	63,000	17,156
68 CBI Eastern Anstalt	G055431	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	9/28/2006	9/27/2008	AED	24,000	6,535
68 CBI Eastern Anstalt	G055572	Mashreq Bank	Ministry of Labor & Social Affairs - Dubai	Labor	10/9/2006	10/8/2008	AED	6,000	1,634
68 CBI Eastern Anstalt	G055669	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	10/15/2006	10/14/2008	AED	6,000	1,634
68 CBI Eastern Anstalt	G056206	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	11/21/2006	11/20/2008	AED	12,000	3,268
68 CBI Eastern Anstalt	G056290	Mashreq Bank	Ministry of Labor & Social Affairs - Abu Dhabi	Labor	11/26/2006	11/25/2008	AED	3,000	817
68 CBI Eastern Anstalt	G059685	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	7/15/2007	7/14/2008	AED	3,000	817
68 CBI Eastern Anstalt	G059735	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	7/17/2007	7/16/2008	AED	6,000	1,634

CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of September 30, 2007

								Value in
								currency
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	Value in USD
68 CBI Eastern Anstalt	G059745	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	7/18/2007	7/17/2008	AED	24,000	6,535
68 CBI Eastern Anstalt	G059746	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	7/18/2007	7/17/2008	AED	18,000	4,902
68 CBI Eastern Anstalt	G059770	Mashreq Bank	Jebel Ali FreeZone Authority	Labor	7/19/2007	7/18/2008	AED	50,000	13,616
68 CBI Eastern Anstalt	G059922	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	7/29/2007	7/28/2008	AED	18,000	4,902
68 CBI Eastern Anstalt	G059959	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	8/1/2007	7/31/2008	AED	21,000	5,719
68 CBI Eastern Anstalt	G060582	Mashreq Bank	Ministry of Labor and Social Affairs	Labor	9/20/2007	9/19/2008	AED	15,000	4,085
68 CBI Eastern Anstalt	G060655	Mashreq Bank	Ministry of Labor & Social Affairs	Labor	9/26/2007	9/25/2008	AED	30,000	8,169
68 CBI Eastern Anstalt	G059084	Mashreq Bank	Ministry of Labor & social Affairs - Dubai	Labor	6/6/2007	6/5/2008	AED	18,000	4,902
68 CBI Eastern Anstalt	G059345	Mashreq Bank	Ministry of Labor & Social Affairs - Dubai	Labor	6/24/2007	6/23/2008	AED	21,000	5,719
68 CBI Eastern Anstalt	G059346	Mashreq Bank	Ministry of Labor & Social Affairs - Ajman	Labor	6/24/2007	6/23/2008	AED	30,000	8,169
68 CBI Eastern Anstalt	G059409	Mashreq Bank	Ministry of Labor and Social Affairs - Ajman	Labor	6/27/2007	6/26/2008	AED	18,000	4,902
684 Global Engineering Services	G057128	Mashreq Bank	Ministry of Economy and Planning	Financial	1/28/2007	1/24/2008	AED	50,000	13,616
12 Arabian Gulf Material Supply Company	G050954	Mashreq Bank	Mitsubishi Heavy Industries, Ltd.	Performance	2/6/2006	5/31/2009	0	0	372,000
101 CBI Company & Co. LLC	G050942	Mashreq Bank	Mitsubishi Heavy Industries Fertiliser Project	Performance	2/6/2006	5/31/2009	0	0	53,000
28 Howe Baker Eastern Ltd.	G047113	Mashreq Bank	Ministry of Economy and Planning	Financial	6/23/2005	6/22/2008	AED	50,000	13,616
68 CBI Eastern Anstalt	DB/LG(F)06-00187	National Bank of Abu Dhabi	Eastern Bechtel Co., Ltd	Performance	3/6/2006	12/31/2008	0	0	1,022,200
68 CBI Eastern Anstalt	DB/LG(F)06-00188	National Bank of Abu Dhabi	Eastern Bechtel Co., Ltd	Advance	3/6/2006	10/6/2009	0	0	2,044,400
37Ind Constructors (Industrial Division)	TFO/PB/025097/F	National Bank of Abu Dhabi	Yemen LNG Company Ltd	Performance	8/12/2007	9/26/2011	0	0	7,295,175
68 CBI Eastern Anstalt	S730450 / 20070877846	National Bank of Kuwait	Ministry of Social Affairs & Labor	Labor	1/31/2007	6/30/2009	KWD	42,750	151,957
68 CBI Eastern Anstalt	S730443 / 20060843590	National Bank of Kuwait	Kuwait Paraxylene Production Company, Kuwait	Advance	10/3/2006	7/19/2008	0	0	1,750,000
68 CBI Eastern Anstalt	S730444 / 20060843608	National Bank of Kuwait	Kuwait Paraxylene Production Company, Kuwait	Performance	10/3/2006	7/19/2008	0	0	1,750,000
37Ind Constructors (Industrial Division)	S730464	National Bank of Kuwait	Qatar Fertiliser Company S.A.Q.	Advance	6/22/2007	3/15/2009	0	0	2,367,959
37Ind Constructors (Industrial Division)	S730463	National Bank of Kuwait	Qatar Fertiliser Company S.A.Q.	Performance	6/22/2007	3/15/2009	0	0	1,578,640
583 CB & I John Brown Limited	G838	Qatar National Bank	South Hook LNG Terminal Company Limited	Performance	1/14/2005	4/30/2010	GBP	16,795,950	34,375,935
583 CB & I John Brown Limited	G832	Qatar National Bank	South Hook LNG Terminal Company Limited	Performance	11/1/2004	7/31/2009	GBP	40,936,750	83,784,427
69 Arabian CBI Ltd	3000367598	Saudi American Bank	Jubail Chevron Phillips Co.	Performance	4/12/2005	2/5/2008	0	0	1,181,200
69 Arabian CBI Ltd	3000367604	Saudi American Bank	Saudi Chevron Petrochemical Co.	Performance	4/12/2005	1/21/2009	0	0	146,960
69 Arabian CBI Ltd	3000367902	Saudi American Bank	Sharq	Performance	8/10/2005	1/1/2009	0	0	5,975,726
69 Arabian CBI Ltd	3000367976	Saudi American Bank	Sharq	Retention	9/12/2005	2/29/2008	0	0	5,630,603
69 Arabian CBI Ltd	3000368053	Saudi American Bank	Saudi Archirodon	Performance	10/23/2005	10/30/2007	SAR	2,019,915	538,913
69 Arabian CBI Ltd	3000368170	Saudi American Bank	JUPC	Performance	1/18/2006	1/28/2009	SAR	1,731,021	461,836
69 Arabian CBI Ltd	3000368590	Saudi American Bank	Saudi International Petrochemical (Sipchem)	Retention	7/3/2006	10/9/2007	SAR	2,273,020	606,442
69 Arabian CBI Ltd	3000368591	Saudi American Bank	Saudi International Petrochemical (Sipchem)	Retention	7/3/2006	10/9/2007	SAR	2,866,980	764,910
69 Arabian CBI Ltd	3000368650	Saudi American Bank	Linarco Ltd.	Performance	7/18/2006	3/1/2009	SAR	1,862,621	496,947
69 Arabian CBI Ltd	3000369028	Saudi American Bank	Saudi International Petrochem	Retention	2/20/2007	11/13/2008	SAR	2,412,550	643,668
69 Arabian CBI Ltd	3000369029	Saudi American Bank	Saudi International Petrochem	Retention	2/21/2007	11/13/2008	SAR	9,995,177	2,666,713
69 Arabian CBI Ltd	3000369030	Saudi American Bank	Saudi International Petrochem	Retention	2/21/2007	11/13/2008	SAR	723,668	193,075
69 Arabian CBI Ltd	3000368993	Saudi American Bank	Linarco	Warranty	2/6/2007	12/2/2007	0	0	275,904
69 Arabian CBI Ltd	3000368994	Saudi American Bank	Saad Hospital	Financial	2/6/2007	2/4/2008	SAR	50,000	13,340
69 Arabian CBI Ltd	3000369106	Saudi American Bank	Samsung Engineering	Warranty	3/27/2007	9/5/2008	0	0	215,000
69 Arabian CBI Ltd	3000368871	Saudi American Bank	Customs Department	Financial	11/15/2006	11/3/2007	SAR	126,838	33,840
69 Arabian CBI Ltd	3000368880	Saudi American Bank	Finance Ministry	Financial	11/22/2006	11/21/2007	SAR	291,698	77,825
69 Arabian CBI Ltd	3000369392	Saudi American Bank	Sabic / Petrokemya	Performance	7/22/2007	12/6/2008	0	0	370,330
69 Arabian CBI Ltd	3000369402	Saudi American Bank	Jeddah Islamic Port	Financial	7/31/2007	7/18/2008	SAR	56,753	15,142
69 Arabian CBI Ltd	3000369314	Saudi American Bank	Saudi Kayan Petrochemical Co.	Retention	6/18/2007	8/31/2009	0	0	826,645
11 Pacific Rim Material Supply Company	DU1/CGY50000213	SCB - Dubai	Shanghai Secco Petrochemical Company Ltd.	Warranty	1/18/2005	10/18/2007	0	0	2,201,892
117 Pacific Rim-Fujian Br.	DU1/CG0505797	SCB - Dubai	CNOOC Fujian LNG Co. Ltd.	Performance	12/19/2005	12/19/2007	0	0	13,700,000
58 CBI UK	CGU/CG0700040	SCB - Dubai	Abu Dhabi Company for Onshore Oil Operations	Bid	1/6/2007	10/26/2007	0	0	70,000
50 CBI Europe BV	GCU/LC0700579	SCB - Dubai	Tengizchevroil	Performance	2/14/2007	12/22/2007	0	0	947,232
506 CBI Europe BV (Sakhalin)	DU1/CGY303409	SCB - Dubai	CTSD Limited	Performance	7/28/2003	11/30/2008	0	0	1,858,631
506 CBI Europe BV (Sakhalin)	DU1/CGY303410	SCB - Dubai	CTSD Limited	Advance	7/28/2003	12/1/2007	0	0	1,938,494
98 CMP BV	DU/CGY303412	SCB - Dubai	Chiyotec Limited	Performance	7/28/2003	11/30/2008	0	0	2,941,370
98 CMP BV	DU1/CGY303411	SCB - Dubai	Chiyotec Limited	Advance	7/28/2003	12/1/2007	0	0	3,898,300
98 CMP BV	GCU/LC0700580	SCB - Dubai	Tengizchevroil	Performance	2/14/2007	12/22/2007	0	0	871,368
68 CBI Eastern Anstalt	DU1/CGY502015	SCB - Dubai	Taisei Corporation	Retention	5/5/2005	10/8/2007	0	0	838,308
68 CBI Eastern Anstalt	GCU/CG0700894	SCB - Dubai	Enelpower S.p.A.	Advance	2/22/2007	12/31/2007	EUR	86,359	123,163
68 CBI Eastern Anstalt	GCU/CG0703608	SCB - Dubai	Enelpower S.P.A.	Advance	7/9/2007	12/31/2007	EUR	65,231	93,031
68 CBI Eastern Anstalt	GCU/CG0703649	SCB - Dubai	Dolphin Energy Limited	Bid	7/11/2007	7/10/2008	0	0	500,000
68 CBI Eastern Anstalt	GCU/CG0704691	SCB - Dubai	Tecnicas Reunidas Offsites	Advance	9/9/2007	2/28/2008	0	0	6,495,000
68 CBI Eastern Anstalt	GCU/CG0704692	SCB - Dubai	Tecnicas Reunidas Offsites	Performance	9/9/2007	11/20/2009	0	0	4,330,000
70 CBI Constructors S.A. (South Africa)	CG0700152 / ZABOG60091	SCB - Dubai	Linde AG	Warranty	2/7/2007	11/30/2008	ZAR	2,495,000	360,453
69 Arabian CBI Ltd	DU1/CGY500815	SCB - Dubai	JGC Arabia Limited	Performance	3/1/2005	3/31/2009	0	0	798,823
69 Arabian CBI Ltd	GCU/CG0703904	SCB - Dubai	Mitsubishi Heavy Industries, Ltd.	Advance	7/22/2007	2/3/2009	0	0	9,000,000
69 Arabian CBI Ltd	GCU/CG0704182	SCB - Dubai	Mitsubishi Heavy Industries Ltd.	Performance	8/2/2007	12/31/2010	0	0	6,000,000
69 Arabian CBI Ltd	GCU/CG0704250	SCB - Dubai	Mitsubishi Heavy Industries Ltd.	Warranty	8/9/2007	2/28/2009	0	0	6,000,000
69 Arabian CBI Ltd	GCU/CG0704249	SCB - Dubai	Mitsubishi Heavy Industries Ltd.	Warranty	8/9/2007	2/28/2009	0	0	3,000,000
70 CBI Constructors S.A. (South Africa)	M302406	Standard Bank	Dept. Customs & Excise	Financial	11/7/1995	12/31/2010	ZAR	2,500	361
70 CBI Constructors S.A. (South Africa)	M420120	Standard Bank	Sasol Petroleum Tamane	Retention	3/17/2003	10/17/2007	ZAR	226,211	32,681
70 CBI Constructors S.A. (South Africa)	ZABOG40043	Standard Chartered Bank	Linde AG	Warranty	8/11/2004	12/12/2007	ZAR	2,009,673	290,337
70 CBI Constructors S.A. (South Africa)	ZABOG60089	Standard Chartered Bank	Sasol Polymers (Pty) ltd.	Warranty	12/12/2006	12/31/2008	ZAR	720,296	104,061
702 CBI Constructors S.A. (Angola)	ZABOG40053	Standard Chartered Bank	Group Five	Retention	8/27/2004	12/12/2007	0	0	582,000

CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of September 30, 2007

								Value in
								currency
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	Value in USD
58 CBI UK	10003 / 779-02-00539681	Standard Chartered Bank — London	HM Customs and Excise	Financial	4/20/2005	12/31/2007	GBP	3,000,000	6,140,040
58 CBI UK	779-02-0082311-1	Standard Chartered Bank — London	Deloitte Prosjekt AS	Performance	1/4/2007	12/30/2007	NOK	2,500,000	463,450
68 CBI Eastern Anstalt	GT02/1999/0443 / DU1/CG9920443	Standard Chartered Bank — London	Jebel Ali Free Zone Authority	Labor	9/1/1999	4/1/2008	AED	100,000	27,231
584 CB & I John Brown Limited	T401109	The Royal Bank of Scotland	National Grid Grain LNG Limited	Performance	8/3/2006	11/27/2010	GBP	12,383,106	25,344,256

Total Bi-lateral Utilization									523,659,576

421 CBI Peruana S.A.C.	302638-2	Credit linked Tranche A	Peru LNG S.R.L.	Performance	1/2/2007	10/14/2011	0	0	50,000,000
37Ind Constructors (Industrial Division)	3083786	Credit linked Tranche B	Golden Pass	Performance	8/18/2006	7/7/2009	0	0	73,899,043
37Ind Constructors (Industrial Division)	3083788	Credit linked Tranche B	Golden Pass	Performance	8/18/2006	12/10/2009	0	0	26,100,957
08 CBI NV	750105	Credit linked Tranche C	AIG	Financial	10/22/2001	2/7/2008	0	0	4,436,842
08 CBI NV	751694	Credit linked Tranche C	St Paul Fire and Marine Insurance	Financial	11/21/2003	8/22/2008	0	0	5,357,546
08 CBI NV	286175	Credit linked Tranche C	Zurich American Insurance Company	Financial	10/4/2006	10/3/2008	0	0	915,000
421 CBI Peruana S.A.C.	3086074	Credit linked Tranche C	Peru LNG S.R.L.	Performance	12/29/2006	10/14/2011	0	0	81,250,000
421 CBI Peruana S.A.C.	302638-1	Credit linked Tranche C	Peru LNG S.R.L.	Performance	1/2/2007	10/14/2011	0	0	18,750,000
71 CSA Trading Company Ltd	334259	Credit linked Tranche C	Enaex S.A.	Performance	6/6/2007	10/30/2008	0	0	456,928
71 CSA Trading Company Ltd	334420	Credit linked Tranche C	Compania de Petroleos de Chile COPEC	Performance	6/6/2007	12/15/2008	0	0	273,200
71 CSA Trading Company Ltd	323998	Credit linked Tranche C	Inelectra Services Ltd	Performance	4/18/2007	7/24/2008	0	0	43,843
92 Howe Baker Engineers	289749	Credit linked Tranche C	Foster Wheeler Italiana SPA	Performance	10/25/2006	3/31/2009	0	0	32,549
37Ind Constructors (Industrial Division)	256940	Credit linked Tranche C	Golden Pass	Performance	4/27/2006	12/31/2009	0	0	9,322,829
40 CBI Services	410972	Credit linked Tranche C	Western Surety Company	Financial	2/7/2005	2/7/2008	0	0	4,039,750
40 CBI Services	204167	Credit linked Tranche C	Hitachi America Ltd	Performance	9/27/2005	6/30/2009	0	0	121,310

Total Credit linked Utilization									274,999,796

117 Pacific Rim-Fujian Br.	223002	REV Credit Facility	CNOOC-Fujian LNG, ltd	Advance	1/6/2006	4/21/2008	0	0	5,114,655
39 CBI (Delaware)	SLT321426	REV Credit Facility	Bank One NA	Financial	5/29/2001	8/31/2008	0	0	2,000,000
Woodlands International Insurance Comp.	246955	REV Credit Facility	Zurich American Insurance Company	Financial	3/22/2006	3/31/2008	0	0	23,100,000
13 Southern Tropic Material Supply Company	323901	REV Credit Facility	GNL Quintero S.A.	Performance	4/17/2007	6/7/2010	0	0	31,526,674
135 CBI Montajes de Chile	323907	REV Credit Facility	GNL Quintero S.A.	Performance	4/17/2007	6/7/2010	0	0	37,948,914
135 CBI Montajes de Chile	348003	REV Credit Facility	Enaex S.A.	Advance	7/25/2007	10/30/2008	0	0	202,591
135 CBI Montajes de Chile	348004	REV Credit Facility	ENAP Refinerias S.A.	Advance	7/25/2007	10/7/2008	0	0	563,973
135 CBI Montajes de Chile	346974	REV Credit Facility	ENAP Refinerias S.A.	Performance	7/20/2007	10/7/2008	0	0	357,500
45 Central Trading Company Ltd	207192	REV Credit Facility	Ingeneria y Construccion Sigdo Koppers S.A.	Performance	10/12/2005	1/28/2008	0	0	84,300
45 Central Trading Company Ltd	207123	REV Credit Facility	Ingeneria y Construccion Sigdo Koppers S.A.	Performance	10/12/2005	1/28/2008	0	0	348,700
71 CSA Trading Company Ltd	273585	REV Credit Facility	Refineria la Pompilla	Performance	8/4/2006	8/5/2008	0	0	196,863
71 CSA Trading Company Ltd	273586	REV Credit Facility	Refineria la Pompilla	Performance	8/4/2006	8/5/2008	0	0	131,278
71 CSA Trading Company Ltd	3086808	REV Credit Facility	Petrotrin	Performance	2/16/2007	7/15/2010	0	0	4,900,000
71 CSA Trading Company Ltd	293951	REV Credit Facility	Compania de Petroleos de Chile COPEC	Performance	11/15/2006	5/4/2008	0	0	213,400
71 CSA Trading Company Ltd	293953	REV Credit Facility	Compania de Petroleos de Chile COPEC	Performance	11/15/2006	2/2/2008	0	0	98,256
71 CSA Trading Company Ltd	344410	REV Credit Facility	ENAP Refinerias	Performance	7/17/2007	10/7/2008	0	0	425,100
71 CSA Trading Company Ltd	329337	REV Credit Facility	Toyo Engineering Corporation	Performance	5/15/2007	11/30/2008	0	0	876,037
71 CSA Trading Company Ltd	329333	REV Credit Facility	Toyo Engineering Corporation	Performance	5/15/2007	11/30/2007	0	0	1,752,073
71 CSA Trading Company Ltd	334266	REV Credit Facility	Enaex S.A.	Advance	6/6/2007	4/30/2008	0	0	913,856
71 CSA Trading Company Ltd	334423	REV Credit Facility	Enaex S.A.	Performance	6/6/2007	10/30/2008	0	0	93,655
71 CSA Trading Company Ltd	346975	REV Credit Facility	ENAP Refinerias S.A.	Advance	7/20/2007	10/7/2008	0	0	637,650
71 CSA Trading Company Ltd	3085999	REV Credit Facility	Petrotrin	Advance	12/26/2006	12/16/2008	0	0	7,500,000
CBI Americas Ltd	324482	REV Credit Facility	Bariven S.A.	Advance	4/18/2007	10/24/2007	0	0	106,080
CBI Americas Ltd	3086000	REV Credit Facility	Petrotrin	Advance	12/26/2006	12/16/2008	0	0	2,500,000
CBI Americas Ltd	3086807	REV Credit Facility	Petrotrin	Performance	2/16/2007	7/1/2010	0	0	1,600,000
CBI Americas Ltd	346695	REV Credit Facility	Bariven S.A.	Advance	7/20/2007	11/15/2007	0	0	520,700
CBI Americas Ltd	379626	REV Credit Facility	PDV	Bid	8/8/2007	1/22/2008	0	0	500,000
CBI Americas Ltd	212424	REV Credit Facility	Hovensa L.L.C.	Performance	11/8/2005	11/29/2007	0	0	1,753,387
20 CBI Company Ltd	315659	REV Credit Facility	Bariven S.A.	Advance	3/12/2007	10/24/2007	0	0	778,239
21 Oceanic Contractors	264150	REV Credit Facility	Pluspetrol Peru Corporation	Performance	6/6/2006	10/17/2007	0	0	1,163,115
21 Oceanic Contractors	334422	REV Credit Facility	Refineria La Pampilla	Performance	6/6/2007	11/13/2008	0	0	168,760
58 CBI UK	ST4003/04	REV Credit Facility	EnCana (UK) Limited	Performance	1/22/2004	12/31/2008	GBP	3,700,000	7,437,925
508 CBI Europe/Chengda Cons	301715	REV Credit Facility	CNOOC Fujian LNG	Advance	12/26/2006	12/31/2007	0	0	1,742,938
508 CBI Europe/Chengda Cons	301714	REV Credit Facility	CNOOC Fujian LNG	Advance	12/26/2006	12/31/2007	0	0	657,123
508 CBI Europe/Chengda Cons	301713	REV Credit Facility	CNOOC Fujian LNG	Advance	12/26/2006	12/31/2007	0	0	2,009,807
58 CBI UK	323904	REV Credit Facility	GNL Quintero S.A.	Performance	4/17/2007	6/7/2010	0	0	7,964,267
69 Arabian CBI Ltd	533636030	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2010	SAR	5,268,570	1,404,965
69 Arabian CBI Ltd	533636027	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2008	SAR	3,161,250	842,979
69 Arabian CBI Ltd	SB07/4030 / W000233	REV Credit Facility	Middle East Engineering & Development Co. Ltd.	Advance	5/15/2007	1/12/2009	0	0	2,601,000
69 Arabian CBI Ltd	SB07/4029 / W000234	REV Credit Facility	Middle East Engineering & Development Co.Ltd	Performance	5/15/2007	1/12/2009	0	0	1,734,000
69 Arabian CBI Ltd	SB07/4028 / W000232	REV Credit Facility	Saudi Kayan Petrochemical Co.	Advance	5/15/2007	1/30/2008	0	0	8,266,444
69 Arabian CBI Ltd	SB07/4031 / W000231	REV Credit Facility	Saudi Kayan Petrochemical Co.	Performance	7/7/2007	6/30/2011	0	0	4,133,222
72 Oasis Supply Company Anstalt	533636029	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2008	0	0	562,000
72 Oasis Supply Company Anstalt	533636028	REV Credit Facility	Samsung Saudi Arabia Ltd	Performance	12/2/2005	3/19/2008	0	0	2,810,000

CHICAGO BRIDGE & IRON COMPANY N.V.
Consolidated LC’s & Bank Guarantee’s as of September 30, 2007

								Value in
								currency
Entity	LC Number	Issued by	Beneficiary	Purpose	Issued	Expiry Date	Currency	of issue	Value in USD
94 Callidus Technologies LLC	G5097/03	REV Credit Facility	BP Exploration (Shah Deniz) Limited	Performance	10/29/2003	9/30/2007	0	0	135,271
92 Howe Baker Engineers	751680	REV Credit Facility	Marathon Ashland Petroleum LLC	Retention	11/19/2003	11/7/2007	0	0	1,654,791
92 Howe Baker Engineers	410634	REV Credit Facility	Marathon Ashland Petroleum LLC	Performance	9/28/2004	11/7/2007	0	0	521,810
94 Callidus Technologies LLC	G5002/04	REV Credit Facility	MW Kellogg	Performance	1/8/2004	12/31/2007	0	0	34,425
92 Howe Baker Engineers	218562	REV Credit Facility	Pluspetrol Peru	Performance	12/5/2005	1/1/2008	0	0	7,223,160
92 Howe Baker Engineers	252574	REV Credit Facility	Toyo Engineering India Ltd	Performance	4/5/2006	2/14/2008	0	0	59,539
92 Howe Baker Engineers	253550	REV Credit Facility	Cabinda Gulf Oil Company Ltd	Performance	4/10/2006	12/1/2009	0	0	26,464,911
92 Howe Baker Engineers	253547	REV Credit Facility	Cabinda Gulf Oil Company Ltd	Advance	4/10/2006	5/1/2008	0	0	26,464,911
92 Howe Baker Engineers	297020	REV Credit Facility	SNC-Lavalin UK Limited	Performance	11/30/2006	2/28/2008	0	0	145,605
37Ind Constructors (Industrial Division)	332163	REV Credit Facility	Southern LNG Inc.	Performance	6/2/2003	6/2/2008	0	0	5,000,000
37Ind Constructors (Industrial Division)	SLT751624	REV Credit Facility	Trunkline LNG Company, LLC	Performance	9/26/2003	5/30/2008	0	0	4,595,448
37Ind Constructors (Industrial Division)	410872	REV Credit Facility	Dominion Cove Point LNG Lmt	Performance	1/5/2005	6/30/2009	0	0	28,000,000
37Ind Constructors (Industrial Division)	410679	REV Credit Facility	Trunkline LNG	Performance	10/19/2004	5/16/2008	0	0	3,207,014
37Ind Constructors (Industrial Division)	286747	REV Credit Facility	Kinder Morgan Liquids Terminals, LP	Retention	10/6/2006	11/7/2007	0	0	320,887
37Ind Constructors (Industrial Division)	299681	REV Credit Facility	Bayer Material Sciences LLC	Retention	12/14/2006	1/22/2008	0	0	166,684
37Ind Constructors (Industrial Division)	307606	REV Credit Facility	Houston Fuel Oil Terminal Company	Retention	1/30/2007	4/30/2008	0	0	859,326
37Ind Constructors (Industrial Division)	342775	REV Credit Facility	Houston Fuel Oil Terminal Company	Retention	7/11/2007	6/1/2009	0	0	1,263,928
37Ind Constructors (Industrial Division)	350702	REV Credit Facility	Sunoco Inc (R&M)	Retention	8/3/2007	9/30/2009	0	0	1
37Ind Constructors (Industrial Division)	339459	REV Credit Facility	Marathon Petroleum	Performance	7/2/2007	9/30/2009	0	0	3,670,956
37Ind Constructors (Industrial Division)	338560	REV Credit Facility	Southern LNG Inc.	Performance	6/27/2007	8/9/2013	0	0	19,608,337
39 CBI (Delaware)	SLT751064	REV Credit Facility	Continental Casualty Company	Financial	2/1/2003	2/1/2008	0	0	9,441,000
40 CBI Services	410692	REV Credit Facility	Yankee Gas Services Company	Performance	10/15/2004	10/14/2007	0	0	20,000,000
40 CBI Services	264146	REV Credit Facility	Alstom Power	Warranty	6/6/2006	10/1/2007	0	0	500,000
40 CBI Services	301318	REV Credit Facility	Hess Corporation	Retention	12/28/2006	11/20/2007	0	0	1,496,514
40 CBI Services	333470	REV Credit Facility	Synagro-WWT	Performance	6/4/2007	6/1/2008	0	0	624,758
55 Horton CBI, Ltd	649901	REV Credit Facility	Bear Head LNG c/o Anadarko Petroleum Corp	Performance	8/29/2005	5/12/2010	0	0	1,518,859

Total Committed Utilization w/o currency adjustment									333,220,559

Plus: 3% Adjustment for Foreign Currency LC’s									290,576

Total Committed Utilization									333,511,135

Total Bi-lateral, Credit-linked & Committed Utilization									1,132,170,507

Calculation of Foreign Currency LC’s:

Revolving Facility:
ST4003/04	GBP	3,750,000	$7,437,925.00
533636030	SAR	5,268,570	$1,404,964.88
533636027	SAR	3,161,250	$842,978.93

Total Foreign Currency LC’s			$9,685,868.81

3% adjustment to Total Utilization			$290,576.06

Schedule 1.1.4 — Permitted Existing Contingent Obligations
As of September 30, 2007
(Surety Bonds)
CBI outstanding surety bonds as of 9/30/07

Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	US Dollar
37Ind Constructors (Industrial Division)	213686	AMERICAN CONTRACTORS INDEMNITY COMPANY (ACI)	Interstate Engineering Corporation	Performance and Payment	19-Apr-06	21-Nov-08		3,771,610
37Ind Constructors (Industrial Division)	58618534	WESTERN SURETY COMPANY (WSC)	New Mexico Contractor’s Licensing Service, Inc	License/Permit	20-Aug-03	20-Aug-08		5,000
37Ind Constructors (Industrial Division)	58618535	WESTERN SURETY COMPANY (WSC)	State of Iowa	License/Permit	07-Aug-99	07-Aug-08		50,000
37Ind Constructors (Industrial Division)	58618538	WESTERN SURETY COMPANY (WSC)	State of Florida, Construction Industry Licensing	License/Permit	15-Jul-02	27-Aug-08		50,000
37Ind Constructors (Industrial Division)	58618573	WESTERN SURETY COMPANY (WSC)	The Gardner Zemke Company	Performance and Payment	06-Dec-04	06-Dec-07		1,235,000
37Ind Constructors (Industrial Division)	58618594	WESTERN SURETY COMPANY (WSC)	State of Oklahoma	License/Permit	09-Jan-03	09-Jan-08		5,000
37Ind Constructors (Industrial Division)	58618600	WESTERN SURETY COMPANY (WSC)	City of Valparasio, IN	License/Permit	12-Oct-04	01-Jul-08		5,000
37Ind Constructors (Industrial Division)	58633468	US Fidelity & Guaranty COMPANY	State of Arkansas	License/Permit	01-Apr-99	01-Apr-09		10,000
37Ind Constructors (Industrial Division)	58633470	US Fidelity & Guaranty COMPANY	State of California	License/Permit	02-Nov-98	02-Nov-08		12,500
37Ind Constructors (Industrial Division)	58633471	US Fidelity & Guaranty COMPANY	State of California	License/Permit	11-Dec-98	11-Dec-08		12,500
37Ind Constructors (Industrial Division)	58633472	US Fidelity & Guaranty COMPANY	State of Washington	License/Permit	12-Jun-99	12-Jun-09		12,000
37Ind Constructors (Industrial Division)	58637380	US Fidelity & Guaranty COMPANY	Grunley-Walsh	Performance and Payment	19-Dec-05	01-May-09		5,215,000
37Ind Constructors (Industrial Division)	58637417	WESTERN SURETY COMPANY (WSC)	Village of Manhattan, IL	Performance and Payment	01-Oct-06	01-Dec-07		1,710,000
37Ind Constructors (Industrial Division)	58637901	WESTERN SURETY COMPANY (WSC)	City of Greensburg, IN	Performance and Payment	15-Dec-06	30-Nov-07		2,347,000
37Ind Constructors (Industrial Division)	81365479	FEDERAL INSURANCE COMPANY (FED)	City of Sealy, Texas	Performance and Payment	01-Feb-07	20-Mar-08		723,000
37Ind Constructors (Industrial Division)	81558787	FEDERAL INSURANCE COMPANY (FED)	Terra Mississippi Nitrogen, INC.	Retention	16-Sep-05	07-Oct-07		299,300
37Ind Constructors (Industrial Division)	81558803	FEDERAL INSURANCE COMPANY (FED)	Chevron Products Company	Retention	07-Nov-05	07-Nov-07		128,091
37Ind Constructors (Industrial Division)	81558805	FEDERAL INSURANCE COMPANY (FED)	Pasadena Refining System, Inc.	Retention	21-Oct-05	21-Dec-07		88,570
37Ind Constructors (Industrial Division)	CMS215360	RLI INSURANCE COMPANY (RLI)	State of Louisiana, Dept. of Revenue and Taxation	Tax	21-May-02	21-May-08		2,500
37Ind Constructors (Industrial Division)	CMS215365	RLI INSURANCE COMPANY (RLI)	Calvert County Department of Public Works	License/Permit	06-May-05	06-May-08		69,125
37Ind Constructors (Industrial Division)	CMS215366	RLI INSURANCE COMPANY (RLI)	State of Oregon	License/Permit	31-May-05	31-May-08		15,000
37Ind Constructors (Industrial Division)	CMS226322	RLI INSURANCE COMPANY (RLI)	JE Merit Constructors, Inc.	Retention	10-Jan-06	10-Jan-08		428,277
37Ind Constructors (Industrial Division)	CMS226329	RLI INSURANCE COMPANY (RLI)	Sunoco Pipeline L.P.	Retention	01-Mar-06	01-Mar-08		393,200
37Ind Constructors (Industrial Division)	K07444448	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	State of North Carolina	License/Permit	31-Dec-06	01-Jan-08		2,000,000
37Ind Constructors (Industrial Division)	K07444515	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	STATE OF NEW MEXICO	License/Permit	02-Jan-07	02-Jan-08		76,067
37Ind Constructors (Industrial Division)	K07444540	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Village of Gilberts, IL	License/Permit	13-Oct-06	30-Jan-08		3,000

	Sub-total							18,666,740

37Wtr Constructors (Water Division)	15814608	WESTERN SURETY COMPANY (WSC)	State of Texas	Public	31-Mar-06	31-Mar-10		10,000
37Wtr Constructors (Water Division)	58618537	WESTERN SURETY COMPANY (WSC)	City of Auburn Finance Department Revenue Office	License/Permit	04-Aug-03	04-Aug-08		5,000
37Wtr Constructors (Water Division)	58618541	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	05-Sep-02	04-Oct-07		12,500
37Wtr Constructors (Water Division)	58618566	WESTERN SURETY COMPANY (WSC)	City of Jamestown	License/Permit	11-Nov-04	31-Dec-07		10,000
37Wtr Constructors (Water Division)	58618575	WESTERN SURETY COMPANY (WSC)	Alaska Department of Commerce	License/Permit	01-Jan-05	31-Dec-07		10,000
37Wtr Constructors (Water Division)	58618586	WESTERN SURETY COMPANY (WSC)	Lawton Chiles, Governor of the State of Florida	License/Permit	05-Dec-02	05-Dec-07		5,000
37Wtr Constructors (Water Division)	58618592	WESTERN SURETY COMPANY (WSC)	Norwich Public Utilitiies of the City of Norwich	License/Permit	02-Dec-04	11-Jan-08		55,945
37Wtr Constructors (Water Division)	58633442	WESTERN SURETY COMPANY (WSC)	Secretary of State, State of California	Public	09-Dec-05	08-Dec-09		15,000
37Wtr Constructors (Water Division)	58633445	WESTERN SURETY COMPANY (WSC)	City of Columbia	Maintenance	06-Dec-05	09-May-09		3,646,951
37Wtr Constructors (Water Division)	58633466	WESTERN SURETY COMPANY (WSC)	Road Commission for Oakland County	License/Permit	01-Mar-06	30-Nov-08		3,000
37Wtr Constructors (Water Division)	58633469	WESTERN SURETY COMPANY (WSC)	Northern Kentucky Water District	Performance and Payment	17-Mar-06	01-Nov-07		2,298,300
37Wtr Constructors (Water Division)	58633477	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	02-Nov-03	02-Nov-08		10,000
37Wtr Constructors (Water Division)	58633478	WESTERN SURETY COMPANY (WSC)	Public Water Supply Disrict No. 2 of St. Charles County	Performance and Payment	07-Jun-06	15-Sep-08		1,554,300
37Wtr Constructors (Water Division)	58633479	WESTERN SURETY COMPANY (WSC)	State of Wyoming	Wage and Welfare	03-Apr-05	03-Apr-08		16,000
37Wtr Constructors (Water Division)	58633482	WESTERN SURETY COMPANY (WSC)	State of Arkanzas	License/Permit	20-Sep-03	20-Sep-08		10,000
37Wtr Constructors (Water Division)	58633483	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	15-Sep-03	15-Sep-08		6,000
37Wtr Constructors (Water Division)	58637404	WESTERN SURETY COMPANY (WSC)	Chikaming Township (Harbert, MI)	Performance and Payment	15-Sep-06	15-Oct-07		827,000
37Wtr Constructors (Water Division)	58637406	WESTERN SURETY COMPANY (WSC)	Village of Mundelein, IL	Performance and Payment	06-Sep-06	01-Dec-07		2,289,000
37Wtr Constructors (Water Division)	58637414	WESTERN SURETY COMPANY (WSC)	Jonesboro City Water & Light	Performance and Payment	01-Oct-06	01-Oct-07		2,089,500
37Wtr Constructors (Water Division)	58637415	WESTERN SURETY COMPANY (WSC)	City of Ottawa, IL	Performance and Payment	01-Oct-06	01-Oct-07		1,448,500
37Wtr Constructors (Water Division)	58637418	WESTERN SURETY COMPANY (WSC)	Frederick County Div of Utilities	Performance and Payment	10-Oct-06	10-Oct-07		2,094,660
37Wtr Constructors (Water Division)	58637420	WESTERN SURETY COMPANY (WSC)	City of Gonzales	Performance and Payment	17-Oct-06	17-Dec-07		2,056,600
37Wtr Constructors (Water Division)	58637421	WESTERN SURETY COMPANY (WSC)	City of Lincoln	Performance and Payment	16-Oct-06	01-Aug-08		2,893,000
37Wtr Constructors (Water Division)	58637423	WESTERN SURETY COMPANY (WSC)	Cole County Public Water Supply District No. 1	Performance and Payment	31-Oct-06	31-Dec-08		1,274,000
37Wtr Constructors (Water Division)	58637424	WESTERN SURETY COMPANY (WSC)	The City of Amarillo	Performance and Payment	19-Sep-06	01-Jun-08		2,558,000
37Wtr Constructors (Water Division)	58637428	WESTERN SURETY COMPANY (WSC)	Rathbun Regional Water Association, Inc	Performance and Payment	01-Dec-06	01-Aug-08		1,518,600
37Wtr Constructors (Water Division)	58637429	WESTERN SURETY COMPANY (WSC)	Board of Commissioners of the County of LaGrange, IN	Performance and Payment	18-Dec-06	01-Aug-08		907,700
37Wtr Constructors (Water Division)	58637904	WESTERN SURETY COMPANY (WSC)	City of Kerrville, Texas	Performance and Payment	29-Nov-06	01-May-08		1,658,970
37Wtr Constructors (Water Division)	58637905	WESTERN SURETY COMPANY (WSC)	City of Piperton	Performance and Payment	31-Dec-06	31-Dec-07		789,600
37Wtr Constructors (Water Division)	58637906	WESTERN SURETY COMPANY (WSC)	City of Alamogordo	Tax	02-Jan-07	02-Jan-08		76,067
37Wtr Constructors (Water Division)	58637906	WESTERN SURETY COMPANY (WSC)	City of Alamogordo	Performance and Payment	02-Jan-07	30-Nov-07		1,125,267
37Wtr Constructors (Water Division)	58637907	WESTERN SURETY COMPANY (WSC)	State of Illinois, Secretary of State	Public	24-Apr-07	24-Apr-11		5,000
37Wtr Constructors (Water Division)	58637908	WESTERN SURETY COMPANY (WSC)	City of Forest Lake	Performance and Payment	09-Jan-07	15-Jul-08		1,694,000
37Wtr Constructors (Water Division)	58643614	WESTERN SURETY COMPANY (WSC)	Baltimore County, MD	Performance and Payment	01-Feb-07	01-Aug-08		4,739,660
37Wtr Constructors (Water Division)	58643623	WESTERN SURETY COMPANY (WSC)	The City of Schertz, Texas	Performance and Payment	15-Feb-07	15-Jun-08		3,861,000

Schedule 1.1.4 — Permitted Existing Contingent Obligations
As of September 30, 2007
(Surety Bonds)
CBI outstanding surety bonds as of 9/30/07

Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	US Dollar
37Wtr Constructors (Water Division)	58643624	WESTERN SURETY COMPANY (WSC)	PWSD No. 2 of St. Charles County, MO	Performance and Payment	01-Apr-07	01-Jul-08		2,079,000
37Wtr Constructors (Water Division)	58643626	WESTERN SURETY COMPANY (WSC)	Charter Township of Northville	Performance Payment Maintance Bond	30-Apr-07	30-Jun-08		1,699,000
37Wtr Constructors (Water Division)	58643629	WESTERN SURETY COMPANY (WSC)	City of Marion	Performance and Payment	01-Apr-07	01-Aug-08		2,153,000
37Wtr Constructors (Water Division)	58643633	WESTERN SURETY COMPANY (WSC)	Village of Park Forest, IL	Performance and Payment	09-Apr-07	01-Sep-08		1,147,000
37Wtr Constructors (Water Division)	58643636	WESTERN SURETY COMPANY (WSC)	Summit Township (Jackson, MI)	Performance and Payment	01-Jun-07	03-Oct-08		1,743,000
37Wtr Constructors (Water Division)	58643641	WESTERN SURETY COMPANY (WSC)	City of Columbus Division of Power and Water	Performance and Payment	12-Jun-07	01-Dec-08		4,442,900
37Wtr Constructors (Water Division)	58643642	WESTERN SURETY COMPANY (WSC)	Central Elmore Water and Sewer Authority	Performance and Payment	08-May-07	30-Sep-08		1,645,700
37Wtr Constructors (Water Division)	58643644	WESTERN SURETY COMPANY (WSC)	Village of Channahon, IL	Performance and Payment	29-Jun-07	30-Aug-08		1,180,000
37Wtr Constructors (Water Division)	58643645	WESTERN SURETY COMPANY (WSC)	City of Fargo	Performance and Payment	07-Jun-07	01-Dec-08		2,223,000
37Wtr Constructors (Water Division)	58643648	WESTERN SURETY COMPANY (WSC)	City of Sparta, WI	Performance and Payment	01-Jun-07	01-Aug-08		1,044,050
37Wtr Constructors (Water Division)	58643649	WESTERN SURETY COMPANY (WSC)	Cunningham Utility District	Performance and Payment	15-Jul-07	15-Sep-08		2,134,000
37Wtr Constructors (Water Division)	58643651	WESTERN SURETY COMPANY (WSC)	The City of Alvin, Texas	Performance and Payment	15-Jul-07	15-Sep-08		1,951,500
37Wtr Constructors (Water Division)	58643659	WESTERN SURETY COMPANY (WSC)	City of West Point	Performance and Payment	30-Sep-07	30-Sep-08		1,987,000
37Wtr Constructors (Water Division)	58643661	WESTERN SURETY COMPANY (WSC)	Manitowoc Public Utilities	Performance and Payment	30-Sep-07	31-May-09		1,878,000
37Wtr Constructors (Water Division)	58643664	WESTERN SURETY COMPANY (WSC)	Town of Ledyard, Water Pollution Control Authority	Performance and Payment	10-Sep-07	31-Dec-08		1,614,000
37Wtr Constructors (Water Division)	58643666	WESTERN SURETY COMPANY (WSC)	City of Wooster	Performance and Payment	13-Sep-07	13-Sep-09		1,820,000
37Wtr Constructors (Water Division)	81365410	FEDERAL INSURANCE COMPANY (FED)	City of Abingdon, IL	Performance and Payment	07-Mar-07	01-Oct-08		813,000
37Wtr Constructors (Water Division)	81365425	FEDERAL INSURANCE COMPANY (FED)	The Commonwealth of Virginia	Performance and Payment	22-May-07	01-Jun-08		1,834,000
37Wtr Constructors (Water Division)	81365429	FEDERAL INSURANCE COMPANY (FED)	State of California — Dept. of Corrections and Rehabilitation	Performance and Payment	12-Jun-07	31-Jan-08		466,425
37Wtr Constructors (Water Division)	81365433	FEDERAL INSURANCE COMPANY (FED)	City of Nekoosa, WI	Bid	12-Jun-07	30-Sep-08		1,052,300
37Wtr Constructors (Water Division)	81365434	FEDERAL INSURANCE COMPANY (FED)	Johnston County Department of Public Utilities	Performance and Payment	19-Jun-07	19-Jun-08		603,437
37Wtr Constructors (Water Division)	81365436	FEDERAL INSURANCE COMPANY (FED)	Connecticut Water Company	Performance and Payment	27-Jun-07	30-May-08		466,270
37Wtr Constructors (Water Division)	81365438	FEDERAL INSURANCE COMPANY (FED)	PUL Alliance	Tax	10-Jul-07	10-Jul-08		1,247,000
37Wtr Constructors (Water Division)	81365441	FEDERAL INSURANCE COMPANY (FED)	Sierra Nevada Construction, Inc.	Performance and Payment	20-Jul-07	20-Jul-08		489,700
37Wtr Constructors (Water Division)	81365442	FEDERAL INSURANCE COMPANY (FED)	California American Water Company	Performance and Payment	01-Aug-07	30-Dec-08		985,913
37Wtr Constructors (Water Division)	81365444	FEDERAL INSURANCE COMPANY (FED)	T-L Rural Water District (Glasford, IL)	Performance and Payment	30-Aug-07	30-Sep-08		896,900
37Wtr Constructors (Water Division)	81365447	FEDERAL INSURANCE COMPANY (FED)	West Earl Water Authority	Performance and Payment	16-Aug-07	30-Nov-08		1,027,000
37Wtr Constructors (Water Division)	81365449	FEDERAL INSURANCE COMPANY (FED)	Johnston County Department of Public Utilities	Performance and Payment	19-Jun-07	19-Jun-08		581,700
37Wtr Constructors (Water Division)	81365450	FEDERAL INSURANCE COMPANY (FED)	Seneca Light and Water (City of	Performance and Payment	28-Aug-07	31-Dec-08		1,787,000
37Wtr Constructors (Water Division)	81365467	FEDERAL INSURANCE COMPANY (FED)	Midway Water System, Inc.	Performance and Payment	30-Nov-06	15-Nov-07		1,579,200
37Wtr Constructors (Water Division)	81365469	FEDERAL INSURANCE COMPANY (FED)	Mount Airy No.1 L.L.C.	License/Permit	30-Nov-06	30-Nov-07		98,700
37Wtr Constructors (Water Division)	81365473	FEDERAL INSURANCE COMPANY (FED)	Batesville Water and Gas Utility	Performance and Payment	01-Feb-07	30-Jul-08		1,036,300
37Wtr Constructors (Water Division)	81365478	FEDERAL INSURANCE COMPANY (FED)	HDR Design-Build, Inc.	Performance and Payment	01-Feb-07	15-Apr-08		895,200
37Wtr Constructors (Water Division)	81365480	FEDERAL INSURANCE COMPANY (FED)	California-American Water Company	Performance and Payment	06-Mar-07	03-Jan-08		2,090,000
37Wtr Constructors (Water Division)	81558699	FEDERAL INSURANCE COMPANY (FED)	Lincoln Water Commission	Performance and Payment	12-May-06	19-Nov-07		1,627,000
37Wtr Constructors (Water Division)	81558712	FEDERAL INSURANCE COMPANY (FED)	Board of Public Works, East Longmeadow, MA	Performance and Payment	10-May-06	10-Dec-07		2,896,000
37Wtr Constructors (Water Division)	81558715	FEDERAL INSURANCE COMPANY (FED)	Town of Marion, Massachusetts	Performance and Payment	28-Jun-06	22-Dec-07		1,973,000
37Wtr Constructors (Water Division)	81558756	FEDERAL INSURANCE COMPANY (FED)	Jacobs Engineering as agent for Flint Hills Resources	Retention	23-Aug-04	23-Aug-08		264,008
37Wtr Constructors (Water Division)	81558813	FEDERAL INSURANCE COMPANY (FED)	City of Galesburg, MI	Performance and Payment	27-Feb-06	30-Sep-07		1,023,000
37Wtr Constructors (Water Division)	81558837	FEDERAL INSURANCE COMPANY (FED)	Stanek Constructors, Inc.	Performance and Payment	10-Jul-06	30-Nov-07		1,970,207
37Wtr Constructors (Water Division)	81558840	FEDERAL INSURANCE COMPANY (FED)	City of Rockford	Performance and Payment	18-Jul-06	31-Oct-07		1,223,000
37Wtr Constructors (Water Division)	81558844	FEDERAL INSURANCE COMPANY (FED)	City of Kalamazoo, MI	Performance and Payment	26-Jul-06	01-Jul-08		2,942,000
37Wtr Constructors (Water Division)	81558845	FEDERAL INSURANCE COMPANY (FED)	The City of Rock Hill	Performance and Payment	04-Aug-06	31-Dec-07		1,775,000
37Wtr Constructors (Water Division)	81558847	FEDERAL INSURANCE COMPANY (FED)	County of Prince George, Virginia	Performance and Payment	01-Oct-06	01-Nov-07		1,337,000
37Wtr Constructors (Water Division)	81558854	FEDERAL INSURANCE COMPANY (FED)	Iowa-American Water Company	Performance Payment Maintance Bond	15-Sep-06	01-Nov-07		1,642,750
37Wtr Constructors (Water Division)	82038420	FEDERAL INSURANCE COMPANY (FED)	County of New Kent, Virginia	Performance and Payment	13-Mar-07	28-Feb-08		1,036,000
37Wtr Constructors (Water Division)	69688524N	WESTERN SURETY COMPANY (WSC)	Julie Davis	License/Permit	28-Mar-04	28-Mar-08		15,000
37Wtr Constructors (Water Division)	69688524N01	WESTERN SURETY COMPANY (WSC)	Julie Davis	Public	28-Mar-04	28-Mar-08		15,000
37Wtr Constructors (Water Division)	CMS215367	RLI INSURANCE COMPANY (RLI)	Kalamazoo County	License/Permit	26-Jul-04	26-Jul-08		1,700
37Wtr Constructors (Water Division)	CMS226304	RLI INSURANCE COMPANY (RLI)	MARYLAND STATE HIGHWAY ADMINISTRATION - KENT COUNTY	License/Permit	01-Jul-05	30-Jun-08		300,000
37Wtr Constructors (Water Division)	CMS226305	RLI INSURANCE COMPANY (RLI)	Knickerbocker Properties, LLC	Maintenance	20-Dec-04	20-Dec-07		32,672
37Wtr Constructors (Water Division)	CMS226308	RLI INSURANCE COMPANY (RLI)	Mahoning County Engineer	License/Permit	20-Jul-05	20-Jul-08		10,000
37Wtr Constructors (Water Division)	CMS226330	RLI INSURANCE COMPANY (RLI)	Calvert County Deparment of Public Works	Performance	17-Apr-06	17-Apr-08		136,802
37Wtr Constructors (Water Division)	CMS226331	RLI INSURANCE COMPANY (RLI)	Calvert County Department of Project Management	Performance	01-Jun-06	01-Jun-08		102,175
37Wtr Constructors (Water Division)	K07443936	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	STATE OF NEVADA	License/Permit	15-Nov-03	15-Nov-08		20,000
37Wtr Constructors (Water Division)	K07443985	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Road Commission for Oakland County	License/Permit	24-May-06	24-May-08		2,000
37Wtr Constructors (Water Division)	K07444126	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Kalamazoo County Drain Commission	License/Permit	01-Jan-06	01-Jan-08		6,250
37Wtr Constructors (Water Division)	K07444400	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	County of Porter, Recorder office	License/Permit	16-Oct-06	16-Oct-07		5,000
37Wtr Constructors (Water Division)	K07445076	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	State of Mississippi	License/Permit	17-Aug-07	17-Aug-08		43,645
37Wtr Constructors (Water Division)	ST2879	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Town of Wake Forest, N.C.	Court	07-Jun-02	07-Jun-08		72,000
37Wtr Constructors (Water Division)	TB6389	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	Dillingham-Ray Wilson	Court	09-Oct-03	09-Oct-07		261,721
37Wtr Constructors (Water Division)	TB6462	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois. Secretary of State	Public	13-Apr-04	13-Apr-08		5,000

	Sub-total							111,003,245

Schedule 1.1.4 — Permitted Existing Contingent Obligations
As of September 30, 2007
(Surety Bonds)
CBI outstanding surety bonds as of 9/30/07

Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	US Dollar
39 CBI (Delaware)	15832648	WESTERN SURETY COMPANY (WSC)	State of Texas	Public	13-Feb-07	13-Feb-11		10,000
39 CBI (Delaware)	15832649	WESTERN SURETY COMPANY (WSC)	State of Texas	Public	26-Apr-07	26-Apr-11		10,000
39 CBI (Delaware)	58618532	WESTERN SURETY COMPANY (WSC)	Jesse White, Secretary of State, Index Dept.	Public	17-Aug-04	03-Oct-08		5,000
39 CBI (Delaware)	58618533	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	29-Sep-03	29-Sep-08		10,000
39 CBI (Delaware)	58618542	WESTERN SURETY COMPANY (WSC)	State of Iowa, Division of Labor	License/Permit	09-Oct-02	09-Oct-08		50,000
39 CBI (Delaware)	58618595	WESTERN SURETY COMPANY (WSC)	State of Arizona, Registrar of Contractors	License/Permit	22-Jan-03	22-Jan-08		40,000
39 CBI (Delaware)	58618596	WESTERN SURETY COMPANY (WSC)	State of Washington Department of Labor and Indust	License/Permit	22-Jan-03	22-Jan-08		12,000
39 CBI (Delaware)	58643631	WESTERN SURETY COMPANY (WSC)	Douglas Water and Fire Protection Authority	Performance and Payment	01-May-07	01-Sep-08		1,367,000
39 CBI (Delaware)	58643632	WESTERN SURETY COMPANY (WSC)	City of Northport	Performance and Payment	25-Apr-07	25-Jun-08		1,687,000
39 CBI (Delaware)	70830017	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	U. S. CUSTOMS AND BORDER PROTECTION	Custom	20-Sep-07	20-Sep-08		60,000
39 CBI (Delaware)	CMS215359	RLI INSURANCE COMPANY (RLI)	State of Oregon	License/Permit	07-Feb-02	07-Feb-08		15,000
39 CBI (Delaware)	CMS215363	RLI INSURANCE COMPANY (RLI)	State of Arizona Department of Revenue	License/Permit	30-Jun-02	30-Jun-08		102,000
39 CBI (Delaware)	K07443948	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Village of Plainfield, IL	License/Permit	16-May-06	16-May-08		10,000
39 CBI (Delaware)	TD8638	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	State of Illinois, Jesse White, Secretary of State	Public	20-Aug-04	20-Aug-08		5,000

	Sub-total							3,383,000

40 CBI Services	58618536	WESTERN SURETY COMPANY (WSC)	State of Alaska	License/Permit	31-Aug-02	31-Aug-08		5,000
40 CBI Services	58618558	WESTERN SURETY COMPANY (WSC)	Iowa Division of Labor	Labor	01-Nov-04	01-Nov-08		65,000
40 CBI Services	58618603	WESTERN SURETY COMPANY (WSC)	Operating Engineers Local 825 Service Fund	Performance	10-Jan-00	10-Jan-08		25,000
40 CBI Services	58618616	WESTERN SURETY COMPANY (WSC)	State of Connecticut	License/Permit	19-Oct-04	08-Feb-08		4,039,750
40 CBI Services	58627861	WESTERN SURETY COMPANY (WSC)	Carpenters Health & Welfare Fund of Philadelphia a	Wage and Welfare	01-May-02	01-May-08		50,000
40 CBI Services	58627862	WESTERN SURETY COMPANY (WSC)	Twin City Iron Workers Fringe Benefits Funds	Wage and Welfare	27-Jan-03	27-Jan-08		25,000
40 CBI Services	58627863	WESTERN SURETY COMPANY (WSC)	Laborers Union Local #731	Wage and Welfare	08-Nov-03	01-Mar-08		25,000
40 CBI Services	58627864	WESTERN SURETY COMPANY (WSC)	Nevada Department of Taxation	Tax	01-Jan-04	01-Jan-08		100
40 CBI Services	58627865	WESTERN SURETY COMPANY (WSC)	International Assoc. of Heat & Frost Insulators & Asbestos Workers	Wage and Welfare	01-Mar-05	01-Mar-08		100,000
40 CBI Services	58627870	WESTERN SURETY COMPANY (WSC)	State of Oregon Construction Contractors Board	License/Permit	26-Mar-02	26-Mar-08		15,000
40 CBI Services	58627876	WESTERN SURETY COMPANY (WSC)	Iron Workers’ Local No. 25 Fringe Benefit Funds	Wage and Welfare	17-Mar-05	17-Mar-08		25,000
40 CBI Services	58633441	WESTERN SURETY COMPANY (WSC)	City of Tualatin, Oregon	Maintenance	30-Mar-07	30-Mar-08		6,039,740
40 CBI Services	58633474	US Fidelity & Guaranty COMPANY	State of California	License/Permit	13-Mar-99	13-Mar-09		12,500
40 CBI Services	58633475	US Fidelity & Guaranty COMPANY	State of Washington	License/Permit	17-Jun-99	17-Jun-09		12,500
40 CBI Services	58633476	US Fidelity & Guaranty COMPANY	State of Washington	License/Permit	17-Jun-04	17-Jun-09		12,000
40 CBI Services	58643628	WESTERN SURETY COMPANY (WSC)	New York State Office of General Services	Performance and Payment	02-Apr-07	30-Sep-08		1,857,000
40 CBI Services	58643638	WESTERN SURETY COMPANY (WSC)	City of Marysville, WA	Retention	30-May-07	30-May-08		1,391,947
40 CBI Services	58643663	WESTERN SURETY COMPANY (WSC)	Advatech LLC., Attn: Butch Beegle	Performance and Payment	30-Sep-07	16-May-09		6,569,073
40 CBI Services	81365448	FEDERAL INSURANCE COMPANY (FED)	SGT LLC	Performance	16-Aug-07	31-Dec-07		1,301,375
40 CBI Services	81365464	FEDERAL INSURANCE COMPANY (FED)	Merchantville-Pensauken Water Commision	Performance and Payment	01-Nov-06	01-May-08		2,598,330
40 CBI Services	81365466	FEDERAL INSURANCE COMPANY (FED)	Township of Lower Municipal Utilities Authority	Performance and Payment	26-Oct-06	01-Jan-08		1,879,660
40 CBI Services	81365471	FEDERAL INSURANCE COMPANY (FED)	JH Kelly, LLC	Performance and Payment	06-Oct-06	14-Oct-07		13,783,382
40 CBI Services	81365474	FEDERAL INSURANCE COMPANY (FED)	Wheelabrator Air Pollution Control	Performance and Payment	22-Dec-06	01-Jan-08		930,000
40 CBI Services	81365475	FEDERAL INSURANCE COMPANY (FED)	Stone & Webster Construction Co.	Performance and Payment	18-Dec-06	26-Jan-08		2,296,294
40 CBI Services	81365476	FEDERAL INSURANCE COMPANY (FED)	Pepper Construction Co.	Performance	01-Jan-07	26-Jan-08		3,252,111
40 CBI Services	1000760916	U.S. SPECIALTY INSURANCE COMPANY (USS)	Advatech, LLC - Attn: Butch Beagle	Performance and Payment	31-Mar-07	09-May-08		4,378,860
40 CBI Services	CMS215358	RLI INSURANCE COMPANY (RLI)	State of Arkansas - Contractors Licensing Board	License/Permit	30-Apr-05	30-Apr-08		10,000
40 CBI Services	CMS215364	RLI INSURANCE COMPANY (RLI)	State of California	Wage and Welfare	16-Jul-02	07-Jun-08		220,000
40 CBI Services	CMS215368	RLI INSURANCE COMPANY (RLI)	State of Arizona	License/Permit	27-Jul-98	27-Jul-08		40,000
40 CBI Services	CMS226301	RLI INSURANCE COMPANY (RLI)	United Association Local Union 322	Wage and Welfare	17-Aug-05	30-Jun-08		200,000
40 CBI Services	CMS226302	RLI INSURANCE COMPANY (RLI)	Local 282 Welfare, Pension, Annuity,	Welfare	04-Jul-05	04-Jul-08		10,000
40 CBI Services	CMS226303	RLI INSURANCE COMPANY (RLI)	Iron Workers Locals 40,361, & 417 Union	Welfare	04-Jul-05	04-Jul-08		30,000
40 CBI Services	CMS226311	RLI INSURANCE COMPANY (RLI)	Structural Steel and Bridge Painters Local Union 806	Wage and Welfare	20-Sep-05	20-Sep-08		25,000
40 CBI Services	CMS226313	RLI INSURANCE COMPANY (RLI)	Missouri Depart of Revenue, Tax Admin Bureau	Wage and Welfare	01-Oct-05	01-Oct-08		25,000
41 Morse Construction	CMS226327	RLI INSURANCE COMPANY (RLI)	Pacific Energy Group, LLC	Retention	06-Jan-06	06-Jan-08		599,660
40 CBI Services	K07231684	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	LG Constructors, Inc	Performance and Payment	27-Jun-06	01-May-08		693,788
40 CBI Services	K07443821	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	State of Nebraska	License/Permit	24-Apr-06	24-Apr-08		47,000
40 CBI Services	K07443912	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Hitachi America Ltd.	Maintenance	01-May-06	01-May-09		18,000
40 CBI Services	K07444394	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Nevada State Contractors Board	License/Permit	04-Oct-06	04-Oct-07		50,000
40 CBI Services	K07444709	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Oregon Department of Transportation	Tax	20-Mar-07	20-Mar-08		2,750
40 CBI Services	K07444965	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	City of Marysville, WA	Public	16-Jul-07	16-Jul-08		64,145
40 CBI Services	K07444977	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Lake County, IN	License/Permit	16-Jul-07	16-Jul-08		5,000
40 CBI Services	K07445052	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Oregon Construction Contractors Board	License/Permit	07-Aug-07	07-Aug-08		30,000

	Sub-total							52,759,964
92 Howe Baker Engineers	58618539	WESTERN SURETY COMPANY (WSC)	NEW CENTURY FINANCIAL	Court	14-Sep-04	14-Sep-08		82,624
92 Howe Baker Engineers	58627877	WESTERN SURETY COMPANY (WSC)	State of California	License/Permit	11-Mar-02	11-Mar-08		12,500
92 Howe Baker Engineers	58627879	WESTERN SURETY COMPANY (WSC)	State of Washington	License/Permit	16-Apr-02	16-Apr-08		12,000

Schedule 1.1.4 — Permitted Existing Contingent Obligations
As of September 30, 2007
(Surety Bonds)
CBI outstanding surety bonds as of 9/30/07

Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	US Dollar
92 Howe Baker Engineers	58637902	WESTERN SURETY COMPANY (WSC)	California Contractor State Licensing Board	License/Permit	01-Jan-07	01-Jan-08		12,500
92 Howe Baker Engineers	CMS215355	RLI INSURANCE COMPANY (RLI)	State of Wyoming	License/Permit	31-Mar-05	31-Mar-08		776,311
92 Howe Baker Engineers	CMS215369	RLI INSURANCE COMPANY (RLI)	Construction Industries Board, State of Oklahoma	License/Permit	17-Aug-04	17-Aug-08		5,000
92 Howe Baker Engineers	K0744414A	WESTCHESTER FIRE INSURANCE COMPANY (WIF)	Oklahoma State Dept of Health	License/Permit	10-Jul-06	10-Jul-08		5,000
92 Howe Baker Engineers	TB6407	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-07		342,042
92 Howe Baker Engineers	TB6408	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-07		164,513
92 Howe Baker Engineers	TB6410	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-07		559,895
92 Howe Baker Engineers	TB6413	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-07		1,907,984
92 Howe Baker Engineers	TB6415	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-07		674,725
92 Howe Baker Engineers	TB6416	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	The Clerk of the County of Gloucester	Court	05-Dec-03	05-Dec-07		500,477

	Sub-total							5,055,571

33 A & B Builders, Ltd	CMS226306	RLI INSURANCE COMPANY (RLI)	State of Wyoming	Payment	01-Apr-05	01-Apr-08		12,000
33 A & B Builders, Ltd	CMS226317	RLI INSURANCE COMPANY (RLI)	City of Beaumont	License/Permit	13-Sep-05	13-Sep-08		15,000
33 A & B Builders, Ltd	CMS226310	RLI INSURANCE COMPANY (RLI)	State of Louisiana	Tax	01-Aug-05	01-Aug-08		5,893,247

	Sub-total							5,920,247

93 Matrix Engineering Ltd	15690166	WESTERN SURETY COMPANY (WSC)	Secretary of State of Texas, Notary Public Unit	Public	20-Aug-04	20-Aug-08		10,000
93 Matrix Engineering Ltd	15690167	WESTERN SURETY COMPANY (WSC)	Secretary of State of Texas, Notary Public Unit	Public	01-Aug-04	21-Aug-08		10,000
93 Matrix Engineering Ltd	15830164	WESTERN SURETY COMPANY (WSC)	State of Texas	Public	25-Nov-06	25-Nov-10		10,000
93 Matrix Engineering Ltd	CMS226309	RLI INSURANCE COMPANY (RLI)	State of Louisiana - Dept of Revenue	Tax	01-Aug-05	01-Aug-08		11,901,472
93 Matrix Engineering Ltd	TB6422	ST. PAUL FIRE AND MARINE INSURANCE COMPANY (SFM)	J V Industrial MOB 1177	Court	08-Dec-03	08-Dec-07		783,129

	Sub-total							12,714,601

20 CBI Company Ltd	83036024	FEDERAL INSURANCE COMPANY (FED)	Common Wealth of Puerto Rico, Department of Treasurery	Excise Taxes	08-Apr-05	04-Oct-07		30,000

	Sub-total							30,000

42 CBI Americas Limited	83036590	FEDERAL INSURANCE COMPANY (FED)	Estado Libre Asociado de Puerto Rico	License/Permit	04-Oct-05	04-Oct-07		12,125
42 CBI Americas Limited	15838737	WESTERN SURETY COMPANY (WSC)	State of Texas	License/Permit	16-Mar-07	20-Mar-11		10,000

	Sub-total							22,125

44 CBI Venezolana	8853	Venezolano de Credito	Orifuels Sinoven, S.A.	Performance	04-Jun-07	30-Jun-09	VZB	528,089
44 CBI Venezolana	8852	Venezolano de Credito	Orifuels Sinoven, S.A.	Labor	04-Jun-07	31-Dec-09	VZB	264,045
44 CBI Venezolana	8028	Venezolano de Credito	Orifuels Sinovensa	Performance	26-Oct-04	30-Jun-07	VZB	1,396,109
44 CBI Venezolana	8032	Venezolano de Credito	Orifuels Sinovensa	Labor	26-Oct-04	30-Jun-07	VZB	698,100
44 CBI Venezolana	8043	Venezolano de Credito	Operadora Cerro Negro	Labor	28-Jun-05	31-Dec-07	VZB	38,273
44 CBI Venezolana	8044	Venezolano de Credito	Operadora Cerro Negro	Performance	28-Jun-05	31-Dec-07	VZB	76,545
44 CBI Venezolana	8045	Venezolano de Credito	Operadora Cerro Negro	Performance	28-Jun-05	31-Dec-07		34,239
44 CBI Venezolana	8077	Venezolano de Credito	Crystallex International	Advance Payment	21-Jul-05	21-Dec-07	VZB	304,501
44 CBI Venezolana	8143	Venezolano de Credito	Petrolera Zuata Petrozuata	Performance	14-Sep-05	14-Sep-07		74,936
44 CBI Venezolana	8144	Venezolano de Credito	Petrozuata	Performance	07-Sep-05	31-Dec-07	VZB	285,238
44 CBI Venezolana	8177	Venezolano de Credito	Orifuels Sinovensa	Labor	30-Sep-05	30-Sep-07	VZB	43,250
44 CBI Venezolana	8178	Venezolano de Credito	Orifuels Sinovensa	Performance	30-Sep-05	30-Sep-07	VZB	86,500
44 CBI Venezolana	8186	Venezolano de Credito	PDVSA Petroleo	Performance	03-Oct-05	30-Jun-07	VZB	509,670
44 CBI Venezolana	8187	Venezolano de Credito	PDVSA Petroleo	Labor	03-Oct-05	31-Dec-07	VZB	241,974
44 CBI Venezolana	8193	Venezolano de Credito	Orifuels Sinovensa	Advance Payment	06-Oct-05	06-Oct-07	VZB	52,003
44 CBI Venezolana	8321	Venezolano de Credito	PDVSA	Performance	12-Jan-06	31-Dec-07	VZB	623,141
44 CBI Venezolana	8322	Venezolano de Credito	PDVSA	Labor	12-Jan-06	31-Dec-08	VZB	250,192

Schedule 1.1.4 — Permitted Existing Contingent Obligations
As of September 30, 2007
(Surety Bonds)
CBI outstanding surety bonds as of 9/30/07

Company ID	Bond #	ISSUING company	BENEFICIARY	PURPOSE	ISSUED	EXPIRY	Curr	US Dollar
44 CBI Venezolana	5100617501086	MAPFRE	Petrolera Zuata, Petrozuata	Performance	13-Oct-06	13-Oct-08	VZB	924,528
44 CBI Venezolana	5110717500240	MAPFRE	Construcciones y Montajes Uriman	Advance Payment	15-Aug-07	15-Aug-08	VZB	19,033
44 CBI Venezolana	5100717500825	MAPFRE	PDVSA	Performance	09-May-07	31-Dec-08	VZB	893,949
44 CBI Venezolana	5100617501317	MAPFRE	Petrolera Ameriven	Performance	13-Dec-06	13-Dec-07	VZB	44,213
44 CBI Venezolana	510717500145	MAPFRE	PDVSA	Labor	05-Sep-07	31-Dec-08	VZB	294,528
44 CBI Venezolana	5100717500205	MAPFRE	Sincrudos de Oriente Sincor, C.A.	Performance	01-Jan-07	01-Jan-08	VZB	79,501
44 CBI Venezolana	5100717500273	MAPFRE	Construcciones y Montajes Uriman, S.A.	Performance	01-Jan-07	01-Jan-08	VZB	62,811
44 CBI Venezolana	5100717500274	MAPFRE	Construcciones y Montajes Uriman, S.A.	Performance	01-Jan-07	01-Jan-08	VZB	17,109
44 CBI Venezolana	5110617500324	MAPFRE	Petrolera Zuata, Petrozuata	Advance Payment	13-Oct-06	13-Oct-07	VZB	731,133
44 CBI Venezolana	5110717500051	MAPFRE	Orifuels Sinoven, S.A.	Advance Payment	01-Jan-07	01-Jan-08	VZB	792,134
44 CBI Venezolana	5120617500186	MAPFRE	Petrolera Zuata, Petrozuata	Labor	13-Oct-06	13-Oct-08	VZB	924,528
44 CBI Venezolana	5120617500243	MAPFRE	Petrolera Ameriven	Labor	13-Dec-06	13-Dec-07	VZB	10,006
44 CBI Venezolana	5120717500042	MAPFRE	Sincrudos de Oriente Sincor, C.A.	Labor	01-Jan-07	01-Jan-08	VZB	11,370
44 CBI Venezolana	5210717500053	MAPFRE	Republica Bolivariana de Venezuela	License	01-Apr-07	01-Apr-08	VZB	31,240
44 CBI Venezolana	5210717500054	MAPFRE	Republica Bolivariana de Venezuela	License	01-Apr-07	01-Apr-08	VZB	84,481
44 CBI Venezolana	5210717500430	MAPFRE	Vopak Venezuela S.A.	Performance	01-Apr-07	01-Apr-08	VZB	234,668
44 CBI Venezolana	5210717500144	MAPFRE	PDVSA	Performance	01-Apr-07	01-Apr-08	VZB	465
44 CBI Venezolana	01-16-100719	Seguros Mercantil	PDVSA	Labor	15-Nov-02	01-Jan-08	VZB	102,489
44 CBI Venezolana	35-16-100097	Seguros Mercantil	Sincrudos de Oriente Sincor, C.A.	Labor	01-Jun-02	01-Jan-08	VZB	229,229
44 CBI Venezolana	35-16-100098	Seguros Mercantil	Sincrudos de Oriente Sincor, C.A.	Labor	01-Jun-02	01-Jan-08	VZB	33,302
44 CBI Venezolana	35-16-100099	Seguros Mercantil	Sincrudos de Oriente Sincor, C.A.	Labor	01-Jun-02	01-Jan-08	VZB	303,104
44 CBI Venezolana	35-16-100100	Seguros Mercantil	Sincrudos de Oriente Sincor, C.A.	Labor	01-Jun-02	01-Jan-08	VZB	84,682
44 CBI Venezolana	01-16-104528	Seguros Mercantil	Sincrudos de Oriente Sincor, C.A.	Labor	01-Jun-02	01-Jan-08	VZB	104,190
44 CBI Venezolana	01-16-104527	Seguros Mercantil	Sincrudos de Oriente Sincor, C.A.	Labor	01-Jun-02	01-Jan-08	VZB	52,095
44 CBI Venezolana	01-16-0101635	Seguros Mercantil	Petrolera Zuata, Petrozuata,C.A.	Labor	27-May-04	01-Jan-08	VEB	95,939
44 CBI Venezolana	01-16-0101637	Seguros Mercantil	Petrolera Zuata, Petrozuata,C.A.	Advance Payment	22-Jun-04	01-Jan-08	VEB	10,534
44 CBI Venezolana	01-16-100779	Seguros Mercantil	Sincrudos de Oriente Sincor, C.A.	Labor	02-Jul-02	01-Jan-08	VEB	86,192
44 CBI Venezolana	01-16-100780	Seguros Mercantil	PDVSA Sincor	Labor	11-Jun-02	01-Jan-08	VEB	29,848
44 CBI Venezolana	01-16-104012	Seguros Mercantil	INELECTRA	Performance	01-Jul-04	01-Jan-08	VEB	78,751
44 CBI Venezolana	01-16-100820	Seguros Mercantil	SENIAT	Custom	27-Nov-02	01-Jan-08	VEB	3,188
44 CBI Venezolana	01-16-104008	Seguros Mercantil	INELECTRA	Performance	17-May-04	31-Dec-07	VZB	48,501
44 CBI Venezolana	01-16-104011	Seguros Mercantil	INELECTRA	Performance	17-May-04	31-Dec-07	VZB	48,501
44 CBI Venezolana	01-16-104056	Seguros Mercantil	Operadora Cerro Negro	Advance Payment	21-May-04	01-Jan-08	VZB	93,478
44 CBI Venezolana	01-16-104058	Seguros Mercantil	Operadora Cerro Negro	Performance	21-May-04	01-Jan-08	VZB	93,478
44 CBI Venezolana	01-16-104059	Seguros Mercantil	Operadora Cerro Negro	Advance Payment	21-May-04	01-Jan-08		105,388
44 CBI Venezolana	01-16-104060	Seguros Mercantil	Operadora Cerro Negro	Performance	21-May-04	01-Jan-08		105,388
44 CBI Venezolana	01-16-104097	Seguros Mercantil	Operadora Cerro Negro	Labor	27-May-04	01-Jan-08	VZB	46,739
44 CBI Venezolana	01-16-104230	Seguros Mercantil	Petrolera Ameriven	Advance Payment	22-Jun-04	01-Jan-08	VZB	122,830
44 CBI Venezolana	01-16-104295	Seguros Mercantil	Petrolera Ameriven	Performance	01-Jul-04	01-Jan-08	VZB	122,830
44 CBI Venezolana	01-16-104296	Seguros Mercantil	Petrolera Ameriven	Performance	01-Jul-04	01-Jan-08		112,838
44 CBI Venezolana	01-16-104297	Seguros Mercantil	Petrolera Ameriven	Labor	01-Jul-04	30-Jun-07	VZB	61,415
44 CBI Venezolana	01-16-105380	Seguros Mercantil	INELECTRA,S.A.	Performance	14-Dec-04	01-Jan-08	VZB	100,567
44 CBI Venezolana	01-16-105384	Seguros Mercantil	Aduana Guanta	Custom	14-Nov-04	01-Jan-08	VZB	84,956
44 CBI Venezolana	01-16-105385	Seguros Mercantil	Inelectra	Labor	14-Dec-04	01-Jan-08	VZB	72,408
44 CBI Venezolana	01-16-105415	Seguros Mercantil	Aduana de Guanta	Custom	14-Dec-04	30-Jun-07	VZB	44,986
44 CBI Venezolana	01-16-105671	Seguros Mercantil	Aduana Principal	Performance	16-Feb-05	01-Jan-08	VZB	49,637
44 CBI Venezolana	01-16-105943	Seguros Mercantil	Operadora Cerr	Advance Payment	15-Apr-05	01-Jan-08	VZB	14,387
44 CBI Venezolana	01-16-105944	Seguros Mercantil	Operadora Cerr	Advance Payment	15-Apr-05	01-Jan-08		29,730

	Sub-total							13,234,104

55 Horton CBI, Ltd	M413771	ACE INA INSURANCE (ACE)	Canadian Customs	Custom	27-Oct-06	27-Oct-07	CAD	5,000

	Sub-total							5,000

	TOTAL							222,794,597